As filed with the Securities and Exchange Commission on November 14, 2016

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------
                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Pre-Effective Amendment No. 3

                          Post-Effective Amendment No.

                           -------------------------
                               AB CAP FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                           -------------------------
                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                             Washington, D.C. 20001



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                               THE AB PORTFOLIOS
                          1345 Avenue of the Americas
                            New York, New York 10105
                           Toll Free (800) 324-5060

November [__], 2016

Dear Shareholder:

      The Board of Trustees (the "Trustees") of The AB Portfolios (the "Trust"), a Massachusetts business trust and an open-end management investment company, is asking the shareholders of the AB Conservative Wealth Strategy, a series of the Trust (the "Acquired Fund"), to approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") providing for the acquisition of the assets and assumption of the liabilities of the Acquired Fund by AB All Market Income Portfolio (the "Acquiring Fund"), a series of AB Cap Fund, Inc. (the "Company"), a Maryland corporation and an open-end management investment company. For this purpose, the Trustees have approved a Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on January 30, 2017.

      The proposed acquisition (the "Acquisition") is described in more detail in the attached Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Acquired Fund approve the Plan providing for the Acquisition at the Meeting, the Acquisition is expected to be completed on or about February 28, 2017.

      The Adviser and Trustees believe the Acquisition will benefit shareholders of the Acquired Fund because they believe that the investment approach of the Acquiring Fund is better able to generate return in various market environments, including the current low-yield environment. In addition, the Acquisition will result in shareholders of the Acquired Fund owning an investment with a lower expense ratio at least through February 28, 2018. The Acquisition is intended to be tax-free to the shareholders of the Acquired Fund for federal income tax purposes.

      The Trustees have given careful consideration to the proposed Plan and the Acquisition and have concluded that the Acquisition is in the best interests of the Acquired Fund. The Trustees unanimously recommend that you vote "for" the proposed Plan providing for the Acquisition.

      We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to vote your shares. Computershare Fund Services, a proxy solicitation firm (the "Proxy Solicitor"), has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to authorize a proxy to vote your shares. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                               THE AB PORTFOLIOS
                        AB Conservative Wealth Strategy

                          1345 Avenue of the Americas
                            New York, New York 10105
                           Toll Free (800) 324-5060


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 2017

To the Shareholders of AB Conservative Wealth Strategy:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of AB Conservative Wealth Strategy (the "Acquired Fund"), a series of The AB Portfolios (the "Trust"), a Massachusetts business trust and an open-end management investment company, is to be held at 2:30 p.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on January 30, 2017.

      At the Meeting you will be asked to consider and approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund in exchange for shares of AB All Market Income Portfolio (the "Acquiring Fund"), a series of AB Cap Fund, Inc., a Maryland corporation and an open-end management investment company, the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the termination of the Acquired Fund.

      Record owners of shares of the Acquired Fund as of the close of business on November 1, 2016, are entitled to vote at the Meeting or any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may authorize a proxy to vote your shares by completing, signing and returning the enclosed proxy card by mail in the envelope provided, or by following the instructions on the proxy card to authorize a proxy to vote your shares by telephone or the Internet.

      Your vote is important. If you have any questions, please contact us toll-free at (800) 324-5060 for additional information.

By order of the Board of Trustees

Sincerely,

---------------

Emilie Wrapp
Secretary
November [__], 2016




--------------------------------------------------------------------------------

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE THROUGH THE INTERNET, BY VISITING THE WEBSITE ADDRESS ON YOUR PROXY CARD, OR BY TELEPHONE, BY USING THE TOLL-FREE NUMBER ON YOUR PROXY CARD. YOUR PROMPT VOTE MAY SAVE AB CONSERVATIVE WEALTH STRATEGY THE NECESSITY OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

--------------------------------------------------------------------------------

                               THE AB PORTFOLIOS
                        AB Conservative Wealth Strategy

                          1345 Avenue of the Americas
                            New York, New York 10105
                           Toll Free: (800) 324-5060


                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in the attached Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). Please review the full Proxy Statement/Prospectus before casting your vote or authorizing a proxy to vote your shares.

1.    What is this document and why was it sent to you?

      The attached Proxy Statement/Prospectus provides you with information about the proposed acquisition of the assets and liabilities of AB Conservative Wealth Strategy (the "Acquired Fund"), a series of The AB Portfolios (the "Trust"), a Massachusetts business trust and an open-end management investment company, by AB All Market Income Portfolio (the "Acquiring Fund," and, together with the Acquired Fund, the "Funds"), a series of AB Cap Fund, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation (the "Acquisition"). The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Acquired Fund to approve the Agreement and Plan of Acquisition and Liquidation, between the Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund (the "Plan"), and (2) register the shares of, and provide information about, the Acquiring Fund.

      This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Acquisition. The Proxy Statement/Prospectus should be retained for future reference.

2. Do the Funds have similar investment objectives and principal investment strategies?

      The Funds have similar investment objectives and multi-asset exposures. The Acquiring Fund's investment objective is to seek current income with consideration of capital appreciation, and the Acquired Fund's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Acquired Fund is structured as a fund of funds and seeks to achieve its investment objective by investing in a combination of affiliated investment companies ("Underlying Portfolios") representing a variety of asset classes and investment styles(1). The Acquiring Fund is not structured as a fund of funds and seeks to achieve its investment objective by making direct investments. Most of the assets of the Acquired Fund are invested through Underlying Portfolios in high quality bonds, which have not generated substantial income in recent years and may decline in value if interest rates rise. In contrast, the Acquiring Fund's focus on income has allowed it to generate return through investments in high-yield debt securities, income-producing equity securities, and derivative strategies intended to generate income, without a substantially higher risk profile than that of the Acquired Fund.

--------
(1) The Acquired Fund's Board of Trustees recently approved changes to the principal strategies of the Fund. The Fund will no longer seek to achieve its objective by investing in the Underlying Portfolios. Instead, the Acquired Fund will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles. It is anticipated that these changes will take effect on or about January 26, 2017.

3.    What is the purpose of the Acquisition?

      The purpose of the Acquisition is to transfer the assets and liabilities of the Acquired Fund to the Acquiring Fund. As discussed in the Proxy Statement/Prospectus, after carefully considering the recommendation of the Adviser, the Board approved the Acquisition and Plan and submission of the Plan to shareholders of the Acquired Fund for their approval. In reaching this conclusion, the Trustees considered, among other factors:

      o the continuity of management, as the Acquiring Fund will have the same Adviser and certain of the same portfolio managers, and will be overseen by the same Directors/Trustees and be serviced by the same service providers as the Acquired Fund;

      o the Adviser's belief that the investment approach of the Acquiring Fund is better able to generate return in various market environments, including the current low-yield environment, resulting in better outcomes for shareholders as well as the opportunity for asset growth and the potential for expense ratio reductions that would accompany such growth;

      o the historical investment performance of both Funds, and the similarities and differences in their respective investment objectives and policies;

      o that the Acquiring Fund currently pays a higher advisory fee than the Acquired Fund, but its net expenses are lower than the Acquired Fund's expenses due to a contractual fee waiver/expense reimbursement agreement in effect through February 28, 2018, and that, if the Plan is approved by the Acquired Fund's shareholders, the Adviser has agreed to lower the Acquiring Fund's advisory fee in connection with the Acquisition to match the advisory fee schedule of the Acquired Fund, as well as the gross and net pro forma expenses of the Acquiring Fund after the Acquisition;

      o     the costs of the Acquisition and the allocation thereof; and

      o that the Acquisition is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. However, the IRS may disagree with the position that the Acquisition is a tax-free reorganization, and shareholders of the Acquired Fund could realize gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

      The Acquisition will not occur unless it is approved by the holders of majority of the Acquired Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended, which means (a) 67% or more of the shares of the Acquired Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Acquired Fund, whichever is less. The Trustees unanimously recommend that you vote "FOR" the Acquisition.

4.    How will the proposed Acquisition work?

      Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of the shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and

      o     the termination of the Acquired Fund.

      If the Plan is approved by the Acquired Fund's shareholders at the Special Meeting of Shareholders to be held on January 30, 2017 (the "Meeting"), the Acquisition is expected to occur on or about February 28, 2017.

5.    How will the Acquisition affect shareholders of the Acquired Fund?

      Shareholders of the Acquired Fund will receive the same class of shares that they hold in the Acquired Fund at the time of the Acquisition, except that Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have an aggregate net asset value ("NAV") equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Acquired Fund and Acquiring Fund (each, a "Fund" and together, the "Funds") are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the "Closing Date"), or such other date and time as may be agreed upon by the parties to the Plan (the "Valuation Time"). Shareholders of the Acquiring Fund will be able to redeem their Acquiring Fund shares at any time for such shares' then-current NAV after the Acquisition.

6.    Who is eligible to vote on the Acquisition?

      Shareholders of record of the Acquired Fund at the close of business on November 1, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you held Acquired Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Meeting, will be voted according to shareholders' instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

7.    Who manages the Acquiring Fund?

      The Adviser serves as investment adviser to the Acquiring Fund and the Acquired Fund. The Adviser manages assets totaling approximately $490 billion as of September 30, 2016, of which approximately $96 billion represented assets of registered investment companies sponsored by the Adviser. As of September 30, 2016, the Adviser advises 31 registered investment companies, comprising 129 separate investment portfolios.

      The day-to-day management of, and investment decisions for, the Acquired Fund are made by Daniel J. Loewy, Christopher H. Nikolich and Vadim Zlotnikov. The day-to-day management of, and investment decisions for, the Acquiring Fund are made by Mr. Loewy, Mr. Zlotnikov and Morgan C. Harting.

      The Acquiring Fund is overseen by the same Board of Directors/Trustees as the Acquired Fund.

8.    How will the Acquisition affect the advisory fees and expenses?

      If the Plan is approved by the Acquired Fund's shareholders, the Adviser has agreed to lower the Acquiring Fund's advisory fee in connection with the Acquisition to match the advisory fee schedule of the Acquired Fund. The gross fees and expenses for the Acquiring Fund will be higher than those of the Acquired Fund currently due to expenses associated with the Acquiring Fund's direct investments, as opposed to the Acquired Fund's investments in underlying portfolios (Fund of Funds). However, following the Acquisition, the net expenses of the Acquiring Fund will be lower than the Acquired Fund's expenses due to a contractual fee waiver/expense reimbursement agreement in effect at least through February 28, 2018.


9.    What happens if shareholders of the Acquired Fund do not approve the Plan?

      If shareholders of the Acquired Fund do not approve the Plan, the Acquisition will not occur. The Trustees of the Acquired Fund may consider other alternatives for the Fund in such event.

10.   Who is paying the expenses of the Acquisition?

      The Funds will bear 50% of the costs and expenses of the Acquisition, allocated to each Fund based on the respective net assets of the total net assets of both Funds, with the other 50% being borne by the Adviser. In addition, it is expected that the Adviser will bear the costs and expenses of the Acquisition allocable to the Acquiring Fund pursuant to the fee waiver/expense reimbursement agreement in effect for the Acquiring Fund.
The total costs and expenses of the Acquisition are estimated to be approximately $243,000.

      The Funds ordinarily bear certain expenses such as brokerage commissions and any other transaction charges, as well as interest on borrowed money, and will bear these expenses and any extraordinary expenses that may be associated with the Acquisition.

11.   Who do I call if I have questions about the Meeting or the Acquisition?

      If you have any questions about the Meeting or the Acquisition, please call AllianceBernstein Investor Services, Inc. toll-free at (800) 324-5060 from 9:00 a.m. to 5:00 p.m. Eastern time, or Computershare Fund Services, the Acquired Fund's proxy solicitor, at (800) 708-7956.

12. Where may I find additional information regarding the Acquired Fund and the Acquiring Fund?

      Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated into the Proxy Statement/Prospectus by reference:

      o The statement of additional information ("SAI") dated as of November [__], 2016 that has been filed with the SEC in connection with this Proxy Statement/Prospectus (the "Acquisition SAI");

      o The prospectus and SAI of the Acquiring Fund (for Class A, Class C and Advisor Class) dated February 29, 2016, which were filed with the SEC on February 29, 2016, each as amended and supplemented through the date hereof (File No. 811-01716);

      o The prospectus and SAI of the Acquiring Fund (for Class R, Class K and Class I) dated [_______________], which were filed with the SEC on November [__], 2016;

      o The prospectus and SAI of the Acquired Fund dated December 31, 2015, which were filed with the SEC on December 30, 2015, each as supplemented through the date hereof (File No. 811-05088);


      o The audited financial statements and related independent registered public accounting firm's report for the Acquired Fund contained in its annual report for the fiscal year ended August 31, 2016;

      o The audited financial statements and related independent registered public accounting firm's report for the Acquiring Fund contained in its annual report for the fiscal period ended November 30, 2015; and

      o The unaudited financial statements for the six-month period ended May 31, 2016 contained in the Acquiring Fund's semi-annual report.

      Copies of the annual and semi-annual reports to shareholders of the Acquired Fund and the Acquiring Fund are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:         c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By phone:        (800) 324-5060

      You may also view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone:        1-202-551-8090 (for information on the operations of the Public
                 Reference Room only)

By mail: Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet: www.sec.gov

      o The SEC has not approved or disapproved these securities or passed upon the adequacy of the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

                           PROXY STATEMENT/PROSPECTUS

                              NOVEMBER [__], 2016

                             FOR THE ACQUISITION OF

                        AB Conservative Wealth Strategy
                         a series of The AB Portfolios
                          1345 Avenue of the Americas
                            New York, New York 10105

                                       BY

                         AB All Market Income Portfolio
                         a series of AB Cap Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York l0105
                                 (800) 324-5060

      This Combined Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being sent to you in connection with the solicitation of proxies by the Board of Trustees of The AB Portfolios (the "Trust"), a Massachusetts business trust, on behalf of its series AB Conservative Wealth Strategy (the "Acquired Fund"), for use at a Special Meeting of Shareholders (the "Meeting") of the Acquired Fund at 2:30 p.m. Eastern time at the principal executive offices of AllianceBernstein, L.P., the investment adviser to the Acquired Fund (the "Adviser"), located at 1345 Avenue of the Americas, New York, New York 10105, on January 30, 2017.

      At the Meeting you will be asked to consider and vote upon the following proposal (the "Proposal"):

            To approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") providing for the acquisition of the assets and assumption of the liabilities of the Acquired Fund by AB All Market Income Portfolio (the "Acquiring Fund"), a series of AB Cap Fund, Inc. (the "Company"), a Maryland corporation, and the termination of the Acquired Fund in exchange for shares of a corresponding class of shares of the Acquiring Fund (the "Acquisition"), as described in the table below:

            --------------------------------------------------------------------
            AB Conservative Wealth Strategy     AB All Market Income Portfolio
                   (Acquired Fund)                    (Acquiring Fund)
            --------------------------------------------------------------------
                       Class A                             Class A
                       Class B*                            Class A
                       Class C                             Class C
                    Advisor Class                       Advisor Class
                       Class R                             Class R
                       Class K                             Class K
                       Class I                             Class I
            --------------------------------------------------------------------

            * The Acquiring Fund does not offer, and does not intend to offer, Class B shares. Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund in connection with the Acquisition.

      Each of the Trust and the Company is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC").

      This Proxy Statement/Prospectus sets forth the basic information you should consider before voting on the Proposal. You should read it and keep it for future reference.

      If the Proposal is approved, the Acquisition will be accomplished through the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, which will be distributed to shareholders of the Acquired Fund, and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total net asset value ("NAV") equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Acquired Fund and Acquiring Fund (each, a "Fund" and together, the "Funds") are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the "Closing Date"), or such other date and time as may be agreed upon by the parties to the Plan (the "Valuation Time")). Since Acquired Fund shareholders will receive Class A, Class C, Advisor Class, Class R, Class K or Class I shares of the Acquiring Fund, this Prospectus/Proxy Statement also serves as a prospectus for the offering of Class A, C, Advisor, R, K and I shares of the Acquiring Fund in connection with the Acquisition.

      The Acquired Fund expects that this Proxy Statement/Prospectus will be distributed on or about November [__], 2016.

      Additional information relating to the Funds and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information to this Proxy Statement/Prospectus dated November [ ], 2016 (the "Acquisition SAI"), which is incorporated herein by reference. Additional information about the Funds has been filed with the SEC and is available upon request and without charge by writing to the applicable Fund or by calling (800) 324-5060.


Important Notice Regarding Availability of Proxy Materials for the Meeting to Be Held on January 30, 2017. The Proxy Statement is available on the Internet at www.abglobal.com/abfundsproxy.

--------------------------------------------------------------------------------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
     SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page

PROPOSAL  APPROVAL OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION........6

SUMMARY........................................................................7

      COMPARISON OF INVESTMENT MANAGEMENT FEES AND OPERATING EXPENSES..........7

      COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
            STRATEGIES........................................................15

      COMPARISON OF BENCHMARKS................................................19

      COMPARISON OF FUND SHARES...............................................19

      COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES........................19

      SERVICE PROVIDERS.......................................................19

      COMPARISON OF BUSINESS STRUCTURES.......................................19

      FEDERAL INCOME TAX CONSEQUENCES.........................................20

PRINCIPAL RISKS...............................................................21

      PRINCIPAL RISKS OF BOTH THE ACQUIRED FUND AND ACQUIRING FUND............21

      ADDITIONAL PRINCIPAL RISKS OF THE ACQUIRED FUND.........................22

      ADDITIONAL PRINCIPAL RISKS OF THE ACQUIRING FUND........................22

INFORMATION ABOUT THE ACQUISITION.............................................23

      INTRODUCTION............................................................23

      DESCRIPTION OF THE PLAN.................................................23

      REASONS FOR THE ACQUISITION AND BOARD CONSIDERATION OF THE PLAN
            AND ACQUISITION...................................................24

      DESCRIPTION OF THE SECURITIES TO BE ISSUED..............................26

      DIVIDENDS AND OTHER DISTRIBUTIONS.......................................26

      SHARE CERTIFICATES......................................................27

      FEDERAL INCOME TAX CONSEQUENCES.........................................27

      CAPITALIZATION INFORMATION..............................................28

INFORMATION ABOUT THE FUNDS...................................................28

      MANAGEMENT OF THE FUNDS.................................................28

      ADVISORY AGREEMENTS AND FEES............................................34

      DISTRIBUTION ARRANGEMENTS...............................................35

      ADMINISTRATIVE AND TRANSFER AGENCY ARRANGEMENTS.........................35

VOTING INFORMATION............................................................35

LEGAL MATTERS.................................................................36

FINANCIAL HIGHLIGHTS..........................................................36

INFORMATION FILED WITH THE SEC................................................37

Appendix A  FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION........A-1

Appendix B  CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND...B-1

Appendix C  COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION................C-1

Appendix D  CAPITALIZATION...................................................D-1

Appendix E  SHARE OWNERSHIP INFORMATION......................................E-1

                                    PROPOSAL

         APPROVAL OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

      The Board of Trustees (the "Board" or the "Trustees") of the Trust approved the Plan at a meeting of the Board held on September 21, 2016. Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of Class A, Class C, Advisor Class, Class R, Class K or Class I shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

      o     the liquidation and termination of the Acquired Fund.

      Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Class A, Class C, Advisor Class, Class R, Class K or Class I shares, as applicable, of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time. It is intended that shareholders of the Acquired Fund should recognize no gain or loss for federal income tax purposes in connection with the Acquisition. If the Proposal is approved by the shareholders of the Acquired Fund, the Acquisition is expected to occur on or about February 28, 2017.

      The shareholders of the Acquired Fund must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of a majority of the Acquired Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means (a) 67% or more of the shares of the Acquired Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Acquired Fund, whichever is less. The Acquisition does not require approval of the shareholders of the Acquiring Fund.

      A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of 30% of the aggregate number of outstanding shares of the Acquired Fund entitled to vote at the Meeting.

      Based on their consideration of, among other factors, the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Trustees of the Trust concluded that the Acquisition is in the best interests of the Acquired Fund. In reaching this conclusion, the Trustees considered: the continuity of management, as the Acquiring Fund will have the same Adviser and certain of the same portfolio managers, and will be overseen by the same Directors/Trustees and be serviced by the same service providers as the Acquired Fund; the Adviser's belief that the investment approach of the Acquiring Fund is better able to generate return in various market environments, including the current low-yield environment, and to result in more favorable outcomes to shareholders as well as the opportunity for asset growth and the potential for expense ratio reductions; the historical investment performance of the Funds, and the similarities and differences in their respective investment objective and policies; the gross and net pro forma expenses of the Acquiring Fund after the Acquisition and that the Acquiring Fund currently pays a higher advisory fee than the Acquired Fund, but its total net expenses are lower than the Acquired Fund's expenses due to a contractual fee waiver/expense reimbursement agreement in effect at least through February 28, 2018, and that, the Adviser has agreed to contractually lower the Acquiring Fund's advisory fee after the Acquisition to match the advisory fee schedule of the Acquired Fund; the costs of the Acquisition and the allocation thereof; and the expectation that the Acquired Fund and its shareholders should not recognize any gain or loss upon the Acquisition for federal income tax purposes.

      The Trustees unanimously recommend that shareholders of the Acquired Fund vote "FOR" the Plan.

      For a more complete discussion of the factors considered by the Trustees in approving the Acquisition, see "Information about the Acquisition - Reasons for the Acquisition."

                                    SUMMARY

      The following summary compares certain features of the Funds and discusses the primary federal tax consequences of the Acquisition to the Funds and their shareholders. This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders of the Acquired Fund should read this entire Proxy Statement/Prospectus carefully. For additional information about the Acquiring Fund, please read the prospectus of the Acquiring Fund. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card are being distributed to shareholders of the Acquired Fund on or about November [__], 2016.

      The Acquired Fund is a series of the Trust, an open-end management investment company that is organized as a Massachusetts business trust. The Acquiring Fund is a series of the Company, an open-end management investment company that is organized as a Maryland corporation. The Acquiring Fund's investment objective is to seek current income with consideration of capital appreciation, and the Acquired Fund's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Acquired Fund is a diversified investment company, and the Acquiring Fund is a non-diversified investment company.

      The Acquiring Fund will be the accounting survivor in the Acquisition.

Comparison of Investment Management Fees and Operating Expenses

Investment Management Fees

      The investment advisory fee of the Acquired Fund consists of a base fee of 0.55% of the first $2.5 billion of the Acquired Fund's average daily net assets; 0.45% of the excess of $2.5 billion up to $5 billion; and 0.40% of the excess over $5 billion, which fee accrues daily and is paid monthly. For the Acquired Fund, the Adviser furnishes or pays the expenses of the Trust for office space, facilities and equipment, services of executives and other personnel of the Trust who are affiliated with the Adviser and certain administrative services.

      The investment advisory fee of the Acquiring Fund consists of a fee of 0.70% of the Acquiring Fund's average daily net assets, which fee accrues daily and is paid monthly. In addition, the Acquiring Fund reimburses the Adviser for the costs of providing certain administrative and accounting services to the Fund. If the Plan is approved by the Acquired Fund's shareholders, the Adviser has agreed to lower the Acquiring Fund's advisory fee after the Acquisition to match the advisory fee schedule of the Acquired Fund.

Operating and Other Expenses

      The gross expenses of the Acquiring Fund's Class A, Class C and Advisor Class shares are higher than those of the corresponding classes of the Acquired Fund. The Acquiring Fund's gross expenses for Class A, Class C and Advisor Class shares were 3.64%, 4.46% and 3.40% for its fiscal year ended November 30, 2015 as compared to the gross expenses of the Acquired Fund of 1.20%, 1.96%, 1.96%, 0.95%, 1.62%, 1.29% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, for the Acquired Fund's fiscal year ended August 31, 2015. However, the net expenses of the Acquiring Fund Class A, Class C and Advisor Class shares are lower than those of the corresponding classes of the Acquired Fund due to a contractual fee waiver/expense reimbursement agreement in effect at least through February 28, 2018. The Acquiring Fund's net expenses for Class A, Class C and Advisor Class shares were 0.99%, 1.74% and 0.74% for its fiscal year ended November 30, 2015 as compared to the net expenses of the Acquired Fund of 1.14%, 1.90%, 1.90%, 0.89%, 1.56%, 1.23% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, for the Acquired Fund's fiscal year ended August 31, 2015. The Acquiring Fund did not offer Class R, Class K and Class I shares prior to the Acquisition.

Fee Table

    The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare any sales charges and expenses of the Acquired Fund and (pro forma) estimates for the Acquiring Fund in its first year following the Acquisition. Under the Plan, shares of beneficial interest in the Acquired Fund will be exchanged for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the Acquiring Fund. Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund at NAV. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

     The fees and expenses of the Acquired Fund shown below are based on the annualized fees and expenses of the Acquired Fund incurred during its fiscal year ended August 31, 2016. The fees and expenses of the Acquiring Fund shown below are based on the fees and expenses of the Acquiring Fund incurred during the nine month period ended August 31, 2016. Pro forma fees and expenses are based on the estimated fees and expenses of the Acquiring Fund for its first fiscal period ending after the Acquisition. Pro forma numbers are estimated in good faith and are hypothetical.


Shareholder Fees (fees paid directly from your investment)
-----------------------------------------------------------
Acquired Fund

                                                       Class B Shares                   Advisor     Class R,
                                       Class A    (not currently offered    Class C      Class        K and
                                       Shares        to new investors)      Shares      Shares     I Shares
 ------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)           4.25%             None              None        None         None
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)                          None(a)           4.00%(b)           1.00%(c)    None         None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                           None               None              None        None         None
--------------------------------------------------------------------------------------------------------------

(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%annually to 0% after the fourth year. (c) For Class C shares, the CDSC is 0% after the first year.

Acquiring Fund
                                                            Advisor     Class R,
                                    Class A     Class C      Class       K and
                                    Shares      Shares      Shares     I Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        4.25%       None       None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)                               None(a)    1.00%(b)    None         None
--------------------------------------------------------------------------------
Exchange Fee                         None        None       None         None
--------------------------------------------------------------------------------

(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)   For Class C shares, the CDSC is 0% after the first year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Acquired Fund

                              Class A      Class B   Class C    Advisor Class    Class R   Class K   Class I
-------------------------------------------------------------------------------------------------------------
Management Fees                  .55%        .55%       .55%          .55%         .55%       .55%       .55%
Distribution and/or Service
   (12b-1) Fees                  .25%       1.00%      1.00%          None         .50%       .25%       None
Other Expenses
   Transfer Agent                .10%        .10%       .10%          .10%         .25%       .19%       .12%
   Other Expenses                .10%        .10%       .10%          .10%         .10%       .10%       .10%
                               ------      ------     ------      -----------    ------     ------     ------
Total Other Expenses             .20%        .20%       .20%          .20%         .35%       .29%       .22%
                               ------      ------     ------      -----------    ------     ------     ------

Acquired Fund Fees and
   Expenses (Underlying
   Portfolios)(a)                .24%        .24%       .24%          .24%         .24%       .24%       .24%
                               ------      ------     ------      -----------    ------     ------     ------

Total Annual Strategy
   Operating Expenses           1.24%       1.99%      1.99%          .99%        1.64%      1.33%      1.01%
                               ======      ======     ======      ===========    ======     ======     ======

Fee Waiver and/or Expense
   Reimbursement(b)            (.06)%      (.06)%     (.06)%        (.06)%       (.06)%     (.06)%     (.05)%
                               ------      ------     ------      -----------    ------     ------     ------

Total Annual Strategy
   Operating Expenses After
   Fee Waiver and/or
   Expense Reimbursement        1.18%       1.93%      1.93%          .93%        1.58%      1.27%       .96%
                               ======      ======     ======      ===========    ======     ======     ======

--------------------------------------------------------------------------------------------------------------

(a)   Restated to reflect current fees and expenses.

(b) In connection with the Acquired Fund investments in AB Multi-Manager Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Acquired Fund for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Acquired Fund. This fee waiver will remain in effect until December 31, 2016.

Acquiring Fund

                                                                       Advisor
                                              Class A      Class C     Class
--------------------------------------------------------------------------------
Management Fees                                  .70%        .70%         .70%
Distribution and/or Service (12b-1) Fees         .25%       1.00%         None
Other Expenses:
     Transfer Agent                              .10%        .22%         .10%
     Other Expenses                             2.32%       2.41%        2.34%
                                            ------------ ----------- -----------
Total Other Expenses                            2.42%       2.63%        2.44%
                                            ------------ ----------- -----------
Acquired Fund Fees and Expenses                  .22%        .22%         .22%
                                            ------------ ----------- -----------
Total Annual Fund Operating Expenses            3.59%       4.55%        3.36%
                                            ============ =========== ===========
Fee Waiver and/or Expense Reimbursement(a)    (2.60)%     (2.81)%      (2.62)%
                                            ------------ ----------- -----------
Total Annual Fund Operating Expenses
  After Fee Waiver and/or Expense
  Reimbursement                                  .99%       1.74%         .74%
                                            ============ =========== ===========
--------------------------------------------------------------------------------

(a) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through February 28, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74% and .74% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2018 in an amount equal to the Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests.

Combined Fund--Pro Forma

                               Class A    Class C    Advisor Class    Class R    Class K   Class I
-----------------------------------------------------------------------------------------------------
Management Fees(a)                .55%        .55%          .55%          .55%       .55%       .55%
Distribution and/or Service
   (12b-1) Fees                   .25%       1.00%          None          .50%       .25%       None
Other Expenses
   Transfer Agent                 .10%        .11%          .10%          .25%       .18%       .12%
   Other Expenses(b)              .20%        .20%          .20%          .20%       .20%       .20%
                              ----------  ----------   -------------  ----------  ---------  --------

Total Other Expenses              .30%        .31%          .30%          .45%       .38%       .32%
                              ----------  ----------   -------------  ----------  ---------  --------
Acquired Fund Fees and
   Expenses (Underlying
   Portfolios)                    .19%        .19%          .19%          .19%       .19%       .19%
                              ----------  ----------   -------------  ----------  ---------  --------
Total Annual Strategy
   Operating Expenses            1.29%       2.05%         1.04%         1.69%      1.37%      1.06%
                              ==========  ==========   =============  ==========  =========  ========
Fee Waiver and/or Expense
   Reimbursement(c)             (.30)%      (.31)%        (.30)%        (.45)%     (.38)%     (.32)%
                              ----------  ----------   -------------  ----------  ---------  --------
Total Annual Strategy
   Operating Expenses After
   Fee Waiver and/or
   Expense Reimbursement          .99%       1.74%          .74%         1.24%       .99%       .74%
                              ==========  ==========   =============  ==========  =========  ========
-----------------------------------------------------------------------------------------------------

(a) The advisory fee of the Acquiring Fund will be lowered to equal the advisory fee schedule of the Acquired Fund at the time of the Acquisition.

(b) Other expenses do not include the projected costs and expenses of the Acquisition. The basis point impact of such costs and expenses is projected to be approximately 0.04% based on current Acquired Fund assets. It is expected that the Adviser will bear the costs and expenses of the Acquisition allocable to the Acquiring Fund pursuant to the fee waiver/expense reimbursement agreement in effect for the Acquiring Fund.

(c) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Acquiring Fund through February 28, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74%, .74%, 1.24%, .99% and .74% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2018 in an amount equal to the Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests.

Examples
--------

      The following examples are intended to help you compare the costs of investing in each of the Acquired Fund, the Acquiring Fund and the combined Fund after the Acquisition. The examples assume that you invest $10,000 in each of the Acquired Fund, the Acquiring Fund and the combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, that each Fund's operating expenses remain the same and that the fee waiver, if applicable, is in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Fund

                                             Advisor
                 Class A   Class B  Class C   Class   Class R   Class K  Class I
--------------------------------------------------------------------------------
After 1 Year     $   540  $   596  $   296  $    95  $   161  $   129  $     98
After 3 Years    $   796  $   819  $   619  $   309  $   511  $   416  $    317
After 5 Years    $ 1,072  $ 1,067  $ 1,067  $   541  $   886  $   723  $    553
After 10 Years   $ 1,856  $ 2,118  $ 2,312  $ 1,208  $ 1,939  $ 1,596  $  1,232
--------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                          Class B      Class C
--------------------------------------------------------------------------------
After 1 Year                                           $      196    $       196
After 3 Years                                          $      619    $       619
After 5 Years                                          $    1,067    $     1,067
After 10 Years                                         $    2,118    $     2,312
--------------------------------------------------------------------------------

Acquiring Fund

                               Class A            Class C         Advisor Class
--------------------------------------------------------------------------------
After 1 Year                $       522          $      277*        $         76
After 3 Years               $     1,247          $    1,121         $        788
After 5 Years               $     1,993          $    2,073         $      1,523
After 10 Years              $     3,951          $    4,492         $      3,471
--------------------------------------------------------------------------------

* If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Combined Fund--Pro Forma

                                        Advisor
                 Class A     Class C     Class    Class R    Class K    Class I
--------------------------------------------------------------------------------
After 1 Year    $    522   $    277*  $     76   $    126   $    101   $     76
After 3 Years   $    788   $    613   $    301   $    489   $    396   $    305
After 5 Years   $  1,075   $  1,075   $    545   $    876   $    714   $    554
After 10 Years  $  1,890   $  2,355   $  1,244   $  1,960   $  1,613   $  1,265
--------------------------------------------------------------------------------

* If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

      As a result of the Expense Limitations, the net operating expenses for Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Acquiring Fund that would effectively be borne by the shareholders of the Acquired Fund after the Acquisition are expected to be approximately .99%, 1.74%, .74%, 1.24%, .99% and .74%, respectively, lower than the expenses of the Acquired Fund borne by shareholders of the Acquired Fund as of November [__], 2016 in connection with their investments in the Acquired Fund. If the Expense Limitations are allowed to expire without renewal, the cost to the shareholders of the Acquired Fund of investing in the Acquiring Fund would be higher than the cost of investing in the Acquired Fund. More detailed information about the Funds' fees is included in the tables above.

Fund Performance
----------------

      The performance information provided below indicates some of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and by comparing the performance of each Fund with the performance of a broad-based securities market index. Updated performance information for each Fund is available on the Fund's website at www.ABfunds.com. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. The Acquired Fund and the Acquiring Fund may not perform at the same level in the future.

Acquired Fund

      The performance information shown below for the Acquired Fund may not be representative of the performance the Acquiring Fund would have achieved under its expense levels. The annual returns in the bar chart are for the Acquired Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for the Acquired Fund's Class A shares was 4.19%.

     9.58   4.70  -19.29  19.06  8.59  -0.50  7.06   6.31  3.56  -0.73
     -----------------------------------------------------------------
      06     07     08     09     10     11     12    13    14     15

                             Calendar Year End (%)

Best Quarter was up 9.90%, 3rd quarter, 2009; and Worst Quarter was down -9.60%, 4th quarter, 2008.


                          Average Annual Total Returns
                     (for periods ended December 31, 2015)

                                                                   1 Year            5 Years         10 Years
-------------------------------------------------------------------------------------------------------------

Class A*       Return Before Taxes                                 -4.98%              2.29%            2.97%
               ----------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                 -5.76%              1.63%            2.11%
               ----------------------------------------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Strategy Shares                         -2.71%              1.54%            2.04%
               ----------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                 -5.30%              2.44%            2.83%
-------------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                 -2.41%              2.45%            2.70%
-------------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                  -.46%              3.48%            3.74%
-------------------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                 -1.10%              2.79%            3.05%
-------------------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                  -.78%              3.13%            3.38%
-------------------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                  -.56%              3.44%            3.70%
-------------------------------------------------------------------------------------------------------------
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                 .55%              3.25%            4.51%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                1.38%             12.57%            7.31%
-------------------------------------------------------------------------------------------------------------
65% Bloomberg Barclays  U.S. Aggregate Bond Index/
35%  S&P  500 Index#
(reflects no deduction for fees, expenses, or taxes)                1.06%              6.61%            5.77%
-------------------------------------------------------------------------------------------------------------

*     After-tax returns:
      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 65% Bloomberg Barclays U.S. Aggregate Bond Index/35% S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

Acquiring Fund

      The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for the Acquiring Fund's Class A shares was 10.94%.

      n/a    n/a    n/a    n/a    n/a   n/a    n/a   n/a   n/a   -1.8
     -----------------------------------------------------------------
      06     07     08     09     10     11     12    13    14     15

                             Calendar Year End (%)

Best Quarter was up 2.59%, 1st quarter, 2015; and Worst Quarter was down -3.38%, 3rd quarter, 2015.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2015)



                                                                                                      Since
                                                                                       1 Year     Inception***
-----------------------------------------------------------------------------------------------------------------
Class A**          Return Before Taxes                                                    -5.40%        -4.32%
                   ----------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions                                    -7.00%        -5.92%
                   ----------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions and Sale of Fund Shares            -2.41%        -3.65%
-----------------------------------------------------------------------------------------------------------------
Class C            Return Before Taxes                                                    -2.90%        -1.05%
-----------------------------------------------------------------------------------------------------------------
Advisor Class      Return Before Taxes                                                    -0.95%        -0.02%
-----------------------------------------------------------------------------------------------------------------
MSCI ACWI (net)                                                                           -2.36%        -1.85%
-----------------------------------------------------------------------------------------------------------------

* The Acquiring Fund did not offer Class R, Class K and Class I shares prior to the Acquisition.

**    After-tax returns:

      - Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

      - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***   Inception date for Class A, Class C and Advisor Class is 12/18/14.

Portfolio Turnover
------------------

      Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Acquired Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Acquired Fund's performance. During its most recent fiscal year ended August 31, 2016, the Acquired Fund's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 5% of the average value of its portfolio. During its most recent fiscal year ended November 30, 2015, the Acquiring Fund's portfolio turnover rate was 88% of the average value of its portfolio.

Comparison of Investment Objectives and Principal Investment Strategies

      The Funds have similar investment objectives. The Acquiring Fund's investment objective is to seek current income with consideration of capital appreciation, and the Acquired Fund's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. While the Acquired Fund's investment objective has a greater emphasis on downside protection, the Adviser does not believe that the Funds differ substantially in that regard in terms of their actual management. While the Funds have similar multi-asset exposures, the Funds seek to achieve their investment objectives by pursuing different principal investment strategies. The primary difference is that the Acquired Fund is structured as a fund of funds, investing in a combination of Underlying Portfolios to pursue its principal investment strategies, while the Acquiring Fund predominantly pursues its principal investment strategies through direct investments.(2) Most of the assets of the Acquired Fund are invested through Underlying Portfolios in high quality bonds, which have not generated substantial income in recent years and may decline in value if interest rates rise. In contrast, the Acquiring Fund's focus on income has allowed it to generate return through investments in high-yield debt securities, income-producing equity securities, and derivative strategies intended to generate income, without a substantially higher risk profile than that of the Acquired Fund.

--------
(2) The Acquired Fund's Board of Trustees recently approved changes to the principal strategies of the Fund. The Fund will no longer seek to achieve its objective by investing in the Underlying Portfolios. Instead, the Acquired Fund will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles. It is anticipated that these changes will take effect on or about January 26, 2017.

      The following charts compare the investment objective and principal investment policies of each Fund as well as the other fundamental and non-fundamental investment policies of each Fund. Fundamental policies are policies that, under the 1940 Act, may not be changed without a shareholder vote.

                    The AB Portfolios--AB           AB Cap Fund, Inc.--AB All
                  Conservative Wealth Strategy       Market Income Portfolio
                      (Acquired Fund)                   (Acquiring Fund)
--------------------------------------------------------------------------------

Investment       The Acquired Fund's investment     The Acquiring Fund's
Objective        objective is to achieve a high     investment objective is to
                 total return without, in the       seek current income with
                 opinion of the Adviser, undue      consideration of capital
                 risk to principal.                 appreciation.

                 This is not a fundamental          Same.
                 policy.

Status           The Acquired Fund is               The Acquiring Fund is
                 diversified.                       non-diversified.

                 This is a fundamental policy.      This is not a fundamental
                                                    policy.

                         Principal Investment Policies
--------------------------------------------------------------------------------

Fund of Funds   The Acquired Fund seeks to        The Acquiring Fund is not
                achieve its objective by          structured as a "fund of
                investing in a combination of     funds", but may invest in
                Underlying Portfolios             investment companies,
                representing a variety of         including exchange-traded
                asset classes and investment      funds, as permitted by the
                styles that are also managed      1940 Act or the rules and
                by the Adviser.                   regulations or exemptive
                                                  orders thereunder.

Equity          The Acquired Fund targets a       The Acquiring Fund may
Securities      weighting of approximately        invest in a broad range
                20% in Underlying Portfolios      of income-producing
                that invest primarily in          securities, including
                equity securities of              common stock of companies
                companies, or traditional         that regularly pay
                equity investments. Within        dividends (including real
                the Acquired Fund's               estate investment
                traditional equity                trusts), preferred
                component, the targeted blend     stocks, and derivatives
                is an equal weighting             related to these types of
                of Underlying Portfolios that     securities. In selecting
                invest in growth and value        equity securities for the
                style stocks (approximately       Fund, the Adviser will focus
                50% each), with                   on securities that have high
                approximately 60% of each         dividend yields and are
                equity style invested in          undervalued by the market
                Underlying Portfolios that        relative to their long-term
                invest in U.S. companies.         earnings potential. In order
                                                  to provide diversification and
                                                  the opportunity for increased
                                                  return, the Adviser will also
                                                  acquire equity securities for
                                                  the Fund that are expected to
                                                  exhibit relatively little
                                                  correlation with the returns
                                                  of the Fund's holdings in high
                                                  dividend yield equity
                                                  securities.

Debt            The Acquired Fund targets a       The Acquiring Fund will invest
Securities      weighting of approximately 52%    in debt securities (including
                in Underlying Portfolios that     high-yield debt securities,
                invest primarily in               also known as "junk bonds").
                traditional debt securities.      The Adviser intends to gain
                                                  exposure to high-yield debt
                                                  securities through
                                                  investment in the AB High
                                                  Income Fund and may, in the
                                                  future, gain such exposure
                                                  through direct investments
                                                  in high-income securities.(3)

------------
(3) Following the Acquisition, the Adviser may reduce or eliminate the Acquiring Fund's position in AB High Income Fund and make direct investments in high-yield debt securities for the Fund.

Foreign          Within the Acquired Fund's         The Fund pursues a global
Securities       traditional equity                 strategy, typically
                 component, the targeted            investing in securities
                 blend is an equal weighting        of issuers located in the
                 of Underlying Portfolios           United States and in
                 that invest in growth and          other countries
                 value style stocks                 throughout the world,
                 (approximately 50% each),          including emerging market
                 with approximately 40%             countries.
                 of each equity style
                 invested in Underlying
                 Portfolios that invest in
                 non-U.S. companies.

Diversification  The Acquired Fund targets a        The Adviser will adjust the
Investments      weighting of approximately 29%     Acquiring Fund's investment
                 in Underlying Portfolios that      exposure utilizing the
                 invest primarily in                Adviser's Dynamic Asset
                 diversification investments        Allocation ("DAA") approach.
                 (i.e., investments that            DAA comprises a series of
                 provide additional                 analytical and forecasting
                 diversification by seeking         tools employed by the
                 returns that are less              Adviser to gauge
                 sensitive to the general           fluctuations in the
                 direction of the equity            risk/return profile of
                 markets) with a goal of            various asset classes. DAA
                 providing reduced volatility       seeks to adjust the
                 and modest upside potential.       Acquiring Fund's investment
                                                    exposure in changing market
                                                    conditions and thereby
                                                    reduce overall portfolio
                                                    volatility by mitigating the
                                                    effects of market
                                                    fluctuations, while
                                                    preserving consistent
                                                    long-term return potential.

Derivative       The Underlying Portfolios may      The Adviser intends to
Transactions     enter into other derivatives       utilize a variety of
                 transactions, such as options,     derivatives in its
                 futures contracts, forwards,       management of the Acquiring
                 and swaps.                         Fund. It is expected that
                                                    the Acquiring Fund will
                                                    pursue a number of generally
                                                    derivatives-based
                                                    alternative investment
                                                    strategies, such as taking
                                                    long positions in currency
                                                    derivatives on higher
                                                    yielding currencies and/or
                                                    short positions in currency
                                                    derivatives on lower
                                                    yielding currencies.

                                                    As a result of the use of
                                                    derivatives and short sales
                                                    of securities, the Fund will
                                                    frequently be leveraged,
                                                    with gross investment
                                                    exposure substantially in
                                                    excess of its net assets.

Currency         To hedge all or a portion of       The Adviser may seek to
Exposures        their currency risk, the           hedge all or a portion of
                 Underlying Portfolios may,         the currency exposure
                 from time to time, invest in       resulting from Fund
                 currency-related derivatives,      investments or decide not to
                 including forward currency         hedge this exposure. The
                 exchange contracts, futures        Adviser may seek investment
                 contracts, options on futures      opportunities by taking long
                 contracts, swaps and options.      or short positions in
                 The Adviser may also seek          currencies through the use
                 investment opportunities by        of currency-related
                 taking long or short positions     derivatives.
                 in currencies through the use
                 of currency-related
                 derivatives.

                              Fundamental Policies
--------------------------------------------------------------------------------

Concentration   The Acquired Fund may not            Same.
                concentrate its investments in an
                industry, as concentration may be
                defined under the 1940 Act or the
                rules and regulations thereunder
                (as such statute, rules or
                regulations may be amended from
                time to time) or by guidance
                regarding, interpretations of, or
                exemptive orders under, the 1940
                Act or the rules or regulations
                thereunder published by appropriate
                regulatory authorities.

Make Loans      The Acquired Fund may not make       Same.
                loans except through: (i) the
                purchase of debt obligations in
                accordance with its investment
                objective and policies; (ii) the
                lending of portfolio securities;
                (iii) the use of repurchase
                agreements; or (iv) the making of
                loans to affiliated funds as
                permitted under the 1940 Act, the
                rules and regulations thereunder
                (as such statutes, rules or
                regulations may be amended from
                time to time), or by guidance
                regarding, and interpretations of,
                or exemptive orders under, the 1940
                Act.

Issue Senior    The Acquired Fund may not issue any    Same.
Securities      senior security (as that term is
                defined in the 1940 Act) or borrow
                money, except to the extent
                permitted by the 1940 Act or the
                rules and regulations thereunder
                (as such statute, rules or
                regulations may be amended from
                time to time) or by guidance
                regarding, or interpretations of,
                or exemptive orders under, the 1940
                Act or the rules or regulations
                thereunder published by appropriate
                regulatory authorities.  For
                purposes of this restriction,
                margin and collateral arrangements,
                including, for example, with
                respect to permitted borrowings,
                options, futures contracts, options
                on futures contracts and other
                derivatives such as swaps, are not
                deemed to involve the issuance of a
                senior security.

Commodities     The Acquired Fund may not purchase   The Acquiring Fund may
                or sell commodities regulated by     purchase and sell
                the Commodities Futures Trading      commodities to the extent
                Commission under the Commodity       allowed by applicable law.
                Exchange Act or commodities
                contracts except for futures
                contracts and options on futures
                contracts.

Real Estate     The Acquired Fund may not purchase   Same.
                or sell real estate except that it
                may dispose of real estate acquired
                as a result of the ownership of
                securities or other instruments.
                This restriction does not prohibit
                the Acquired Fund from investing in
                securities or other instruments
                backed by real estate or in
                securities of companies engaged in
                the real estate business.

Underwritings   The Acquired Fund may not act as an  Same.
                underwriter of securities, except
                that the Acquired Fund may acquire
                restricted securities under
                circumstances in which, if such
                securities were sold, the Acquired
                Fund might be deemed to be an
                underwriter for purposes of the
                Securities Act of 1933.

                             Non-Fundamental Policy
--------------------------------------------------------------------------------

Securities on   The Acquired Fund may not purchase   Same.
Margin          securities on margin, except (i) as
                otherwise provided under rules
                adopted by the SEC under the 1940
                Act or by guidance regarding the
                1940 Act, or interpretations
                thereof, and (ii) that the Acquired
                Fund may obtain such short-term
                credits as are necessary for the
                clearance of portfolio
                transactions, and the Acquired Fund
                may make margin payments in
                connection with futures contracts,
                options, forward contracts, swaps,
                caps, floors, collars and other
                financial instruments.

Comparison of Benchmarks

      The Acquired Fund uses the Bloomberg Barclay's U.S. Aggregate Bond Index as its primary benchmark, and the S&P 500 Index as its secondary benchmark. The Acquiring Fund uses the MSCI AC World Index (net) as its primary benchmark. Following the Acquisition, the Acquiring Fund will adopt the Bloomberg Barclays Global Aggregate Bond Index as a secondary benchmark.

Comparison of Fund Shares

      The Acquired Fund offers seven classes of shares. The Acquiring Fund currently offers Class A, Class C, and Advisor Class shares, and will offer Class R, Class K and Class I shares (such classes, collectively, the "Share Classes"). The Acquiring Fund does not offer Class B shares. Information regarding the Share Classes, including the expenses of the Share Classes, is available in the Acquiring Fund's prospectus.

Comparison of Purchase and Redemption Procedures

      Both Funds are subject to the same purchase and redemption procedures. As a result of the Acquisition, holders of Acquired Fund shares will receive Class A, Class C, Advisor Class, Class R, Class K or Class I shares, as applicable, of the Acquiring Fund. Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund.

      Shares of both Funds are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"); with a CDSC (for the Acquired Fund only) ("Class B shares"); without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"); to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"); to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"); to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"); and, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"). "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges.

      Shares of both Funds may be exchanged for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. More information on distribution, purchase and redemption procedures of the Acquiring Fund is provided in Appendix B.

Service Providers

      Both Funds are serviced by the same service providers. The Adviser is the investment adviser to each Fund, AllianceBernstein Investment Services, Inc. ("ABIS") is the transfer agent for each Fund, AllianceBernstein Investments, Inc. is the distributor for both Funds, State Street Bank and Trust Company ("State Street") is the custodian, foreign custody manager and accounting agent for both Funds and Ernst & Young LLP is the independent registered public accounting firm for both Funds.

Comparison of Business Structures

      As described above, the Acquired Fund is a series of the Trust, which is an open-end management investment company organized as a Massachusetts business trust governed by its Agreement and Declaration of Trust ("Declaration"), Bylaws and Massachusetts law. The Acquiring Fund is a series of the Company, an open-end management investment company organized as a Maryland corporation, which is governed by its Charter, Bylaws and Maryland law. Both Funds provide comparable shareholder rights. For more information on the comparison of the business structures and governance of the Funds, see Appendix C.

Federal Income Tax Consequences

      The Acquisition is intended to be a tax-free "reorganization" within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. This also means that the reorganization is intended to be tax-free with respect to the Acquiring Fund for federal income tax purposes. However, the IRS may disagree with the position that the Acquisition should be a tax-free reorganization, resulting in the shareholders of the Acquired Fund realizing gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

      Nonetheless, the Funds expect that the Acquisition will constitute a "reorganization" within the meaning of Section 368 of the Code, with substantially the following results: No gain or loss should be recognized by the Acquired Fund or its shareholders or the Acquiring Fund or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional shares to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shareholder's shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Acquisition. The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition should generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Acquisition. It is a condition to the closing of the Acquisition that both the Acquired Fund and Acquiring Fund receive an opinion of Seward & Kissel LLP that the Acquisition should be a tax-free reorganization, as further discussed below under "Information About the Acquisition--Federal Income Tax Consequences." An opinion of counsel is not binding on the Internal Revenue Service or any court and, thus, does not preclude the Internal Revenue Service from asserting, or a court from rendering, a contrary position. The sale of securities prior to the Acquisition could result in the Acquired Fund realizing gains or losses that would not otherwise have been realized but for the Acquisition.

      The Acquired Fund's portfolio holdings are not identical to the portfolio holdings of the Acquiring Fund. Prior to the Acquisition, the Acquired Fund is expected to redeem the shares of the Underlying Portfolios held by the Acquired Fund. These redemptions may be in kind, which means that the Acquired Fund will receive portfolio investments of its Underlying Portfolios in such redemptions. Redemptions of Underlying Portfolio shares, whether for cash or in kind, will result in the Acquired Fund realizing gains or losses. It is also expected that the Acquired Fund may dispose of or purchase certain investments prior to the Acquisition, including disposing of a substantial portion of those securities received in connection with redemptions in kind. The need for the Acquired Fund to dispose of certain portfolio investments prior to the Acquisition could result in the Adviser selling such portfolio investments at a disadvantageous time. With respect to the portfolio assets of the Acquired Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Acquired Fund's taxable year) by the Acquired Fund in connection with the Acquisition, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any gains will be distributed to the Acquired Fund's shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale) after taking into consideration loss carryforward, and such distributions will be taxable to shareholders.

      Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. The Acquired Fund has net capital loss carryforwards from its prior taxable years in the amount of $(15,603,824) and the Acquiring Fund does not have capital loss carryforwards. The Acquired Fund's Pre-2011 Losses and expiration dates are as follows:

AB Conservative Wealth Strategy

     2017                  2018
     ----                  ----
$(1,963,389)          $(13,640,435)


      It is expected that all of the Acquiring Fund's capital loss carryforwards will be used as part of the Acquired Fund's redemptions of Underlying Portfolio shares prior to the Acquisition.


      Additional tax considerations are discussed below under "Information About the Acquisition--Federal Income Tax Consequences."

                                PRINCIPAL RISKS

      The Acquired Fund and the Acquiring Fund are subject to a number of the same principal risk factors. These similar risks include credit risk, interest rate risk, foreign (Non-U.S.) risk, currency risk, derivatives risk and market risk. However, each Fund is also subject to several risks that are not common to both Funds. For instance, the Acquired Fund is a diversified investment company, and the Acquiring Fund is a non-diversified investment company, which means that the Acquiring Fund can invest a greater portion of its assets in securities of individual issuers than a diversified fund and, thus, has greater exposure to risks associated with those issuers.

      The principal risks of investing in the Acquired Fund and the Acquiring Fund are described below. Each of the Acquired Fund and the Acquiring Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Principal Risks of both the Acquired Fund and Acquiring Fund

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-U.S.) Risk. Foreign risk is the risk that investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk. Currency risk is the risk that fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

Derivatives Risk. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Market Risk. Market risk is the risk that the value of the Fund's investments will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because or economic changes or other events that affect large portions of the market.

In addition, the Funds are also both subject to liquidity risk, to varying degrees:

Liquidity Risk. Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Additional Principal Risks of the Acquired Fund

Capitalization Risk. Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk. The allocation of investments among the Underlying Portfolios' different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Acquired Fund's NAV when one of these investments is performing more poorly than another.

Additional Principal Risks of the Acquiring Fund

High Yield Debt Securities. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Emerging Market Risk. Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Short Sale Risk. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk. To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

Diversification Risk. The Acquiring Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Acquiring Fund's NAV.

Management Risk. The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

                       INFORMATION ABOUT THE ACQUISITION

Introduction

      This Proxy Statement/Prospectus is provided to you to solicit your proxy for exercise at the Meeting to approve the Proposal. The Meeting will be held at 1345 Avenue of the Americas, New York, New York 10105 at 2:30 p.m., Eastern time, on January 30, 2017. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about November [__], 2016.

Description of the Plan

      As provided in the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The assets and liabilities of the Acquired Fund will be valued as of the Valuation Time, as defined in the Plan. The Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Acquiring Fund will be delivered to the Acquired Fund as soon as reasonably practical after the Closing Date. Immediately following the delivery of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares to the Acquired Fund, the Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, received from the Acquiring Fund. As noted above, Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Class A, Class C, Advisor Class, Class R, Class K or Class I shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the NAV of shares held by the shareholder in the Acquired Fund.

      The distribution of Class A, Class C, Advisor Class, Class R, Class K and Class I shares to Acquired Fund shareholders will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the name of such Acquired Fund shareholders, each account representing the respective number of Class A, Class C, Advisor Class, Class R, Class K or Class I shares due the respective shareholder. Certificates for Acquiring Fund shares will not be issued.

       Following the distribution of Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Acquiring Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and terminate as soon as is reasonably practicable after the Acquisition. If the shareholders do not approve the Plan, the Acquisition will not occur. The Adviser will continue as investment adviser to the Acquired Fund and the current service providers will continue to provide services to the Acquired Fund. The Trustees of the Acquired Fund will consider options for the Acquired Fund.


      The Acquired Fund's portfolio holdings are not identical to the portfolio holdings of the Acquiring Fund. Prior to the Acquisition, the Acquired Fund is expected to redeem the shares of the Underlying Portfolios held by the Acquired Fund. These redemptions may be in kind, which means that the Acquired Fund will receive portfolio investments of its Underlying Portfolios in such redemptions. Redemptions of Underlying Portfolio shares, whether for cash or in kind, will result in the Acquired Fund realizing gains or losses. It is also expected that the Acquired Fund may dispose of or purchase certain investments prior to the Acquisition, including disposing of securities received in connection with redemptions in kind. In this context, the Acquired Fund intends to sell a substantial portion of those securities received in connection with redemptions in kind in order to dispose of securities that the Acquiring Fund is not permitted or does not wish to hold (including securities that, while they may be held by the Acquiring Fund, are not consistent in the Adviser's view with the Acquiring Fund's investment approach or the achievement of the Acquiring Fund's investment objective). The need for the Acquired Fund to dispose of certain portfolio investments prior to the Acquisition could result in the Adviser selling such portfolio investments at a disadvantageous time. The cash proceeds from such sales, along with the remaining portfolio securities received by the Acquired Fund as redemption proceeds, would be contributed to the Acquiring Fund in connection with the Acquisition.

      The Funds will bear 50% of the costs and expenses of the Acquisition, allocated to each Fund based on the respective net assets of the total net assets of both Funds, with the other 50% being borne by the Adviser. In addition, it is expected that the Adviser will bear the costs and expenses of the Acquisition allocable to the Acquiring Fund pursuant to the fee waiver/expense reimbursement agreement in effect for the Acquiring Fund. The total costs and expenses of the Acquisition are estimated to be approximately $243,000, and are expected to be allocated as follows:

         Acquired Fund            Acquiring Fund            Adviser
         -------------            --------------            -------
           $113,404                   $8,096*               $121,500




* The Acquiring Fund's expenses are expected to be borne by the Adviser pursuant to the fee waiver/expense reimbursement.


      The impact of these expenses is less than $.01 per share.

      Completion of the Acquisition is subject to certain conditions set forth in the Plan, including approval of the Proposal by shareholders of the Acquired Fund and issuance of an opinion that the Acquisition should be a tax-free reorganization. Assuming satisfaction of the conditions in the Plan, the Acquisition will be completed on the Closing Date, which is expected to be on or about February 28, 2017, or later if it is necessary to adjourn the meeting in order to solicit additional proxies. However, any shareholder of the Acquired Fund may redeem his or her shares prior to the Acquisition.

      The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to shareholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors or Trustees that proceeding with the Plan is not in the best interests of the relevant Fund or its shareholders.

      A form of the Plan is attached as Appendix A.

Reasons for the Acquisition and Board Consideration of the Plan and Acquisition

      At a Special Meeting of the Board of Trustees of the Trust held on September 21, 2016, the Adviser recommended that the Board of Trustees approve and recommend to the Acquired Fund's shareholders for their approval the proposed Plan and Acquisition. In connection with the meeting, the Trustees were provided, in advance of the meeting, detailed information about the proposed Acquisition, including information regarding: (1) the investment objectives and principal investment strategies of the Acquiring Fund and their relative compatibility with those of the Acquired Fund, as well as information about the portfolio management teams and service providers of the Funds; (2) the Adviser's views of the respective strategies of the Funds, and the historical performance records of the Acquired Fund and the Acquiring Fund; (3) the investment advisory fee and total expenses payable and paid by the Acquiring Fund (including gross and net pro forma expense information), as compared with those of the Acquired Fund and the proposed reduction in the Acquiring Fund's investment advisory fee schedule should the Acquisition be completed; (4) the current size of the Acquiring Fund and the prospects for its future growth, as compared to the Acquired Fund; (5) alternatives to the Acquisition, including liquidating the Acquired Fund; (6) the expected tax consequences of the Acquisition; (7) the estimated costs of the Acquisition and the proposed allocation thereof; and (8) the terms of the proposed Plan. The Trustees considered the factors discussed below from the point of view of the interests of the Acquired Fund and its shareholders. After careful consideration, the Board of Trustees (including all Trustees who are not "interested persons" of the Trust, the Adviser or its affiliates) determined that the Acquisition would provide potential benefits and be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Plan and Acquisition and recommended that the shareholders of the Acquired Fund vote in favor of the Acquisition by approving the Plan.

      The Adviser presented the following reasons relative to the Acquisition, and in turn, the Trustees considered the factors discussed below from the point of view of the interests of the Acquired Fund and its shareholders:

      o the Acquired Fund is an open-end fund originally created in 2003. Given the Acquired Fund's current size and ongoing redemptions, as well as the Acquired Fund's Morningstar rankings and prior performance, the Adviser discussed its view that the Acquired Fund is unlikely to grow its assets, rendering the continued operation of the Acquired Fund inefficient. The Adviser believes that the Acquiring Fund, established in 2014, is better able to generate return in various market environments, including the current low-yield environment, resulting in better returns for investors as well as the opportunity for asset growth and the potential for expense ratio reductions that may accompany such growth, making it an appropriate choice for the acquisition of the Acquired Fund.

      At the meeting, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

      o the current asset levels of the Acquired Fund and the combined pro forma asset levels of the Acquiring Fund;

      o the fact that the Acquiring Fund will be the accounting survivor of the Acquisition, and the factors leading to that conclusion, including that the investment objective, principal investment strategies and portfolio management team of the Acquiring Fund will remain the same following the Acquisition, that the Acquiring Fund's total fund operating expenses will remain the same due to the Acquiring Fund's Expense Limitations;

      o the historical performance record of the Acquiring Fund over the Fund's relatively short life compares favorably to that of the Acquired Fund for the same period, although there is no guarantee or assurance as to the future performance of the Acquiring Fund;

      o the service providers and Trustees/Directors overseeing each Fund are the same, and certain of the portfolio managers of the Acquired Fund are part of the portfolio management team of the Acquiring Fund;

      o the gross and net pro forma expenses of the Acquiring Fund after the Acquisition; the differences in expense ratios of the Funds; and the net expense ratio of the Acquiring Fund, giving effect to the Acquisition, the related investment advisory fee schedule reduction that the Adviser will implement in respect of the Acquiring Fund in the event the Acquisition takes place, and the expense limitation in place for the Acquiring Fund through February 28, 2018; and

      o as a result of the Acquisition, each shareholder of the Acquired Fund would hold, immediately after the Acquisition, shares of the corresponding class of the Acquiring Fund (except with respect to Class B shareholders of the Acquired Fund, who will receive Class A shares of the Acquiring Fund) having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held immediately before the Acquisition.

      The Trustees also considered, among other things:

      o the form of the Plan and the terms and conditions of the Acquisition;

      o whether the Acquisition would result in the dilution of shareholders' interests;

      o     information about the shareholders of the Funds;

      o the benefits of the Acquisition to persons other than the Acquired Fund and its shareholders, in particular, the Adviser, which will benefit from the reduction of its waiver/reimbursement obligations to the Acquiring Fund; the elimination of monitoring and administering the Acquired Fund, and being able to divert its resources that are currently committed to the Acquired Fund to more profitable uses; and the improved ability to market the Acquiring Fund due to its greater size;

      o the fact that the Acquiring Fund will assume all the liabilities of the Acquired Fund;

      o     the expected federal income tax consequences of the Acquisition;

      o whether the Acquisition would be preferable to acquisition by potential acquirers other than the Acquiring Fund, including funds that are not sponsored by the Adviser; and

      o 50% of the costs of the Acquisition will be borne proportionately by the Funds based on each Fund's respective net assets of the total net assets of both Funds, and 50% of the costs of the Acquisition will be borne by the Adviser.

      After careful consideration, the Board of Trustees (including all Trustees who are not "interested persons" of the Trust, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of, and would provide potential benefits to, the Acquired Fund's shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Plan and Acquisition and recommended that the shareholders of the Acquired Fund vote in favor of the Acquisition by approving the Plan.

      Also, at the September 21, 2016 Meeting of the Board of Directors of the Company (comprised of the same persons as the Board of the Trust) (the "Directors"), the Directors approved the proposed Plan in respect of the Acquiring Fund and determined that the Acquisition offered potential benefits to shareholders of the Acquiring Fund and that interests of shareholders of the Acquiring Fund would not be diluted. No vote of shareholders of the Acquiring Fund is required in connection with the Acquisition.

Description of the Securities to be Issued

      Under the Plan, the Acquiring Fund will issue Class A, Class C, Advisor Class, Class R, Class K and Class I shares for distribution to the Acquired Fund shareholders. Each Class A, Class C, Advisor Class, Class R, Class K and Class I share of the Acquiring Fund represents an equal proportionate interest with the other shares of the same class of the Acquiring Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Acquiring Fund as authorized by the Company's Board of Directors. Holders of each class of shares of the Acquiring Fund have one vote per full share and fractional votes for fractional shares held. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund pursuant to the Acquisition will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request.

Dividends and Other Distributions

      On or before the Valuation Time, as defined in the Plan, the Acquired Fund will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain and net long-term capital gain as applicable to maintain its treatment as a regulated investment company under the Code. The sale of securities by the Acquired Fund prior to the Acquisition, including the sale of the Underlying Portfolios, will increase the amount of the final distribution to shareholders that the Acquired Fund makes prior to the Acquisition.

Share Certificates

      The Acquiring Fund does not issue certificates representing Acquiring Fund shares. Ownership of the Acquiring Fund's Class A, Class C, Advisor Class, Class R, Class K and Class I shares will be shown on the books of the Acquiring Fund's transfer agent.

Federal Income Tax Consequences

      The Acquisition is intended to qualify as a tax-free "reorganization" for U.S. federal income tax purposes; however the IRS may disagree. The federal income tax consequences discussed below reflect the uncertainty of the IRS agreeing with the opinion that the Acquisition is a tax-free reorganization. However, the IRS may disagree with the opinion that the Acquisition should be a tax-free reorganization, and shareholders of the Acquired Fund could realize gain or loss (as applicable) when they become shareholders of the Acquiring Fund.

      If the Acquisition so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Acquisition (except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund's taxable year due to the Acquisition or as a result of the transfer of certain assets). Subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion of Seward & Kissel LLP substantially to the effect that, for United States federal income tax purposes:

      (i) the Acquisition should constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund should be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

      (ii) no gain or loss should be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in
Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

      (iii) the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund should be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

      (iv) the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, should include in each instance the period during which such asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

      (v) no gain or loss should be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund;

      (vi) no gain or loss should be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Acquisition;

      (vii) the aggregate tax basis of the Acquiring Fund shares that each Fund shareholder receives in the Acquisition should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

      (viii) each Fund shareholder's holding period for the Acquiring Fund shares received in the Acquisition should include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

      The opinion will not express an opinion as to the tax effects to the Acquired Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Acquired Fund at the time of the Acquisition or as a result of the transfer of certain types of assets. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

      Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to foreign, state and local tax consequences, if any, of the Acquisition.

Capitalization Information

      For information on the existing capitalization of the Acquired Fund and pro forma capitalization of the Acquiring Fund, see Appendix D.

                          INFORMATION ABOUT THE FUNDS

      The Acquired Fund, a "diversified" investment company registered under the 1940 Act, is a series of the Trust, which is organized as a Massachusetts business trust. The Acquiring Fund, a "non-diversified" investment company registered under the 1940 Act, is a series of the Company, which is organized as a Maryland corporation.

Management of the Funds

      The Board of each of the Trust and the Company is comprised of the same individuals. In overseeing the management of the business and affairs of each Fund, each Board approves all significant agreements between the Trust (or the Company, as applicable) and persons or companies furnishing services to it, including the Trust's agreements with the Adviser and the Trust's other service providers, including the administrator, custodian and transfer agent. The day-to-day operations of each of the Trust and the Company are delegated to the officers of the Trust and the Company, as applicable, subject to each Fund's investment objective and policies and the general supervision by the Board. Subsequent to the consummation of the Acquisition, the Directors and officers of the Acquiring Fund will continue to serve as the Directors and officers of the combined Fund.

         The following table presents information about the Board.

                            Principal                Funds in     Other Public
                            Occupation(s)            AB Fund      Company
Name, Address,*             During Past Five         Complex      Directorships
Age and                     Years and Other          Overseen     Currently Held
(Year First Elected**)      Information              by Director  by Director
----------------------      --------------           -----------  --------------
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,#   Private Investor since      108       Xilinx, Inc.
Chairman of the Board       prior to 2011.  Former                (programmable
75                          Chairman and CEO of                   logic semi-
(2005 - Trust)              Dupont Photomasks,                    conductors)
(2014 - Company)            Inc. (components of                   since 2007
                            semi-conductor
                            manufacturing). He
                            has extensive
                            operating leadership
                            and venture capital
                            investing experience,
                            including five interim
                            or full-time CEO
                            roles, and prior
                            service as general
                            partner of
                            institutional venture
                            capital partnerships.
                            He also has extensive
                            non-profit board
                            leadership experience,
                            and currently serves
                            on the boards of two
                            education and
                            science-related
                            non-profit
                            organizations. He has
                            served as a director
                            of one AB Fund since
                            1992, and director or
                            trustee of multiple AB
                            Funds since 2005. He
                            has been Chairman of
                            the AB Funds since
                            January 2014, and the
                            Chairman of the
                            Independent Directors
                            Committees of such AB
                            Funds since February
                            2014.

John H. Dobkin,#            Independent Consultant      108       None
74                          since prior to 2011.
(1999 - Trust)              Formerly, President of
(2014 - Company)            Save Venice, Inc.
                            (preservation
                            organization) from
                            2001-2002; Senior
                            Advisor from June
                            1999-June 2000 and
                            President of Historic
                            Hudson Valley
                            (historic
                            preservation) from
                            December 1989-May
                            1999. Previously,
                            Director of the
                            National Academy of
                            Design. He has served
                            as a director or
                            trustee of various AB
                            Funds since 1992 and
                            as Chairman of the
                            Audit Committees of a
                            number of such AB
                            Funds from 2001-2008.

Michael J. Downey,#         Private Investor since      108       Asia Pacific
72                          prior to 2011.                        Fund, Inc.
(2005 - Trust)              Formerly, managing                    (registered
(2014 - Company)            partner of Lexington                  investment
                            Capital, LLC                          company) since
                            (investment advisory                  prior to 2011
                            firm) from December
                            1997 until December
                            2003. He served as
                            Director of Prospect
                            Acquisition Corp.
                            (financial services)
                            from 2007 until 2009.
                            From 1987 until 1993,
                            Chairman and CEO of
                            Prudential Mutual Fund
                            Management, director
                            of the Prudential
                            mutual funds, and
                            member of the
                            Executive Committee of
                            Prudential Securities
                            Inc. He has served as
                            a director or trustee
                            of the AB Funds since
                            2005 and is a director
                            and Chairman of one
                            other registered
                            investment company.

William H. Foulk, Jr.#      Investment Adviser and      108       None
84                          an Independent
(1990 - Trust)              Consultant since prior
(2014 - Company)            to 2011. Previously,
                            he was Senior Manager
                            of Barrett Associates,
                            Inc., a registered
                            investment adviser.
                            He was formerly Deputy
                            Comptroller and Chief
                            Investment Officer of
                            the State of New York
                            and, prior thereto,
                            Chief Investment
                            Officer of the New
                            York Bank for Savings.
                            He has served as a
                            director or trustee of
                            various AB Funds since
                            1983 and was Chairman
                            of the Independent
                            Directors Committees
                            of the AB Funds from
                            2003 until early
                            February 2014. He
                            served as Chairman of
                            such AB Funds from
                            2003 through December
                            2013. He is also
                            active in a number of
                            mutual fund related
                            organizations and
                            committees.

D. James Guzy,#             Chairman of the Board       108       None
80                          of SRC Computers, Inc.
(2005 - Trust)              (semi-conductors),
(2014 - Company)            with which he has been
                            associated since prior
                            to 2011. He served as
                            Chairman of the Board
                            of PLX Technology
                            (semi-conductors)
                            since prior to 2011
                            until November 2013.
                            He was a director of
                            Intel Corporation
                            (semi-conductors) from
                            1969 until 2008, and
                            served as Chairman of
                            the Finance Committee
                            of such company for
                            several years until
                            May 2008. He has
                            served as a director
                            or trustee of one or
                            more of the AB Funds
                            since 1982.

Nancy P. Jacklin,#          Professorial Lecturer       108       None
68                          at the Johns Hopkins
(2006 - Trust)              School of Advanced
(2014 - Company)            International Studies
                            (2008-2015). U.S.
                            Executive Director of
                            the International
                            Monetary Fund (which
                            is responsible for
                            ensuring the stability
                            of the international
                            monetary system),
                            (December 2002-May
                            2006); Partner,
                            Clifford Chance
                            (1992-2002); Sector
                            Counsel, International
                            Banking and Finance,
                            and Associate General
                            Counsel, Citicorp
                            (1985-1992); Assistant
                            General Counsel
                            (International),
                            Federal Reserve Board
                            of Governors
                            (1982-1985); and
                            Attorney Advisor, U.S.
                            Department of the
                            Treasury (1973-1982).
                            Member of the Bar of
                            the District of
                            Columbia and of New
                            York; and member of
                            the Council on Foreign
                            Relations. She has
                            served as a director
                            or trustee of the AB
                            Funds since 2006 and
                            has been Chairman of
                            the Governance and
                            Nominating Committees
                            of the AB Funds since
                            August 2014.

Carol C. McMullen,#         Managing Director of        108       None
61                          Slalom Consulting
(2016 - Trust and Company)  (consulting) since 2014
                            and private investor;
                            Director of Norfolk &
                            Dedham Group (mutual
                            property and casualty
                            insurance) since 2011;
                            and Director of Partners
                            Community Physicians
                            Organization
                            (healthcare) since
                            2014.  Formerly,
                            Managing Director of The
                            Crossland Group
                            (consulting) from 2012
                            to 2013.  She has held a
                            number of senior
                            positions in the asset
                            and wealth management
                            industries, including at
                            Eastern Bank (where her
                            roles included President
                            of Eastern Wealth
                            Management), Thomson
                            Financial (Global Head
                            of Sales for Investment
                            Management), and Putnam
                            Investments (where her
                            roles included Head of
                            Global Investment
                            Research).  She has
                            served on a number of
                            private company and
                            nonprofit boards, and as
                            a director or trustee of
                            the AB Funds since June
                            2016.

Garry L. Moody,#            Independent Consultant.     108       None
64                          Formerly, Partner,
(2008 - Trust)              Deloitte & Touche LLP,
(2014 - Company)            (1995-2008) where he
                            held a number of
                            senior positions,
                            including Vice
                            Chairman, and U.S. and
                            Global Investment
                            Management Practice
                            Managing Partner;
                            President, Fidelity
                            Accounting and Custody
                            Services Company
                            (1993-1995), where he
                            was responsible for
                            accounting, pricing,
                            custody and reporting
                            for the Fidelity
                            mutual funds; and
                            Partner, Ernst & Young
                            LLP (1975-1993), where
                            he served as the
                            National Director of
                            Mutual Fund Tax
                            Services and Managing
                            Partner of its Chicago
                            Office Tax department.
                            He is a member of the
                            Trustee Advisory Board
                            of BoardIQ, a biweekly
                            publication focused on
                            issues and news
                            affecting directors of
                            mutual funds. He has
                            served as a director
                            or trustee, and as
                            Chairman of the Audit
                            Committees of the AB
                            Funds since 2008.

Earl D. Weiner,#            Of Counsel, and Partner     108       None
77                          prior to January 2007,
(2007 - Trust)              of the law firm Sullivan &
(2014 - Company)            Cromwell LLP and is a
                            former member of the
                            ABA Federal Regulation
                            of Securities
                            Committee Task Force
                            to draft editions of
                            the Fund Director's
                            Guidebook. He also
                            serves as a director
                            or trustee of various
                            non-profit
                            organizations and has
                            served as Chairman or
                            Vice Chairman of a
                            number of them. He
                            has served as a
                            director or trustee of
                            the AB Funds since
                            2007 and served as
                            Chairman of the
                            Governance and
                            Nominating Committees
                            of the AB Funds from
                            2007 until August
                            2014.

INTERESTED DIRECTOR

Robert M. Keith,+           Senior Vice President       108       None
56                          of the Adviser++ and
1345 Avenue of the          the head of
Americas                    AllianceBernstein
New York, NY 10105          Investments, Inc.
(2010 - Trust)              ("ABI")++ since July
(2014 - Company)            2008; Director of ABI
                            and President of the
                            AB Mutual Funds.
                            Previously, he served
                            as Executive Managing
                            Director of ABI from
                            December 2006 to June
                            2008. Prior to
                            joining ABI in 2006,
                            Executive Managing
                            Director of Bernstein
                            Global Wealth
                            Management, and prior
                            thereto, Senior
                            Managing Director and
                            Global Head of Client
                            Service and Sales of
                            the Adviser's
                            institutional
                            investment management
                            business since 2004.
                            Prior thereto, he was
                            Managing Director and
                            Head of North American
                            Client Service and
                            Sales in the Adviser's
                            institutional
                            investment management
                            business with which he
                            had been associated
                            since prior to 2004.

* The address for each of the Independent Trustees/Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Trustees/Directors.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Fund.

      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2011 until July 2014, Mr. Downey was a director of the Merger Fund (a registered investment company) since prior to 2011 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) from prior to 2011 until July 2011 and served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

      The day-to-day management of, and investment decisions for, the Acquired Fund are made by Daniel J. Loewy, Vadim Zlotnikov and Christopher H. Nikolich. The day-to-day management of, and investment decisions for, the Acquiring Fund are made by Mr. Loewy, Mr. Zlotnikov and Morgan C. Harting.

      Each of Mr. Loewy, Mr. Nikolich, Mr. Zlotnikov and Mr. Harting is a Senior Vice President of the Adviser, and has been associated with the Adviser since prior to 2011. Each Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.

Advisory Agreements and Fees

      Each Fund's investment adviser is the Adviser, which is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2016 totaling approximately $490 billion (of which more than $96 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement Funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 129 separate investment portfolios, had as of September 30, 2016 approximately
2.4 million shareholder accounts.

      The Adviser provides investment advisory services to each Fund under an advisory agreement (each an "Advisory Agreement").

      Under the terms of its Advisory Agreement, the Acquired Fund pays the Adviser a monthly advisory fee of 0.55% of the first $2.5 billion of the Acquired Fund's average daily net assets; 0.45% of the excess of $2.5 billion up to $5 billion; and 0.40% of the excess over $5 billion. The Adviser has contractually agreed in connection with the Acquired Fund's investments in AB Multi-Manager Alternative Strategies Fund (the "MMAS") to (i) waive the portion of its advisory fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Acquired Fund for the "Total Other Expenses" of MMAS (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Acquired Fund. This fee waiver will remain in effect until December 31, 2016. This contractual agreement automatically extends each year, unless the Adviser provides written notice of termination to the Acquired Fund 60 days prior to December 31, 2016.

      Under the terms of its Advisory Agreement, the Acquiring Fund pays the Adviser a monthly advisory fee of 0.70% of the Acquiring Fund's average daily net assets. The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Acquiring Fund through February 28, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.99%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares ("Expense Limitations"). Any fees borne by the Adviser may be reimbursed by the Acquiring Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's "Total Annual Fund Operating Expenses" to exceed the Expense Limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear expenses through February 28, 2018 in an amount equal to the Acquiring Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests.

      In connection with the Acquisition, if the Plan is approved by the Acquired Fund's shareholders, the Adviser has agreed to lower the Acquiring Fund's advisory fee to 0.55% of the first $2.5 billion of the Acquiring Fund's average daily net assets, 0.45% of the excess of $2.5 billion up to $5 billion, and 0.40% of the excess over $5 billion, to match the advisory fee schedule of the Acquired Fund.

      For both Funds, the Adviser will furnish or pay the expenses of the Trust and the Company for office space, facilities and equipment, services of executives and other personnel of the Trust who are affiliated with the Adviser and certain administrative services. However, the Advisory Agreement for the Acquiring Fund specifically permits reimbursement to the Adviser of the costs of providing administrative and accounting services, subject to approval of each reimbursement payment by the Directors.

      Both Advisory Agreements continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Trustees/Directors of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Trustees' approval of the Acquired Fund's Advisory Agreement is available in the Acquired Fund's annual report to shareholders for the period ended August 31, 2016. A discussion regarding the basis for the Directors' approval of the Acquiring Fund's Advisory Agreement is available in the Acquiring Fund's semi-annual report to shareholders for the period ended May 31, 2016.

      Termination of the Expense Limitations may, depending on the assets of the Acquiring Fund at termination, result in a substantial increase in the expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares of the Acquiring Fund.

Distribution Arrangements

      ABI, a wholly-owned subsidiary of the Adviser, serves as the distributor (principal underwriter) of both Funds' shares. Under Distribution Services Agreements between ABI and both the Trust, and the Company, (the "Distribution Services Agreement"), each Fund may pay distribution and service fees to ABI at an annual rate of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of each Fund's average daily net assets attributable to its Class A, Class B, Class C, Class R and Class K shares, respectively (as applicable). The Distribution Services Agreement is intended to defray expenses associated with the distribution of such share classes in accordance with a plan of distribution that is included in the Distribution Services Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act. The Distribution Services Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in these share classes and may cost more than paying other types of sales charges.

      No distribution and/or service fees are paid with respect to Advisor Class and Class I shares.

Administrative and Transfer Agency Arrangements

      The Acquiring Fund reimburses the Adviser for the costs of providing administrative and accounting services to the Fund. State Street provides certain administrative services to the Acquired Fund and the Acquiring Fund, respectively.

      ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as transfer agent for both Funds. Under a Transfer Agency Agreement between ABIS and the Company, each Fund compensates ABIS for providing personnel and facilities to perform transfer agency services for the Fund.

Pricing of the Shares

Each Fund's NAV is calculated on any day the New York Stock Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing the respective Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund's assets is available in the Fund's SAI.

                               VOTING INFORMATION

      The Trustees have fixed the close of business on November 1, 2016 (the "Record Date") as the date for the determination of shareholders entitled to vote on the Proposal. Shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to vote, even if they later sold such shares. As of November 1, 2016, the Acquired Fund had 24,330,702.52 shares issued and outstanding. Appendix E to this Proxy Statement/Prospectus identifies holders of more than five percent (5%) of the Acquired Fund's shares, and contains information about any holdings of the shares of the Acquired Fund by the executive officers and Trustees of the Acquired Fund. Appendix E also identifies the Adviser as holding a significant ownership interest in the Class C and Advisor Class shares of the Acquiring Fund.

      Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote by appearing in person at the Meeting, by returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or the Internet using the instructions provided on the enclosed Proxy Card. To authorize a proxy to vote your shares by telephone or using the Internet, please use the telephone number or Internet address, as applicable, found on the Proxy Card. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card.

      A shareholder of record may revoke its proxy at any time prior to exercise thereof by notifying the Secretary of the Acquired Fund in writing at 1345 Avenue of the Americas, New York, New York 10105, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting.

      All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. A proxy that is signed and returned will be voted "FOR" the approval of the Proposal unless instructions to the contrary are clearly marked.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against the Acquisition.

      Approval of the Proposal requires the affirmative vote of the holders of majority of the Acquired Fund's outstanding voting securities as defined in the 1940 Act, which means (a) 67% or more of the shares of the Acquired Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Acquired Fund, whichever is less.

      A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of 30% of the aggregate number of outstanding shares of the Acquired Fund entitled to vote at the Meeting. Any lesser number shall be sufficient for adjournments. If a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes in favor of the Proposal are not received by the date of the Meeting, or for any other reason, the Chairman of the Meeting may authorize, or the persons named as proxy may propose and vote for, one or more adjournments of the Meeting within a reasonable time after the date set for the Meeting, with no other notice than an announcement of the Meeting in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against the adjournment.

      The Acquired Fund has engaged Computershare Fund Services (the "Proxy Solicitor") to assist in soliciting proxies for the Meeting. The Acquired Fund will pay the Proxy Solicitor a fee of approximately $20,000 for the Proxy Solicitor's solicitation services for the Acquired Fund, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

      The validity of shares offered hereby will be passed upon for the Acquiring Fund by Seward & Kissel LLP.

                              FINANCIAL HIGHLIGHTS

      The fiscal year-end of the Acquired Fund is August 31. The fiscal year-end of the Acquiring Fund is November 30.

      The financial highlights of the Acquired Fund for the period ended August 31, 2016 are contained in the Acquired Fund's most recent annual report to shareholders of the Acquired Fund dated August 31, 2016, and are incorporated herein by reference. The financial highlights of the Acquired Fund for the five years ended August 31, 2015 and the six-month period ended February 29, 2016 are contained in the Acquired Fund's most recent semi-annual report to shareholders of the Acquired Fund dated February 29, 2016, and are incorporated herein by reference. The financial highlights of the Acquiring Fund for the period ended November 30, are contained in the Acquiring Fund's most recent annual report to shareholders of the Acquiring Fund dated November 30, 2015, and are incorporated herein by reference. The financial highlights of the Acquiring Fund for the period ended November 30, 2015 and the six-month period ended May 31, 2016 are contained in the Acquiring Fund's most recent semi-annual report to shareholders of the Acquiring Fund dated May 31, 2016, and are incorporated herein by reference.

                         INFORMATION FILED WITH THE SEC

      Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by each Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

      You may also view or obtain these documents from the SEC:

By phone:           1-202-551-8090 (for information on the operations of the
                    Public Reference Room only)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

      Information relating to the Acquired Fund and the Acquiring Fund can be found in the following documents, which are incorporated herein by reference:

      o The Acquisition SAI dated as of November [__], 2016 that has been filed with the SEC in connection with the Proxy Statement/Prospectus (File No. 811-213893);

      o The prospectus and SAI of the Acquiring Fund (for Class A, Class C and Advisor Class) dated February 29, 2016, which were filed with the SEC on February 29, 2016, each as amended and supplemented through the date hereof (File No. 811-01716);

      o The prospectus and SAI of the Acquiring Fund (for Class R, Class K and Class I) dated [________________], which were filed with the SEC on November [__], 2016;

      o The prospectus and SAI of the Acquired Fund dated December 31, 2015, which were filed with the SEC on December 30, 2015, each as supplemented through the date hereof (File No. 811-05088);

      o The annual report to shareholders of the Acquired Fund dated August 31, 2016, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for its fiscal year ended August 31, 2016 (File No. 811-05088);

      o The annual report to shareholders of the Acquiring Fund dated November 30, 2015, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquiring Fund for its fiscal period ended November 30, 2015 (File No. 811-01716); and

      o The semi-annual report to shareholders of the Acquiring Fund dated May 31, 2016, which contains unaudited financial statements for the Acquiring Fund for the six-month period ended May 31, 2016 (File No. 811-01716).

      Copies of the annual and semi-annual reports to shareholders of the Acquired Fund and Acquiring Fund are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By phone:  (800) 324-5060

             THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

                                      ---

                                   Appendix A

           FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

                                     As of

                               September 21, 2016

      This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this 21st day of September, 2016, by and among AB Cap Fund, Inc. (the "Company"), a Maryland corporation, on behalf of its series, AB All Market Income Portfolio (the "Acquiring Fund"); The AB Portfolios (the "Trust"), a Massachusetts business trust, on behalf of its series, AB Conservative Wealth Strategy (the "Acquired Fund"); and solely for purposes of Section 24, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the "Adviser").

      WHEREAS, the Acquired Fund and the Acquiring Fund are each series of entities registered as open-end management investment companies with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the parties desire that the Acquired Fund transfer all of its assets to the Acquiring Fund in exchange for shares of a corresponding class of shares of the Acquiring Fund of equal net asset value ("Acquisition Shares"), as set forth below:

--------------------------------------------------------------------------------
   AB Conservative Wealth Strategy        AB All Market Income Portfolio
           (Acquired Fund)                       (Acquiring Fund)
--------------------------------------------------------------------------------
               Class A                                Class A
               Class B*                               Class A
               Class C                                Class C
            Advisor Class                          Advisor Class
               Class R                                Class R
               Class K                                Class K
               Class I                                Class I
--------------------------------------------------------------------------------

and that the Acquiring Fund assume the liabilities of the Acquired Fund and distribute the Acquisition Shares to shareholders of the Acquired Fund (the "Acquisition"); and that the Acquired Fund thereafter liquidate and terminate;

      WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; and

      WHEREAS, the Board of Trustees of the Trust and the Board of Directors of the Company have determined that the Acquisition is in the best interests of the Acquired Fund and the Acquiring Fund, respectively, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund, respectively, would not be diluted as a result of the Acquisition;

      Now, therefore, the Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree as follows:

1.    Definitions
      -----------

      In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act................. Securities Exchange Act of 1934, as amended.

1933 Act................. Securities Act of 1933, as amended.

Assets ................... All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date ............. Shall be on such date following the date that shareholders of the Acquired Fund approve the Plan as the parties may agree.

Declaration .............. The Trust's Agreement and Declaration of Trust.

Effective Time ........... [10:00 a.m.] Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements ..... The audited financial statements of the relevant Fund for its most recently completed fiscal year.

Fund ..................... The Acquiring Fund and/or the Acquired Fund, as the
                          case may be.

Liabilities .............. All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition contemplated hereby to be paid by the Acquired Fund pursuant to Section 24 of the Plan and which shall not be assumed or paid by the Acquiring Fund shall not fall within the definition of Liabilities for purposes of this Plan.

N-14 Registration
Statement ................ The Registration Statement of the Company (with respect to the Acquiring Fund) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition and will include the proxy materials necessary for the shareholders of the Acquired Fund to approve the Acquisition.

Valuation Time ........... The close of regular session trading on the New York
                          Stock Exchange ("NYSE") on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Fund determines the net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV ...................... Except as otherwise provided, the net asset value per share of each of the Acquiring Fund and the Acquired Fund, shall be calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of its shares that are outstanding.

2.    Regulatory Filings
      ------------------

      The Company, on behalf of the Acquiring Fund, shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Company and the Trust, on behalf of each Fund, also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.    Shareholder Action
      ------------------

      As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a meeting of the shareholders of the Acquired Fund to consider and vote upon the Plan and such other matters as the Board of Trustees may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4.    Transfer of the Acquired Fund's Assets
      --------------------------------------

      The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

      (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

      (b) On or prior to the Valuation Date, the Acquired Fund will redeem its respective holdings in any underlying investment companies ("Underlying Funds") in which it invests and will receive a pro rata portion of the portfolio securities and other assets by the Underlying Funds equal to its proportional ownership of each Underlying Fund and thereafter, and take such actions as are set forth in Section 4(d) below, and except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on December 31, 2016, and for the short taxable year beginning on January 1, 2017, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

      (c) At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

      (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

      (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

            (1) The value of the Assets shall be determined as of the Valuation Time, using the valuation procedures of the Trust, or such other valuation procedures as shall be mutually agreed upon by the parties, and, in exchange for the transfer of the Assets by the Acquired Fund to the Acquiring Fund, the Acquiring Fund shall assume the Liabilities and simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares (including fractional Acquisition Shares) with respect to each class equal in net asset value to the aggregate value of the net assets attributable to the corresponding class of the Acquired Fund then outstanding, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;

            (2) The NAV of each Acquisition Share of each class to be delivered to the Acquired Fund shall be the NAV determined as of the Valuation Time in accordance with the valuation procedures of the Company, with the NAV of each Acquisition Share of each class to be delivered to the Acquired Fund being equal to the last determined NAV of such class of the Acquiring Fund;

            (3) The number of Acquisition Shares of each class (including fractional shares, if any) to be delivered to the Acquired Fund shall be determined by dividing the aggregate net assets attributable to the class of the Acquired Fund by the NAV per share of the corresponding class of the Acquiring Fund (determined in accordance with Section 4(e)(2) of this Plan), except that in determining the number of Class A shares of the Acquiring Fund to be delivered to the Class B shareholders of the Acquired Fund, the aggregate net assets attributable to the Class B shares of the Acquired Fund shall be divided by the NAV per share of the Class A shares of the Acquiring Fund; and

            (4) The Assets of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

      (f) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Liquidation and Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records
      ----------------------------------------

      The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

      (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall completely liquidate and terminate by transferring to its shareholders of record the Acquisition Shares it receives pursuant to this Plan. The Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund shareholders and the amount of Acquisition Shares that former Acquired Fund shareholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquisition Shares will be shown on the books of the Acquiring Fund's transfer agent.

            Following distribution by the Acquired Fund to its shareholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate its existence as soon as is reasonably possible after the Effective Time.

      (b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6.    Certain Representations and Warranties of the Acquired Fund
      -----------------------------------------------------------

      The Trust, on behalf of itself or the Acquired Fund, as applicable, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Fund is a duly established series of the Trust, which is a Massachusetts business trust duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquired Fund shares under the 1933 Act will be in full force and effect as of the Effective Time.

      (b) The Trust, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

      (c) The Board of Trustees of the Trust has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Trust, on behalf of the Acquired Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the Trust, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Trust does not, and, subject to the approval of shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate federal securities laws or Massachusetts law, or the Trust's Declaration or Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund's shareholders and the Board of Trustees of the Trust, the Trust does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

      (d) The Acquired Fund is a separate series of the Trust that is treated as a separate corporation from each other series of the Trust under
            Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

      (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (f) The Trust has duly authorized and validly issued all issued and outstanding shares of the Acquired Fund, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, and there are no securities convertible into shares of the Acquired Fund.

      (g) The Trust shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

      (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

      (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

      (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing liabilities and reflected in its NAV.

      (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

      (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments which, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

      (m) The Trust has filed or will file its federal income tax returns, copies of which have been previously made available or will be made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid or will pay all taxes shown as due on such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Trust's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Trust will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

      (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in the Acquired Fund's financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

      (o) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

      (p) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than the Acquired Fund shareholders as provided in paragraph 4(e)(1).

      (q) The Trust, or its agent(s), (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted any required backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

7.    Certain Representations and Warranties of the Acquiring Fund
      ------------------------------------------------------------

      The Company, on behalf of itself or the Acquiring Fund, as applicable, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquiring Fund shares under the 1933 Act will be in full force and effect as of the Effective Time.

      (b) The Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

      (c) The Board of Directors of the Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein on behalf of the Company, on behalf of the Acquiring Fund. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the federal securities laws or Maryland law or the Company's Charter or Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of the Board of Directors of the Company, the Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

      (d) The Acquiring Fund is a separate series of the Company that is treated as a separate corporation from each other series of the Company under Section 851(g) of the Code. The Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(b) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.

      (e) The N-14 Registration Statement when Part A of the N-14 Registration Statement is distributed to shareholders of the Acquired Fund, at the time of the shareholder meeting of the Acquired Fund for approval of this Plan providing for the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund, shall
            (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (f) The Company has duly authorized and validly issued all issued and outstanding shares of the Acquiring Fund, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund's stockholders as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

      (g) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

      (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

      (i) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.    Conditions to the Obligations of the Acquiring Fund and the Acquired Fund
      -------------------------------------------------------------------------

      The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Declaration, the Trust's Bylaws and applicable law. If shareholders of the Acquired Fund fail to approve this Plan providing for the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

      (b) The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

      (c) The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

      (d) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of its most recent financial statement. Negative investment performance shall not be considered a material adverse change.

      (e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

            (1) the Acquisition should constitute a "reorganization" within the meaning of Section 368(a) of the Code and that each of the Acquiring Fund and the Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (2) no gain or loss should be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's Assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquisition Shares to shareholders of the Acquired Fund;

            (3) the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund should be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

            (4) the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, should include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

            (5) no gain or loss should be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

            (6) no gain or loss should be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquisition Shares as part of the Acquisition;

            (7) the aggregate tax basis of the Acquisition Shares that each shareholder of the Acquired Fund receives in the Acquisition should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

            (8) each Acquired Fund shareholder's holding period for the Acquisition Shares received in the Acquisition should include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

            No opinion will be expressed as to the effect of the Acquisition on
            (i) the Acquired Fund or the Acquiring Fund with respect to any assets as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to market system of accounting.

            The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

            Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide to Seward & Kissel LLP additional factual representations with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

      (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

      (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

      (h)   The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

      (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

9.    Conditions to the Obligations of the Acquired Fund
      --------------------------------------------------

      The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Company and the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

            (1) The Acquiring Fund is a series of a corporation, and the corporation is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland ("SDAT"), and is an open-end management investment company registered under the 1940 Act;

            (2) This Plan has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

            (3) The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and nonassessable by the Acquiring Fund;

            (4) The execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, did not, and the consummation of the Acquisition will not, violate the Charter of the Company or the Bylaws, and no approval of the Plan by the shareholders of the Acquiring Fund is required under Maryland law, the Company's Charter or the Bylaws; and

            (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Company to enter into this Plan on behalf of the Acquiring Fund or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Company or the Acquiring Fund, as applicable.

            In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Company as to factual matters.

      (b) The Acquired Fund shall have received a letter from AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.   Conditions to the Obligations of the Company or the Acquiring Fund
      ------------------------------------------------------------------

      The obligations of the Company or the Acquiring Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The Company, on behalf of the Acquiring Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, substantially to the effect that:

            (1) The Acquired Fund is a duly established series of the Trust, which is a Massachusetts business trust duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act;

            (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

            (3) The execution and delivery of this Plan by the Trust did not, and the consummation of the Acquisition will not, violate the Declaration or the Trust's Bylaws, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Declaration, the Trust's Bylaws or the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts; and

            (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

            In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Dechert LLP as to matters of Massachusetts law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
            (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

      (b) The Company, on behalf of the Acquiring Fund, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Company.

11.   Closing
      -------

      (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

      (b) In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

      (c) The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the name of the Acquired Fund's shareholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited to open accounts in the names of the Acquired Fund shareholders.

      (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.   Survival of Representations and Warranties
      ------------------------------------------

      (a)   Except for Sections 6, 7, 14, 18, 19, 21, 22, 23 and 24, no
            representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

      (b) Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

13.   Termination of Plan
      -------------------

      A majority of the Directors/Trustees of either the Company or the Trust may terminate this Plan with respect to the Acquiring Fund or the Acquired Fund, respectively, at any time before the applicable Effective Time if: (i) the conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) either the Board of Directors/Trustees of the Company or the Trust determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or its shareholders, or the Acquired Fund or its shareholders, respectively, and gives notice of such termination to the other party.

14.   Governing Law
      -------------

      This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.   Brokerage Fees
      --------------

      Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

16.   Amendments
      ----------

      The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, may, by agreement in writing authorized by its respective Board of Directors/Trustees, amend this Plan at any time before or after the shareholders of the Acquired Fund approve this Plan providing for the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section 16 shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.   Waivers
      -------

      At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.   Indemnification of Trustees
      ---------------------------

      The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Declaration and the Trust's Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Company or the Acquiring Fund, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

19.   Cooperation and Further Assurances
      ----------------------------------

      Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.   Updating of N-14 Registration Statement
      ---------------------------------------

      If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made in the N-14 Registration Statement not misleading, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to such item.

21.   Limitation on Liabilities
      -------------------------

      The obligations of the Trust, the Acquired Fund, the Company and the Acquiring Fund shall not bind any of the directors/trustees, shareholders, nominees, officers, employees or agents of the Trust or the Company personally, but shall bind only the Trust, the Acquired Fund, the Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Trust or the Company, as appropriate. No other series of the Company shall be liable for the obligations of the Acquiring Fund. No other series of the Trust shall be liable for the obligations of the Acquired Fund.

22.   Termination of the Acquired Fund
      --------------------------------

      If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and liquidate and terminate.

23.   Notices
      -------

      Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

         For the Acquired Fund:

                The AB Portfolios--AB Conservative Wealth Strategy 1345 Avenue of the Americas
                New York, New York  10105
                Attention:  Secretary

         For the Acquiring Fund:

                AB Cap Fund, Inc.--AB All Market Income Portfolio
                1345 Avenue of the Americas
                New York, New York 10105
                Attention:  Secretary

24.   Expenses
      --------

      The Adviser agrees to bear 50% of the expenses relating to the Acquisition. The total remaining expenses relating to the Acquisition shall be paid proportionately by the Acquired Fund and the Acquiring Fund, allocated to each Fund based on its respective net assets as of the Valuation Time. Notwithstanding the foregoing, expenses relating to the Acquisition will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund's failure to qualify for tax treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Acquisition from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

25.   General
      -------

      This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

The AB Portfolios, on behalf of its series, AB Conservative Wealth Strategy

Attest:


/s/                                     By: /s/
--------------------------------            -----------------------------

Name:                                   Name:
     ---------------------------               --------------------------

Title:                                  Title:
     ---------------------------              ---------------------------



AB Cap Fund, Inc., on behalf of its series, AB All Market Income Portfolio


Attest:


/s/                                     By: /s/
--------------------------------            -----------------------------

Name:                                   Name:
     ---------------------------              ---------------------------

Title:                                  Title:
     ---------------------------              ---------------------------



Accepted and agreed with respect to Section 24 only:

AllianceBernstein L.P.

By: /s/
    --------------------------
Name:
     -------------------------
Title:
      ------------------------

                                   Appendix B

         CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND

      Acquired Fund shareholders will receive Class A, Class C, Advisor Class, Class R, Class K or Class I shares (the "Share Classes"), as applicable, of the Acquiring Fund through the Acquisition, as described in this Proxy Statement/Prospectus. Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Class A, Class C, Advisor Class, Class R, Class K or Class I shares of the Acquiring Fund having a NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time (as such term is defined in the Proxy Statement/Prospectus). Investors may purchase shares of the Share Classes on any business day (i.e., any day that the NYSE is open for trading). The purchase of shares of the Share Classes is priced at the next-determined NAV after an order is received in proper form. Shareholders may "redeem" shares of any class of the Acquiring Fund (i.e., sell their shares to the Fund) on any day the NYSE is open, either directly or through a financial intermediary. The sale price will be the next-determined NAV, less any applicable contingent deferred sales charge (if any), after the Fund receives the redemption request in proper form. Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses.

      The Acquiring Fund currently offers Class A, Class C and Advisor Class shares and will begin to offer Class R, Class K and Class I shares at the time of the Acquisition. The following provides information on Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

      Additional information regarding the Share Classes, including more detailed information about the purchase and redemption procedures for the Share Classes, is available in the Acquiring Fund's prospectus.

HOW TO BUY SHARES OF THE ACQUIRING FUND

      As noted above, Acquired Fund shareholders will receive Class A, Class C, Advisor Class, Class R, Class K or Class I shares, as applicable, of the Acquiring Fund through the Acquisition. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Class A, Class C, Advisor Class, Class R, Class K or Class I shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time, as such term is defined in the Proxy Statement/Prospectus.

      The purchase of the Acquiring Fund's shares is priced at the next-determined net asset value ("NAV") after your order is received in proper form.

Class A and Class C Shares - Shares Available to Retail Investors

      You may purchase the Acquiring Fund's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Acquiring Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

Purchase Minimums and Maximums
--------------------------------------------------------------------------------

Minimums:*

--Initial:                                                              $  2,500
--Subsequent:                                                           $     50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


Maximum Individual Purchase Amount:

--Class A shares                                                            None
--Class C shares                                                     $ 1,000,000

Purchase Information for Share Classes

      A shareholder's broker or financial advisor must receive a purchase request by the Fund Closing Time, which is the close of regular trading on any day the NYSE is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Acquiring Fund by a pre-arranged time for the shareholder to receive the next-determined NAV, less any applicable initial sales charge.

      Acquiring Fund shareholders who have completed the appropriate section of the Mutual Fund Application may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. A shareholder may call 800-324-5060 to arrange a transfer from the shareholder's bank account.

      Shares of the Acquiring Fund are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Acquiring Fund, the Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Acquiring Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Acquiring Fund through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Acquiring Fund's distributor permitting it to accept orders for the purchase and sale of Acquiring Fund shares.

      The Acquiring Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Acquiring Fund, have reverted to non-resident status (e.g., a resident alien who has a non-US address at time of purchase).

Tax-Deferred Accounts

      Class A shares are also available to the following tax-deferred arrangements:

      o Traditional and Roth IRAs (minimums listed in the table above apply);

      o SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

      o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

      Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

Advisor Class Shares

      A shareholder may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

      o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

      o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

      o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Acquiring Fund.

The Acquiring Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares - Shares Available to Group Retirement Plans

      Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Acquiring Fund ("group retirement plans").

      Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Acquiring Fund.

      Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

      Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Acquiring Fund.

Required Information

      The Acquiring Fund is required by law to obtain, verify and record certain personal information from investors or persons on an investor's behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, the investor's social security number). The Acquiring Fund may also ask to see other identifying documents. If an investor does not provide the information, the Acquiring Fund will not be able to open an account for such investor. If the Acquiring Fund is unable to verify an investor's identity, or that of another person(s) authorized to act on the investor's behalf, or if the Acquiring Fund believes it has identified potentially criminal activity, the Acquiring Fund reserves the right to take any action it deems appropriate or as required by law, which may include closing the investor's account. If an investor is not a U.S. citizen or resident alien, the account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

      The Acquiring Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Acquiring Fund with his or her correct taxpayer identification number. To avoid this, an investor must provide the investor's correct taxpayer identification number on the Mutual Fund Application.

General

      IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Acquiring Fund shares, including minimum and maximum investment requirements. The Acquiring Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Acquiring Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

      Information about the expenses applicable to the Share Classes is available in the Acquiring Fund's prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees


-------------------------------------------------------------------------------

                       WHAT IS A FINANCIAL INTERMEDIARY?

      A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

--------------------------------------------------------------------------------


The amount of Rule 12b-1 and/or service fees for each class of the Acquiring Fund's shares is up to:

                                                 Distribution and/or Service
                                                   (Rule 12b-1) Fee (as  a
                                                   Percentage of Aggregate
                                                  Average Daily Net Assets)
--------------------------------------------------------------------------------
Class A                                                     0.30%*
Class C                                                     1.00%
Advisor Class                                               None
Class R                                                     0.50%
Class K                                                     0.25%
Class I                                                     None

* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Fund is .30% of the aggregate average daily net assets. The Board currently limits the payments to 0.25%.

Because these fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost the shareholder more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including a shareholder's financial intermediary's firm.

Sales Charges
Class A Shares. A shareholder can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from the shareholder's investment.

The initial sales charge a shareholder pays each time the shareholder buys Class A shares differs depending on the amount the shareholder invests and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to a shareholder's investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                              Initial Sales Charge
                                      ------------------------------------------
                                        as % of                     as % of
                                       Net Amount                  Offering
Amount Purchased                        Invested                     Price
--------------------------------------------------------------------------------
Up to $100,000                            4.44%                       4.25%
$100,000 up to $250,000                   3.36                        3.25
$250,000 up to $500,000                   2.30                        2.25
$500,000 up to $1,000,000                 1.78                        1.75
$1,000,000 and above                      0.00                        0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A share purchases not subject to sales charges. The Acquiring Fund may sell its Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

      - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

      - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

      - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell the Acquiring Fund's shares, and employees of the Adviser.

Please see the Acquiring Fund's SAI for more information about purchases of Class A shares without sales charges.

Class C Shares. A shareholder can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of the shareholder's purchase is invested in the Acquiring Fund. The shareholder's investment is subject to a 1% CDSC if the shareholder redeems the shareholder's shares within 1 year. If the shareholder exchanges the shareholder's shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of a shareholder's original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Acquiring
Fund.

--------------------------------------------------------------------------------

                          HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

--------------------------------------------------------------------------------

Advisor Class, Class R, Class K and Class I Shares. These classes of shares are not subject to any initial sales charge or CDSC, although a shareholder's financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records a shareholder may need to provide to a Fund or the shareholder's financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on the Acquiring Fund's website at www.ABfunds.com (click on "Investments--Understanding Sales Charges & Expenses").

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in the Acquiring Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund, AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of a shareholder's existing investments when combining them with the shareholder's new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Acquiring Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Acquiring Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

o an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Acquiring Fund offers a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any other AB Mutual Fund within 13 months. The Acquiring Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Acquiring Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Acquiring Fund that the shareholder qualifies for a reduction. Without notification, the Acquiring Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Acquiring Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

o     all of the shareholder's accounts at the Fund or a financial intermediary;
      and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS


--------------------------------------------------------------------------------

                         Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

--------------------------------------------------------------------------------

CDSC Waivers
The Acquiring Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS

Dividend Reinvestment Program

      Unless a shareholder specifically has elected to receive dividends or distributions in cash, the shareholder will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Acquiring Fund. If a shareholder elects to receive distributions in cash, the shareholder will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Acquiring Fund. To receive distributions of less than $25.00 in cash, a shareholder must have bank instructions associated to the shareholder's account so that distributions can be delivered to the shareholder electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Acquiring Fund may reinvest a shareholder's distribution check (and future checks) in additional shares of the Acquiring Fund if the shareholder's check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

      A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Automatic Investment Program

      The Automatic Investment Program allows investors to purchase shares of the Acquiring Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Acquiring Fund's Statement of Additional Information for more details.

Reinstatement Privilege

      A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

      The Acquiring Fund offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Acquiring Fund account would be free of a CDSC. Shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

      Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing a shareholder to choose the class that best fits the shareholder's situation. In choosing a class of shares, a shareholder should consider:

o     the amount the shareholder intends to invest;

o     how long the shareholder expects to own shares;

o     expenses associated with owning a particular class of shares;

o whether the shareholder qualifies for any reduction or waiver of sales charges (for example, if the shareholder is making a large investment that qualifies for a Quantity Discount, the shareholder might consider purchasing Class A shares); and

o whether a share class is available for purchase (Class R, Class K and Class I shares are only offered to group retirement plans, not individuals).

      Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

      A transaction, service, administrative or other similar fee may be charged by a shareholder's broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through the shareholder's financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Acquiring Fund's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Acquiring Fund. The Acquiring Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

A shareholder should consult the shareholder's financial advisor for assistance in choosing a class of Acquiring Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

      Financial intermediaries market and sell shares of the Acquiring Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that a shareholder or the Acquiring Fund may pay. A shareholder's individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------

                       WHAT IS A FINANCIAL INTERMEDIARY?

         A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

--------------------------------------------------------------------------------

All or a portion of the initial sales charge that a shareholder pays may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

--------------------------------------------------------------------------------

 A shareholder's financial advisor's firm receives compensation from the Acquiring Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

 -     up front sales commissions;

 -     Rule 12b-1 fees;

 -     additional distribution support;

 -     defrayal of costs for educational seminars and training; and

 - payments related to providing shareholder recordkeeping and/or transfer agency services.

 Please read the Acquiring Fund's prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

      In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to financial advisors), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

      For 2016, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Acquiring Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Acquiring Fund's prospectus.

--------------------------------------------------------------------------------

 If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

 Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Acquiring Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

--------------------------------------------------------------------------------

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         AIG Advisor Group
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         Citigroup Global Markets
         Citizens Securities
         Commonwealth Financial Network
         Donegal Securities
         JP Morgan Securities
         Lincoln Financial Advisors Corp.
         Lincoln Financial Securities Corp.
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         SunTrust Bank
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors

      Although the Acquiring Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Funds shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

      Shareholders of the Acquiring Fund, including shareholders who received shares of the Acquiring Fund through the Acquisition, will have exchange privileges with other AB Mutual Funds. Shareholders may generally exchange their shares for shares of the same class of another fund in the AB Mutual Fund group. Exchanges of each class of Acquiring Fund shares are made at the next-determined NAV after an order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Shareholders may request an exchange either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day. The Acquiring Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES OF THE ACQUIRING FUND

      Shareholders of the Acquiring Fund, including shareholders who received shares of the Acquiring Fund through the Acquisition, may "redeem" their shares (i.e., sell shares to the Acquiring Fund) on any day the NYSE is open, either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. The sale price will be the next-determined NAV, less any applicable CDSC, after the Acquiring Fund receives the redemption request in proper form. Normally, redemption proceeds are sent to shareholders within seven days. If shares were recently purchased by check or electronic funds transfer, the redemption payment may be delayed until the Acquiring Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). Any shareholder who is in doubt about what procedures or documents are required by a fee-based program or employee benefit plan to sell shares should contact the financial advisor.

Selling Shares Through a Financial Intermediary or Retirement Plan

      A shareholder's financial intermediary or plan recordkeeper must receive a sales request by the Fund Closing Time and submit it to the Acquiring Fund by a pre-arranged time for the shareholder to receive that day's NAV, less any applicable CDSC. A shareholder's financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Acquiring Fund and may charge a fee for this service.

Selling Shares Directly to the Acquiring Fund By Mail:

      o     Send a signed letter of instruction or stock power to:
                AllianceBernstein Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

      o     For certified or overnight deliveries, send to:
                AllianceBernstein Investor Services, Inc.
                8000 IH 10 W, 4th floor
                San Antonio, TX 78230

      o For shareholder protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from a shareholder's financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If a shareholder has any questions about these procedures, contact ABIS.

By Telephone:

      o A shareholder may redeem the shareholder's shares by telephone request. A shareholder may call ABIS at 800-324-5060 with instructions on how the shareholder wishes to receive the sale proceeds.

      o ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for a shareholder to receive that day's NAV, less any applicable CDSC.

      o For the protection of shareholders, ABIS will request personal or other information from shareholders to verify their identity and will generally record the calls. Neither the Acquiring Fund nor the Adviser, ABIS, ABI or other Acquiring Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on behalf of a shareholder that ABIS reasonably believes to be genuine.

      o If a shareholder has selected electronic funds transfer in the shareholder's Mutual Fund Application, the redemption proceeds will be sent directly to the shareholder's bank. Otherwise, the proceeds will be mailed to the shareholder.

      o Redemption requests by electronic funds transfer or check may not exceed $100,000 per fund account per day.

      o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Acquiring Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Acquiring Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Acquiring Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Acquiring Fund shares through purchases, sales and exchanges of shares. The Acquiring Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive or Short-Term Trading Generally. While the Acquiring Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Acquiring Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Acquiring Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Acquiring Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Acquiring Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Acquiring Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Acquiring Fund share prices that are based on closing prices of securities of foreign issuers established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Acquiring Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Acquiring Fund calculates its NAV. While there is no assurance, the Acquiring Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Acquiring Fund shareholders.

      A shareholder engaging in a short-term trading strategy may also target the Acquiring Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Acquiring Fund may be adversely affected by price arbitrage.

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Acquiring Fund should be made for investment purposes only. The Acquiring Fund seeks to prevent patterns of excessive purchases and sales of Acquiring Fund shares to the extent they are detected by the procedures described below, subject to the Acquiring Fund's ability to monitor purchase, sale and exchange activity. The Acquiring Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Acquiring Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Acquiring Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Acquiring Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Acquiring Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Acquiring Fund shares, the Acquiring Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Acquiring Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Acquiring Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Acquiring Fund shares back to the Acquiring Fund or redemptions will continue to be permitted in accordance with the terms of the Acquiring Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Acquiring Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Acquiring Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Acquiring Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Acquiring Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Acquiring Fund, upon the request of the Acquiring Fund or its agents, with individual account level information about their transactions. If the Acquiring Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Acquiring Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Acquiring Fund shares. For certain retirement plan accounts, the Acquiring Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Acquiring Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

DIVIDENDS, DISTRIBUTIONS AND TAXES

      Income dividends and capital gains distributions, if any, declared by the Acquiring Fund on its outstanding shares will be paid in cash if elected by the shareholder or in additional shares of the same class of shares of the Acquiring Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time the shareholder purchases shares. A shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at a shareholder's election, electronically via the ACH network.

      If a shareholder receives an income dividend or capital gains distribution in cash the shareholder may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Acquiring Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the shareholder otherwise specifies, the shareholder will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Acquiring Fund.

      While it is the intention of the Acquiring Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Acquiring Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Acquiring Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Acquiring Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

      A shareholder will normally have to pay federal income tax, and any state or local income taxes, on the distributions the shareholder receives from the Acquiring Fund, whether the shareholder takes the distributions in cash or reinvests them in additional shares. Distributions of net capital gains from the sale of investments that the Acquiring Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Acquiring Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if, in general, such distributions are derived from, and designated by the Acquiring Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Acquiring Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations".

      Other distributions by the Acquiring Fund are generally taxable to a shareholder as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Acquiring Fund will notify a shareholder as to how much of the Acquiring Fund's distributions, if any, qualify for these reduced tax rates.

      Investment income received by the Acquiring Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Acquiring Fund is liable for foreign income taxes withheld at the source, the Acquiring Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Acquiring Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Acquiring Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Acquiring Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

      Under certain circumstances, if the Acquiring Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Acquiring Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

      If a shareholder buy shares just before the Acquiring Fund deducts a distribution from its NAV, the shareholder will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

      The sale or exchange of Acquiring Fund shares is a taxable transaction for federal income tax purposes.

      Each year shortly after December 31, the Acquiring Fund will send shareholders tax information stating the amount and type of all its distributions for the year. A shareholder is encouraged to consult the shareholder's tax adviser about the federal, state, and local tax consequences in the shareholder's particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

      If a shareholder is a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Acquiring Fund's Statement of Additional Information for information on how the shareholder will be taxed as a result of holding shares in the Acquiring Fund.

                                   Appendix C

               COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION

      The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquiring Fund and the Acquired Fund. The Acquiring Fund is a series of the Company, an open-end management investment company organized as a Maryland corporation. The Charter and Bylaw provisions and state law that govern the Company apply to the Acquiring Fund. The Acquired Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. It is governed by the Trust's Declaration and Bylaw provisions and state law. Certain differences in the respective Charter/Declaration and Bylaw provisions and state law of the Acquiring Fund and the Acquired Fund are noted below.

Shareholder Meetings

      Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of Trustees/Directors.

      Under Maryland law, unless a charter provides otherwise (which the Company's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws of the Company, a special meeting of shareholders may be called by the Company's secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      Under the Bylaws of the Trust, the Trust must promptly call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of not less than 10% of the outstanding shares.

      For the Company, and with respect to the Acquiring Fund, the presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at any meeting of shareholders on any matter shall constitute a quorum. For the Trust, and with respect to the Acquired Fund, the presence in person or by proxy of stockholders entitled to cast 30% of the votes entitled to be cast shall constitute a quorum. When a quorum is present at any meeting of the Company or the Trust, the affirmative vote of a majority of the votes (or with respect to the election of Directors/Trustees, a plurality of votes) cast or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any question brought before such meeting, except as otherwise required by law.

Shares of the Funds

      The Trust's Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, which may be divided into separate and distinct series or classes. The Company's Charter authorizes a set number of shares of common stock. The Directors of the Company may classify any unissued shares of common stock in one or more series or classes of stock.

      The Company's Charter provides that no shareholder is entitled to any preemptive rights except as the Board may establish. Shareholders of the Trust are also not entitled to preemptive rights. Shareholders of the Trust and Company are entitled to one vote per share. All voting rights for the election of Trustees are non-cumulative, which means that the holders of a plurality of the shares of common stock of the Trust can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Trust and the Company are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Trust and the Company are required to hold a shareholder meeting if, among other reasons, the number of Trustees/Directors elected by shareholders is less than a majority of the total number of Trustees/Directors, or if the a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

      For each Fund, dividends may be authorized by the Board and declared by the Fund at any time, and the amount and number of capital gains distributions paid to shareholders during each fiscal year are determined by the Board. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

      With respect to the Company, each share class is entitled to such dividends or distributions, in cash, property or additional shares of stock of the same or another series of the Company, or class, as may be authorized from time to time by the Board. With respect to the Trust, each share class is entitled to such dividends or distributions, in cash or otherwise (but only from assets belonging to the Acquired Fund) an amount approximately equal to the net income attributable to the assets belonging to the Acquired Fund and such additional amounts as the Trustees may authorize.

      A shareholder of each Fund may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

      The Charter and Bylaws of the Company provide for the indemnification of officers and Directors, as applicable, to the fullest extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its Directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of the Company contains such a provision that eliminates Directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to the Company or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

      The Declaration and Bylaws of the Trust provide for the indemnification of officers and Trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any officer or Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding
(a) not to have acted in good faith in the reasonable belief that such person's action was in the best interest of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

                                   Appendix D

                                 CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the Acquiring Fund as of May 31, 2016, and on a pro forma combined basis for the combined Fund, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of May 31, 2016:


                        Acquired Fund       Acquired Fund       Acquiring Fund       Pro Forma              Combined Fund
                          (Class A)           (Class B)           (Class A)         Adjustments       (Class A) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $ 180,004,413     $ 7,860,357        $    67,776         $   74,273(2)              $ 187,858,273

Shares Outstanding            14,818,244         654,051              6,927          3,729,187                    19,208,409(3)

NAV Per Share              $       12.15     $     12.02        $      9.78                 --                 $        9.78



                        Acquired Fund                           Acquiring Fund       Pro Forma              Combined Fund
                          (Class C)                               (Class C)         Adjustments       (Class C) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $  75,646,727                        $     9,807         $   29,907(2)             $   75,626,627

Shares Outstanding             6,323,578                              1,001          1,392,424                     7,717,003(3)

NAV Per Share              $       11.96                        $      9.80                 --                $         9.80



                        Acquired Fund                           Acquiring Fund       Pro Forma              Combined Fund
                       (Advisor Class)                         (Advisor Class)      Adjustments    (Advisor Class) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $  11,947,529                        $  18,502,160       $    4,723(2)             $   30,444,966

Shares Outstanding               978,639                            1,889,994          241,259                     3,109,892(3)

NAV Per Share              $       12.21                        $        9.79               --                $         9.79



                        Acquired Fund                           Acquiring Fund       Pro Forma              Combined Fund
                          (Class R)                               (Class R)         Adjustments       (Class R) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $   4,415,764                                   --       $    1,746(2)             $    4,414,018

Shares Outstanding               363,960                                   --           87,371                       451,331(3)

NAV Per Share              $       12.13                                   --               --                $         9.78




                        Acquired Fund                           Acquiring Fund       Pro Forma              Combined Fund
                          (Class K)                               (Class K)         Adjustments       (Class K) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $   8,410,419                                   --       $    3,325(2)             $    8,407,094

Shares Outstanding               694,119                                   --          165,502                       859,621(3)

NAV Per Share              $       12.12                                   --               --                $         9.78



                        Acquired Fund                           Acquiring Fund       Pro Forma              Combined Fund
                          (Class I)                               (Class I)         Adjustments       (Class I) (pro forma)(1)
                      ------------------- ------------------- ------------------- ---------------- --------------------------------
Total Net Assets           $     456,566                                   --       $      180(2)             $      456,386

Shares Outstanding                37,491                                   --            9,127                        46,618(3)

NAV Per Share              $       12.18                                   --               --                $         9.79

--------------------------
(1) Assumes the Acquisition was consummated on May 31, 2016 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquiring Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be received on or after such date.

(2) Estimated expenses of the Acquisition allocable to the Funds proportionately based on each Fund's net assets.

(3) In connection with the Acquisition, shares of the Acquiring Fund will be issued to the shareholders of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of May 31, 2016.

                                   Appendix E

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

      As of November 1, 2016, each Fund had the following number of shares of common stock outstanding.


                                                   Number of Outstanding Shares
Fund                              Class                   of Common Stock
--------------------------------------------------------------------------------

Acquired Fund                       A                        14,271,752.9900
                                    B                           300,752.8720
                                    C                         5,915,006.6590
                                 Advisor                        832,447.8580
                                    R                           367,131.1560
                                    K                           579,264.0620
                                    I                            37,011.5150

Acquiring Fund*                     A                            20,923.3980
                                    C                            10,236.0260
                                 Advisor                      1,996,175.9790
--------------------

* The Acquiring Fund did not offer Class R, Class K and Class I shares prior to the Acquisition.

Ownership of Shares

      As of November 1, 2016, the Trustees/Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of each class of the Fund. As of November 1, 2016, [____________] may be deemed to "control" the [Acquired Fund/Acquiring Fund]. "Control" for this purpose is the ownership of more than 25% of the Fund's voting securities.


                                                                Number of               Percentage of
                     Name and Address                           Outstanding Shares      Outstanding
Fund and Class        of Shareholder                            of Class Owned          Shares of Class Owned
--------------       --------------                             -----------------       ---------------------

Acquired Fund
-------------

   Class A           Edward D. Jones & Co
                     for the Benefit of Customers
                     Attn: Terrance Spencer
                     12555 Manchester Rd
                     Saint Louis, MO  63131-3729                    993,556.672                  6.96%

                     JP Morgan Securities LLC
                     for the Exclusive Benefit of
                     Customers
                     4 Chase Metrotech Ctr
                     Brooklyn, NY  11245-0001                     4,357,752.045                 30.54%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                    1,057,510.092                  7.41%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East, 2nd Floor
                     Jacksonville, FL  32246-6484                 1,345,571.709                  9.43%

                     National Financial Services, LLC
                     for the Exclusive Benefit of Our
                     Customers
                     Attn: Mutual Funds Dept
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ  07310                         797,747.456                  5.59%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ  07303-2052                  1,156,916.260                  8.11%

   Class B           JP Morgan Securities LLC
                     for the Exclusive Benefit of
                     Customers
                     4 Chase Metrotech Ctr
                     Brooklyn, NY  11245-0001                        78,364.015                 26.06%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                       16,804.762                  5.59%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East, 2nd Floor
                     Jacksonville, FL  32246-6484                    34,851.462                 11.59%

                     National Financial Services, LLC
                     for the Exclusive Benefit of our
                     Customers
                     Attn: Mutual Funds Dept
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ  07310                          20,127.004                  6.69%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ  07303-2052                     30,730.816                 10.22%

   Class C           First Clearing, LLC
                     Special Custody Acct for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO  63103-2523                    404,178.674                  6.82%

                     JP Morgan Securities LLC
                     for the Exclusive Benefit of
                     Customers
                     4 Chase Metrotech Ctr
                     Brooklyn, NY  11245-0001                     1,403,421.903                 23.66%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                      424,614.871                  7.16%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East, 2nd Floor
                     Jacksonville, FL  32246-6484                   774,122.527                 13.05%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City,  NJ  07303-2052                   664,073.264                 11.20%

   Advisor Class     Charles Schwab & Co.
                     for the Exclusive Benefit
                     of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA  94105-1905                   71,928.876                  8.64%

                     First Clearing, LLC
                     Special Custody Acct for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO  63103-2523                     69,086.156                  8.30%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                       56,522.838                  6.79%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East, 2nd Floor
                     Jacksonville, FL  32246-6484                    67,727.598                  8.14%

                     Sanford Bernstein & Co LLC
                     1 N. Lexington Ave
                     White Plains, NY  10601-1785                    90,152.615                 10.83%

   Class R           Matrix Trust Company Cust. FBO
                     Sea Port Products Corporation
                     717 17th Street, Ste. 1300
                     Denver, CO  80202-3304                          35,213.397                  9.59%

                     MG Trust Company Cust. FBO
                     Location Age 401(k) PSP
                     717 17th Street, Ste. 1300
                     Denver, CO  80202-3304                          22,695.860                  6.18%

                     Reliance Trust Company Custodian
                     FBO MassMutual Omnibus PPL
                     P.O. Box 48529
                     Atlanta, GA  30362-1529                         69,273.848                 18.87%

                     State Street Bank & Trust
                     FBO ADP/MSDW Alliance
                     Attn: Ralph Campbell
                     1 Lincoln Street
                     Boston, MA  02111-2900                         108,171.234                 29.46%

   Class K           Great-West Trust Company LLC TTEE F
                     Aaronson, Dickerson, Cohn & Lanzone APC 401k
                     C/O Fascore LLC
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               45,586.102                  7.87%

                     Great-West Trust Company LLC TTEE
                     FBO Hamilton Cardiology Associates
                     P.A. 401k Plan
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               35,300.137                  6.09%

                     Great-West Trust Company LLC TTEE C
                     Perry Hay & Chu PSP
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               31,842.794                  5.50%

                     Great-West Trust Company LLC TTEE
                     FBO Ross Langan & McKendree LLP
                     Cash or Deferred Arrangement PSP
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               77,542.188                 13.39%

                     Great-West Trust Company LLC TTEE C
                     Resource Engineering Inc. PSP
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               96,220.530                 16.61%

                     Great-West Trust Company LLC TTEE F
                     The Spektors DDS PS 401k PSP
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002              118,796.452                 20.51%

   Class I           Great-West Trust Company LLC TTEE C
                     Webcor Builders 401k PSP
                     8515 East Orchard Road, #2T2
                     Greenwood Village, CO  80111-5002               34,327.629                 92.75%

                     MG Trust Company Cust. FBO
                     Little Rock Children's Clinic, P.A.
                     717 17th Street, Ste. 1300
                     Denver, CO  80202-3304                           2,683.584                  7.25%

Acquiring Fund

Class A              Ascensus Trust Company
                     C/F Joyce Cho Roth IRA
                     Los Angeles, CA  90020-4588                      2,497.682                 11.94%

                     Ascensus Trust Company
                     C/F Jacqueline A Rossini
                     IRA Rollover
                     Holliston, MA  01746-1711                        1,740.987                  8.32%

                     Ascensus Trust Company
                     C/F Malour R Sison
                     FBO Samantha N. Sison
                     Coverdell ESA
                     Whittier, CA  90604-2417                         1,488.364                  7.11%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                        3,873.847                 18.51%

                     Jerrold Grossack &
                     Heather A Grossack JTWROS TOD/DE
                     Berlin, MA  01503-1671                           1,946.043                  9.30%

                     Sixth Avenue Baptist Church
                     1101 Martin Luther King Jr. Drive, SW
                     Birmingham, AL  35211-2895                       2,681.126                 12.81%

                     TD Ameritrade FBO
                     Hammell Revocable Living Trust
                     UA Jul 19, 2010 Edward Hammell
                     or Donya Hammell Tr
                     Rohnert Park, CA  94928-1343                     1,690.979                  8.08%

                     Stephen P. Zeitler TOD/DE
                     Needham, MA  02492-4151                          1,459.533                  6.98%

Class C              AllianceBernstein L.P.
                     Attn: Brent Mather-Seed Acct
                     1 N. Lexington Avenue
                     White Plains, NY  10601-1712                     1,001.011                  9.78%

                     Ascensus Trust Company
                     C/F Marc J. Meadors
                     FBO Mason J. Meadors
                     Coverdell ESA
                     Murrieta, CA  92562-2504                         4,011.113                 39.19%

                     Ascensus Trust Company
                     C/F Paul Navarette
                     FBO Matthew A Navarette
                     Coverdell  ESA
                     Wildomar, CA  92595-8075                         3,141.537                 30.69%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                        1,828.594                 17.86%

Advisor Class        AllianceBernstein L.P.
                     Attn: Brent Mather-Seed Acct
                     1 N. Lextington Avenue
                     White Plains, NY  10601-1712                 1,800,476.928                 90.20%

                     LPL Financial
                     Omnibus Customer Account
                     Attn: Mutual Fund Trading
                     4707 Executive Drive
                     San Diego, CA  92121-3091                      148,912.765                  7.46%



      The following table shows the percentage of combined Fund's shares to be owned by the above listed shareholders, if the Acquisition had been consummated as of November 1, 2016.


                                                       Percentage of
                  Name and Address                     Outstanding Shares of
Fund and Class    of Shareholder                       Combined Fund Class Owned
--------------    ----------------                     -------------------------

Acquiring Fund

Class A*          Ascensus Trust Company
                  C/F Joyce Cho Roth IRA
                  Los Angeles, CA  90020-4588                [____]%

                  Ascensus Trust Company
                  C/F Jacqueline A Rossini
                  IRA Rollover
                  Holliston, MA  01746-1711                  [____]%

                  Ascensus Trust Company
                  C/F Malour R Sison
                  FBO Samantha N. Sison
                  Coverdell ESA
                  Whittier, CA  90604-2417                   [____]%

                  Edward D. Jones & Co.
                  for the Benefit of Customers
                  Attn: Terrance Spencer
                  12555 Manchester Rd
                  Saint Louis, MO 63131-3729                 [____]%

                  JP Morgan Securities LLC
                  for the Exclusive Benefit of
                  Customers
                  4 Chase Metrotech Ctr
                  Brooklyn, NY 11245-001                     [____]%

                  LPL Financial
                  Omnibus Customer Account
                  Attn: Mutual Fund Trading
                  4707 Executive Drive
                  San Diego, CA  92121-3091                  [____]%

                  Jerrold Grossack &
                  Heather A Grossack JTWROS TOD/DE
                  Berlin, MA  01503-1671                     [____]%

                  MLPF&S for the Sole Benefit of its
                  Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East, 2nd Floor
                  Jacksonville, FL 32246-6484                [____]%

                  National Financial Services, LLC
                  for the Exclusive Benefit of Our
                  Customers
                  Attn: Mutual Funds Dept
                  499 Washington Blvd., 4th Floor
                  Jersey City, NJ 07310                      [____]%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                 [____]%

                  Sixth Avenue Baptist Church
                  1101 Martin Luther King Jr. Drive, SW
                  Birmingham, AL  35211-2895                 [____]%

                  TD Ameritrade FBO
                  Hammell Revocable Living Trust
                  UA Jul 19, 2010 Edward Hammell
                  or Donya Hammell Tr
                  Rohnert Park, CA  94928-1343               [____]%

                  Stephen P. Zeitler TOD/DE
                  Needham, MA  02492-4151                    [____]%

Class C           AllianceBernstein L.P.
                  Attn: Brent Mather-Seed Acct
                  1 N. Lexington Avenue
                  White Plains, NY  10601-1712               [____]%

                  Ascensus Trust Company
                  C/F Marc J. Meadors
                  FBO Mason J. Meadors
                  Coverdell ESA
                  Murrieta, CA  92562-2504                   [____]%

                  Ascensus Trust Company
                  C/F Paul Navarette
                  FBO Matthew A Navarette
                  Coverdell  ESA
                  Wildomar, CA  92595-8075                   [____]%

                  First Clearing, LLC
                  Special Custody Acct for the
                  Exclusive Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                 [____]%

                  JP Morgan Securities LLC
                  for the Exclusive Benefit of
                  Customers
                  4 Chase Metrotech Ctr
                  Brooklyn, NY 11245-0001                    [____]%

                  LPL Financial
                  Omnibus Customer Account
                  Attn: Mutual Fund Trading
                  4707 Executive Drive
                  San Diego, CA  92121-3091                  [____]%

                  MLPF&S for the Sole Benefit of its
                  Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East, 2nd Floor
                  Jacksonville, FL 32246-6484                [____]%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                 [____]%

Advisor Class     AllianceBernstein L.P.
                  Attn: Brent Mather-Seed Acct
                  1 N. Lextington Avenue
                  White Plains, NY  10601-1712               [____]%

                  Charles Schwab & Co.
                  for the Exclusive Benefit
                  of Customers
                  Mutual Fund Operations
                  211 Main Street
                  San Francisco, CA 94105-1905               [____]%

                  First Clearing, LLC
                  Special Custody Acct for the
                  Exclusive Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                 [____]%

                  LPL Financial
                  Omnibus Customer Account
                  Attn: Mutual Fund Trading
                  4707 Executive Drive
                  San Diego, CA  92121-3091                  [____]%

                  MLPF&S for the Sole Benefit of its
                  Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East, 2nd Floor
                  Jacksonville, FL 32246-6484                [____]%

                  Sanford Bernstein & Co LLC
                  1 N. Lexington Ave
                  White Plains, NY 10601-1785                [____]%

Class R           Matrix Trust Company Cust. FBO
                  Sea Port Products Corporation
                  717 17th Street, Ste. 1300
                  Denver, CO  80202-3304                     [____]%

                  MG Trust Company Cust. FBO
                  Location Age 401(k) PSP
                  717 17th Street, Ste. 1300
                  Denver, CO  80202-3304                     [____]%

                  Reliance Trust Company Custodian
                  FBO MassMutual Omnibus PPL
                  P.O. Box 48529
                  Atlanta, GA  30362-1529                    [____]%

                  State Street Bank & Trust
                  FBO ADP/MSDW Alliance
                  Attn: Ralph Campbell
                  1 Lincoln Street
                  Boston, MA  02111-2900                     [____]%

Class K           Great-West Trust Company LLC TTEE F
                  Aaronson, Dickerson, Cohn & Lanzone APC 401k
                  C/O Fascore LLC
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  Great-West Trust Company LLC TTEE
                  FBO Hamilton Cardiology Associates
                  P.A. 401k Plan
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  Great-West Trust Company LLC TTEE C
                  Perry Hay & Chu PSP
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  Great-West Trust Company LLC TTEE C
                  Resource Engineering Inc. PSP
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  Great-West Trust Company LLC TTEE
                  FBO Ross Langan & McKendree LLP
                  Cash or Deferred Arrangement PSP
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  Great-West Trust Company LLC TTEE F
                  The Spektors DDS PS 401k PSP
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

Class I           Great-West Trust Company LLC TTEE C
                  Webcor Builders 401k PSP
                  8515 East Orchard Road, #2T2
                  Greenwood Village, CO  80111-5002          [____]%

                  MG Trust Company Cust. FBO
                  Little Rock Children's Clinic, P.A.
                  717 17th Street, Ste. 1300
                  Denver, CO  80202-3304                     [____]%


-------------------
* Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                         EASY VOTING OPTIONS:

                                                      VOTE ON THE INTERNET
                                                           Log on to:
                                                      www.proxy-direct.com
                                                      or scan the QR code
                                               Follow the on-screen instructions
                                                       available 24 hours


                                                         VOTE BY PHONE
                                                       Call 1-800-337-3503
                                                Follow the recorded instructions
                                                       available 24 hours

                                                          VOTE BY MAIL
                                                 Vote, sign and date this Proxy
                                                     Card and return in the
                                                     postage-paid envelope

                                                         VOTE IN PERSON
                                                   Attend Shareholder Meeting
                                                  1345 Avenue of the Americas
                                                       New York, NY 10105
                                                      on January 30, 2017



                  Please detach at perforation before mailing.


PROXY                           THE AB PORTFOLIOS                          PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 30, 2017



The undersigned shareholder of AB Conservative Wealth Strategy (the "Acquired Fund"), a series of The AB Portfolios (the "Trust"), a Massachusetts business trust, hereby appoints Eric Freed and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held at 2:30 p.m., Eastern Time, on January 30, 2017, at the offices of the Trust, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

                                    VOTE VIA THE INTERNET:  www.proxy-direct.com
                                    VOTE VIA TELEPHONE:     1-800-337-3503

                        Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                        ________________________________________________________
                        Signature and Title, if applicable

                        ________________________________________________________
                        Signature (if held jointly)

                        ________________________________________________________
                        Date


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

     Important Notice Regarding the Availability of Proxy Materials for the
       Special Meeting of Shareholders to be Held on January 30, 2017.

                  The Proxy Statement and Proxy Card for this meeting are available at: [___________]

                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT
                      RETURN THIS PROXY CARD

                  Please detach at perforation before mailing.


PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1. To approve an Agreement and Plan of Acquisition and Liquidation providing for the acquisition of all of the assets of AB Conservative Wealth Strategy (the "Acquired Fund"), a series of The AB Portfolios, a Massachusetts business trust, in exchange for shares of AB All Market Income Portfolio (the "Acquiring Fund"), a series of AB Cap Fund, Inc., a Maryland corporation, assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the termination of the Acquired Fund.

     FOR      AGAINST      ABSTAIN

     [ ]        [ ]          [ ]


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

                   _________________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                               November [__], 2016

                            For the Acquisition of:

                        AB CONSERVATIVE WEALTH STRATEGY
                         a series of The AB Portfolios
                          1345 Avenue of the Americas
                            New York, New York 10105

                                       BY

                         AB ALL MARKET INCOME PORTFOLIO
                         a series of AB Cap Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York l0105
                                (800) 324-5060
                   _________________________________________

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November [__], 2016 relating to the solicitation of shareholder approval of the acquisition of the assets and assumption of the liabilities (the "Acquisition") of the AB Conservative Wealth Strategy (the "Acquired Fund"), a series of The AB Portfolios, a Massachusetts business trust (the "Trust"), by AB All Market Income Portfolio (the "Acquiring Fund"), a series of AB Cap Fund, Inc., a Maryland corporation (the "Company"), pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Plan"). Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of the shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and

      o     the termination of the Acquired Fund.

      Shareholders of the Acquired Fund will receive the same class of shares that they hold in the Acquired Fund at the time of the Acquisition, except that Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. If the Plan is approved by the Acquired Fund's shareholders, the Acquisition is expected to occur on or about February 28, 2017.

      The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.


      By mail:     c/o AllianceBernstein Investor Services, Inc.
                   P.O. Box 786003
                   San Antonio, TX 78278-6003

      By phone:    (800) 324-5060

      All of this additional information is also available in documents filed with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC:

      In person:   at the SEC's Public Reference Room in Washington, DC

      By phone:    1-202-551-8090 (for information on the operations of the
                   Public Reference Room only)

      By mail: Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

      On the Internet: www.sec.gov

                               TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS                                         3
FINANCIAL INFORMATION                                                          3


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated November [ ], 2016 (Filed on [___________], 2016; File No. 2-29901), as
supplemented or amended to the date hereof.

                             FINANCIAL INFORMATION

      This Statement of Additional Information is accompanied by and incorporates by reference the documents referenced below, which contain historical financial information regarding the Acquired Fund and the Acquiring Fund.

      o The Acquisition SAI dated as of November [__], 2016 that has been filed with the SEC in connection with the Proxy Statement/Prospectus (File No. 811-213893);

      o The prospectus and SAI of the Acquiring Fund (for Class A, Class C and Advisor Class) dated February 29, 2016, which were filed with the SEC on February 29, 2016, each as amended and supplemented through the date hereof (File No. 811-01716);

      o The prospectus and SAI of the Acquiring Fund (for Class R, Class K and Class I) dated November 7, 2016, which were filed with the SEC on November 7, 2016;

      o The prospectus and SAI of the Acquired Fund dated December 31, 2015, which were filed with the SEC on December 30, 2015, each as supplemented through the date hereof (File No. 811-05088);

      o The annual report to shareholders of the Acquired Fund dated August 31, 2016, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for its fiscal year ended August 31, 2016 (File No. 811-05088);

      o The annual report to shareholders of the Acquiring Fund dated November 30, 2015, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquiring Fund for its fiscal year ended November 30, 2015 (File No. 811-01716); and

      o The semi-annual report to shareholders of the Acquiring Fund dated May 31, 2016, which contains unaudited financial statements for the Acquiring Fund for its semi-annual period ended May 31, 2016 (File No. 811-01716).

      The following represents the pro forma financial information. The pro forma Financial Statements give effect to the Acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund pursuant to the Agreement and Plan of Acquisition and Liquidation as of May 31, 2016. The Acquired Fund is expected to redeem in kind prior to the Acquisition, the shares of certain of the affiliated investment companies held by the Acquired Fund.

                        PRO FORMA FINANCIAL INFORMATION

      The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of May 31, 2016.

      The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in their annual and semi-annual reports to shareholders.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note A: General

      The pro forma financial statements give effect to the proposed acquisition of the assets and liabilities of AB Conservative Wealth Strategy (the "Acquired Fund") by AB All Market Income Portfolio (the "Acquiring Fund") pursuant to the Plan of Acquisition and Liquidation.

      The pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Acquired Fund and the Acquiring Fund as if the proposed reorganization occurred as of May 31, 2016. The pro forma information has been derived from the books and records of the Acquired Fund utilized in calculating daily net asset value for the Fund and conforms to generally accepted accounting principles for U.S. mutual funds. The Acquisition is expected to be completed on or about February 28, 2017. The Acquiring Fund will be the accounting survivor of the reorganization.

Note B: Basis of Pro Forma

      The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Acquiring Fund with amounts distributable to shareholders for tax purposes.

Note C: Significant Accounting Policies

      The Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended) will change as a result of the Reorganization. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note D: Security Valuation

Acquired Fund

      Net asset value per share of the Strategies, which may be based on the NAVs of the Underlying Portfolios, is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

Acquiring Fund

      Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

      In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the "Committee") must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

      Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Note E: Capital Loss Carryforwards

      At September 30, 2016, the Acquired Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The Acquiring Fund did not have capital gain/loss carryforwards. For net capital losses arising in taxable years beginning after December 22, 2010, a Fund will generally be able to carry-forward such capital losses indefinitely. A Fund's net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses. The Acquired Fund had capital loss carryforwards as follows:


Capital Loss Carryforward - expiring Nov. 2017       $ (1,963,389)
Capital Loss Carryforward - expiring Nov. 2018       $(13,640,435)
                                                     -------------------
Total Capital Loss Carryforward from PY              $(15,603,824)
                                                     -------------------

Note F - Costs Associated with the Reorganization

      Approximately half of the costs of the Acquisition will be borne proportionately by the Funds based on each Fund's respective net assets of the total net assets of both Funds, and the other half of the costs of the Acquisition will be borne by the Adviser. The total costs and expenses of the Acquisition are estimated to be $243,000. The expected allocation among the Funds and the Adviser is as follows:

       Acquired Fund             Acquiring Fund           Adviser
       -------------             --------------           -------

       $113,404                  $8,096(1)                $121,500

__________________________
(1)Expense covered by expense cap.

Pro Forma Financial Statements
------------------------------

Portfolio of Investments
as of May 31, 2016 (unaudited)

                                             AB All          AB                              AB              AB
                                             Market     Conservative       Pro-Forma      All Market    Conservative    Pro-Forma
                                             Income        Wealth          Combined        Income          Wealth       Combined
                                            Portfolio     Strategy         Portfolio      Portfolio       Strategy      Portfolio

                                          ----------------------------------------------------------------------------------------
Company                                     Shares         Shares            Shares      U.S. Value      U.S. Value     U.S. Value
                                          ----------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 96.6%
Funds and Investment Trusts - 96.6%

AB High Income Fund, Inc.
   - Class Z(a)*                            855,543                  -        855,543      $ 7,143,785               -   7,143,785

AB Multi-Manager Alternative
   Strategies Fund - Class Z(a)*                  -          1,762,090      1,762,090                -      17,374,206  17,374,206

AB Pooling Portfolio - AB Bond
   Inflation Protection Portfolio(a)*             -          2,811,952      2,811,952                -      27,360,296  27,360,296

AB Pooling Portfolio -
   AB Global Core Bond Portfolio(a)*              -          6,860,886      6,860,886                -      69,089,123  69,089,123

AB Pooling Portfolio -
   AB International Growth Portfolio(a)*          -          1,399,014      1,399,014                -      11,709,748  11,709,748

AB Pooling Portfolio -
   AB International Value Portfolio(a)*           -          1,735,969      1,735,969                -      11,683,072  11,683,072

AB Pooling Portfolio -
   AB Multi-Asset Real Return Portfolio(a)*       -            719,905        719,905                -       4,355,425   4,355,425

AB Pooling Portfolio -
   AB Short Duration Bond Portfolio(a)*           -          8,378,593      8,378,593                -      78,926,346  78,926,346

AB Pooling Portfolio -
   AB Small-Mid Cap Growth Portfolio(a)*          -            247,781        247,781                -       2,239,938   2,239,938

AB Pooling Portfolio -
   AB Small-Mid Cap Value Portfolio(a)*           -            216,629        216,629                -       2,224,779   2,224,779

AB Pooling Portfolio -
   AB U.S. Large Cap Growth Portfolio(a)*         -          1,546,060      1,546,060                -      15,352,381  15,352,381

AB Pooling Portfolio -
   AB U.S. Value Portfolio(a)*                    -          1,181,864      1,181,864                -      15,364,230  15,364,230

AB Pooling Portfolio -
   AB Volatility Management Portfolio(a)*         -          3,123,719      3,123,719                -      33,392,553  33,392,553

Vanguard REIT ETF                             8,633                  -          8,633          722,496               -     722,496

                                                                                          ----------------------------------------
Total Investment Companies                                                                   7,866,281     289,072,097 296,938,378
                                                                                          ----------------------------------------
(cost $280,844,337)

____________________________
* To be sold pursuant to redemption in kind prior to the Acquisition.

COMMON STOCKS - 2.1%
Financials - 0.4%
Banks - 0.2%
Aozora Bank Ltd.                              6,000                  -          6,000           20,302               -      20,302
BNP Paribas SA                                1,169                  -          1,169           64,782               -      64,782
Fifth Third Bancorp                           2,252                  -          2,252           42,495               -      42,495
Hang Seng Bank Ltd.                           3,200                  -          3,200           56,728               -      56,728
HSBC Holdings PLC                             3,883                  -          3,883           25,098               -      25,098
Intesa Sanpaolo SpA                           8,053                  -          8,053           20,666               -      20,666
JPMorgan Chase & Co.                          1,026                  -          1,026           66,967               -      66,967
Nordea Bank AB                                4,419                  -          4,419           42,889               -      42,889
Oversea-Chinese Banking Corp., Ltd.           1,800                  -          1,800           11,271               -      11,271
People's United Financial, Inc.               2,843                  -          2,843           45,147               -      45,147
Royal Bank of Canada                          1,243                  -          1,243           74,722               -      74,722
Seven Bank Ltd.                               7,000                  -          7,000           25,620               -      25,620
Toronto-Dominion Bank (The)                     410                  -            410           17,856               -      17,856
Wells Fargo & Co.                             1,585                  -          1,585           80,391               -      80,391
Westpac Banking Corp.                         1,805                  -          1,805           39,912               -      39,912
                                                                                          -----------------------------------------
                                                                                               634,846               -     634,846
                                                                                          ----------------------------------------
Banks - 0.0%
Mitsubishi UFJ Financial Group, Inc.          4,900                  -          4,900           24,209               -      24,209
                                                                                          ----------------------------------------
Capital Markets - 0.0%
Partners Group Holding AG                        60                  -             60           25,300               -      25,300
T Rowe Price Group, Inc.                        540                  -            540           41,613               -      41,613
                                                                                          -----------------------------------------
                                                                                                66,913               -      66,913
                                                                                          ----------------------------------------
Diversified Financial Services - 0.0%
IG Group Holdings PLC                         2,090                  -          2,090           24,184               -      24,184
                                                                                          ----------------------------------------
Insurance - 0.2%
Allstate Corp. (The)                            640                  -            640           43,206               -      43,206
Euler Hermes Group                              410                  -            410           35,241               -      35,241
FNF Group                                     1,480                  -          1,480           51,726               -      51,726
Legal & General Group PLC                    13,186                  -         13,186           45,636               -      45,636
Marsh & McLennan Cos., Inc.(b)                  480                  -            480           31,714               -      31,714
NN Group NV                                   1,050                  -          1,050           35,048               -      35,048
Progressive Corp. (The)                         661                  -            661           22,011               -      22,011
Swiss Re AG                                   1,401                  -          1,401          125,895               -     125,895
Tryg A/S                                        740                  -            740           14,572               -      14,572
                                                                                          ----------------------------------------
                                                                                               405,049               -     405,049
                                                                                          ----------------------------------------
Real Estate Investment Trusts
(REITs) - 0.0%

Ascendas Real Estate Investment Trust        11,900                  -         11,900           19,783               -      19,783
HCP, Inc.                                     1,271                  -          1,271           41,778               -      41,778
                                                                                          ----------------------------------------
                                                                                                61,561               -      61,561
                                                                                          ----------------------------------------
Real Estate Management
  & Development - 0.0%

Daito Trust Construction Co., Ltd.              300                  -            300           43,467               -      43,467
                                                                                          ----------------------------------------

                                                                                             1,260,229               -   1,260,229
                                                                                          ----------------------------------------
Information Technology - 0.3%
Communications Equipment - 0.0%
Cisco Systems, Inc.                           2,290                  -          2,290           66,525               -      66,525
                                                                                          ----------------------------------------
Internet Software & Services - 0.0%
Moneysupermarket.com Group PLC                5,260                  -          5,260           25,196               -      25,196
                                                                                          ----------------------------------------
IT Services - 0.1%
Amadeus IT Holding SA - Class A                 640                  -            640           29,631               -      29,631
Amdocs Ltd.                                     850                  -            850           49,292               -      49,292
Booz Allen Hamilton Holding Corp.             1,010                  -          1,010           29,563               -      29,563
CGI Group, Inc. - Class A(c)                    370                  -            370           17,304               -      17,304
Fidelity National Information
  Services, Inc.(b)                             410                  -            410           30,451               -      30,451
Fiserv, Inc.(b) (c)                             190                  -            190           20,013               -      20,013
International Business Machines Corp.           268                  -            268           41,202               -      41,202
Paychex, Inc.                                 1,558                  -          1,558           84,475               -      84,475
SCSK Corp.                                      900                  -            900           33,798               -      33,798
Total System Services, Inc.                     590                  -            590           31,683               -      31,683
Vantiv, Inc. - Class A(c)                       620                  -            620           33,337               -      33,337
                                                                                          ----------------------------------------
                                                                                               400,749               -     400,749
                                                                                          ----------------------------------------
Semiconductors &
Semiconductor Equipment - 0.1%

Intel Corp.                                     666                  -            666           21,039               -      21,039
Linear Technology Corp.                       1,339                  -          1,339           63,361               -      63,361
Texas Instruments, Inc.                         693                  -            693           41,996               -      41,996
                                                                                          ----------------------------------------
                                                                                               126,396               -     126,396
                                                                                          ----------------------------------------
Software - 0.1%
CA, Inc.                                        670                  -            670           21,654               -      21,654
Microsoft Corp.                               2,629                  -          2,629          139,337               -     139,337
NICE-Systems Ltd.                               300                  -            300           19,239               -      19,239
Oracle Corp.                                    900                  -            900           36,180               -      36,180
Oracle Corp. Japan                              400                  -            400           21,156               -      21,156
Sage Group PLC (The)                          1,390                  -          1,390           12,326               -      12,326
                                                                                          ----------------------------------------
                                                                                               249,892               -     249,892
                                                                                          ----------------------------------------
Technology Hardware, Storage
  & Peripherals - 0.0%

Apple, Inc.                                     779                  -            779           77,791               -      77,791
HP, Inc.                                      3,537                  -          3,537           47,325               -      47,325
                                                                                          ----------------------------------------
                                                                                               125,116               -     125,116
                                                                                          ----------------------------------------
                                                                                               993,874               -     993,874
                                                                                          ----------------------------------------
Consumer Staples - 0.3%
Beverages - 0.1%
Coca-Cola Co. (The)                             621                  -            621           27,697               -      27,697
Dr Pepper Snapple Group, Inc.(b)                260                  -            260           23,764               -      23,764
PepsiCo, Inc.(b)                                360                  -            360           36,421               -      36,421
                                                                                          ----------------------------------------
                                                                                                87,882               -      87,882
                                                                                          ----------------------------------------
Food & Staples Retailing - 0.0%
Axfood AB                                       650                  -            650           11,972               -      11,972
Kroger Co. (The)                                470                  -            470           16,807               -      16,807
Lawson, Inc.                                    200                  -            200           15,753               -      15,753
Wm Morrison Supermarkets PLC                 15,007                  -         15,007           43,026               -      43,026
                                                                                          ----------------------------------------
                                                                                                87,558               -      87,558
                                                                                          ----------------------------------------
Food Products - 0.0%
Nestle SA (REG)                                 160                  -            160           11,824               -      11,824
Salmar ASA                                      780                  -            780           23,375               -      23,375
Tyson Foods, Inc. - Class A                     460                  -            460           29,339               -      29,339
                                                                                          ----------------------------------------
                                                                                                64,538               -      64,538
                                                                                          ----------------------------------------
Household Products - 0.0%
Procter & Gamble Co. (The)                      511                  -            511           41,412               -      41,412
Reckitt Benckiser Group PLC                     260                  -            260           25,885               -      25,885
                                                                                          ----------------------------------------
                                                                                                67,297               -      67,297
                                                                                          ----------------------------------------
Tobacco - 0.2%
Altria Group, Inc.(b)                         2,304                  -          2,304          146,626               -     146,626
British American Tobacco PLC                    880                  -            880           53,532               -      53,532
Imperial Brands PLC                           2,039                  -          2,039          110,890               -     110,890
Japan Tobacco, Inc.                           1,600                  -          1,600           63,097               -      63,097
Philip Morris International, Inc.(b)          1,443                  -          1,443          142,396               -     142,396
                                                                                          ----------------------------------------
                                                                                               516,541               -     516,541
                                                                                          ----------------------------------------
                                                                                               823,816               -     823,816
                                                                                          ----------------------------------------
Consumer Discretionary - 0.3%
Automobiles - 0.1%
Daimler AG (REG)                                497                  -            497           33,976               -      33,976
Ford Motor Co.                                3,112                  -          3,112           41,981               -      41,981
Fuji Heavy Industries Ltd.                      700                  -            700           25,926               -      25,926
General Motors Co.                            1,998                  -          1,998           62,497               -      62,497
                                                                                          ----------------------------------------
                                                                                               164,380               -     164,380
                                                                                          ----------------------------------------
Hotels, Restaurants & Leisure - 0.1%
Aristocrat Leisure Ltd.                       2,380                  -          2,380           22,076               -      22,076
Darden Restaurants, Inc.                        651                  -            651           44,157               -      44,157
Domino's Pizza Group PLC                      1,800                  -          1,800           27,494               -      27,494
McDonald's Corp.(b)                             500                  -            500           61,030               -      61,030
Sands China Ltd.                              6,400                  -          6,400           24,412               -      24,412
Tabcorp Holdings Ltd.                         3,850                  -          3,850           12,282               -      12,282
Tatts Group Ltd.                             12,390                  -         12,390           35,219               -      35,219
                                                                                          ----------------------------------------
                                                                                               226,670               -     226,670
                                                                                          ----------------------------------------
Household Durables - 0.0%
Electrolux AB - Class B                       1,544                  -          1,544           41,476               -      41,476
                                                                                          ----------------------------------------
Media - 0.1%
Cineplex, Inc.                                  520                  -            520           20,450               -      20,450
Omnicom Group, Inc.                             440                  -            440           36,665               -      36,665
Regal Entertainment Group - Class A             870                  -            870           18,296               -      18,296
RELX NV                                       1,070                  -          1,070           18,523               -      18,523
Thomson Reuters Corp.                           740                  -            740           31,076               -      31,076
Viacom, Inc. - Class B                          526                  -            526           23,339               -      23,339
Wolters Kluwer NV                               480                  -            480           19,140               -      19,140
WPP PLC                                       1,290                  -          1,290           29,750               -      29,750
                                                                                          ----------------------------------------
                                                                                               197,239               -     197,239
                                                                                          ----------------------------------------
Multiline Retail - 0.0%
Dollar General Corp.(b)                         590                  -            590           53,041               -      53,041
Target Corp.                                    230                  -            230           15,819               -      15,819
                                                                                          ----------------------------------------
                                                                                                68,860               -      68,860
                                                                                          ----------------------------------------
Specialty Retail - 0.0%
Home Depot, Inc. (The)(b)                       220                  -            220           29,067               -      29,067
Ross Stores, Inc.(b)                            450                  -            450           24,030               -      24,030
TJX Cos., Inc. (The)                            510                  -            510           38,821               -      38,821
                                                                                          ----------------------------------------
                                                                                                91,918               -      91,918
                                                                                          ----------------------------------------
Textiles, Apparel & Luxury Goods - 0.0%
Pacific Textiles Holdings Ltd.               13,000                  -         13,000           15,638               -      15,638
                                                                                          ----------------------------------------
                                                                                               806,181               -     806,181
                                                                                          ----------------------------------------
Health Care - 0.2%
Biotechnology - 0.0%
AbbVie, Inc.                                  1,020                  -          1,020           64,188               -      64,188
Amgen, Inc.                                     279                  -            279           44,068               -      44,068
Gilead Sciences, Inc.                           310                  -            310           26,989               -      26,989
                                                                                          ----------------------------------------
                                                                                               135,245               -     135,245
                                                                                          ----------------------------------------
Health Care Providers & Services - 0.0%
Anthem, Inc.(b)                                 210                  -            210           27,753               -      27,753
UnitedHealth Group, Inc.(b)                     837                  -            837          111,882               -     111,882
                                                                                          ----------------------------------------
                                                                                               139,635               -     139,635
                                                                                          ----------------------------------------

Pharmaceuticals - 0.2%
Allergan PLC(c)                                  90                  -             90           21,218               -      21,218
GlaxoSmithKline PLC                           3,890                  -          3,890           81,296               -      81,296
Johnson & Johnson(b)                          1,055                  -          1,055          118,888               -     118,888
Merck & Co., Inc.(b)                            650                  -            650           36,569               -      36,569
Pfizer, Inc.(b)                               2,645                  -          2,645           91,781               -      91,781
Recordati SpA                                   710                  -            710           20,975               -      20,975
Roche Holding AG                                353                  -            353           92,718               -      92,718
Teva Pharmaceutical Industries Ltd.             532                  -            532           27,631               -      27,631
                                                                                          ----------------------------------------
                                                                                               491,076               -     491,076
                                                                                          ----------------------------------------
                                                                                               765,956               -     765,956
                                                                                          ----------------------------------------
Industrials - 0.2%
Aerospace & Defense - 0.0%
Raytheon Co.                                    497                  -            497           64,446               -      64,446
                                                                                          ----------------------------------------
Airlines - 0.0%
Delta Air Lines, Inc.                           270                  -            270           11,734               -      11,734
                                                                                          ----------------------------------------
Construction & Engineering - 0.0%
CIMIC Group Ltd.                              1,276                  -          1,276           34,422               -      34,422
Vinci SA                                        658                  -            658           49,554               -      49,554
                                                                                          ----------------------------------------
                                                                                                83,976               -      83,976
                                                                                          ----------------------------------------
Electrical Equipment - 0.0%
Emerson Electric Co.                            755                  -            755           39,275               -      39,275
                                                                                          ----------------------------------------
Industrial Conglomerates - 0.1%
General Electric Co.                          2,749                  -          2,749           83,103               -      83,103
Siemens AG (REG)                                463                  -            463           49,877               -      49,877
                                                                                          ----------------------------------------
                                                                                               132,980               -     132,980
                                                                                          ----------------------------------------
Machinery - 0.1%
Deere & Co.                                     414                  -            414           34,068               -      34,068
Illinois Tool Works, Inc.                       398                  -            398           42,200               -      42,200
KION Group AG                                   390                  -            390           21,595               -      21,595
                                                                                          ----------------------------------------
                                                                                                97,863               -      97,863
                                                                                          ----------------------------------------
Professional Services - 0.0%
Equifax, Inc.                                   410                  -            410           51,549               -      51,549
Experian PLC                                  1,310                  -          1,310           24,768               -      24,768
                                                                                          ----------------------------------------
                                                                                                76,317               -      76,317
                                                                                          ----------------------------------------
Trading Companies & Distributors - 0.0%
MSC Industrial Direct Co., Inc. - Class A       240                  -            240           17,988               -      17,988
                                                                                          ----------------------------------------
Transportation Infrastructure - 0.0%
Transurban Group                              4,779                  -          4,779           41,548               -      41,548
                                                                                          ----------------------------------------
                                                                                               566,127               -     566,127
                                                                                          ----------------------------------------
Telecommunication Services - 0.1%
Diversified Telecommunication
Services - 0.1%

BCE, Inc.                                     1,334                  -          1,334           61,494               -      61,494
Bezeq The Israeli
  Telecommunication Corp., Ltd.               8,027                  -          8,027           15,508               -      15,508

Frontier Communications Corp.                 8,126                  -          8,126           42,011               -      42,011
HKT Trust & HKT Ltd. - Class SS              21,000                  -         21,000           30,429               -      30,429
Nippon Telegraph & Telephone Corp.              700                  -            700           30,636               -      30,636
Verizon Communications, Inc.(b)               2,441                  -          2,441          124,247               -     124,247
                                                                                          ----------------------------------------
                                                                                               304,325               -     304,325
                                                                                          ----------------------------------------
Wireless Telecommunication
Services - 0.0%
NTT DOCOMO, Inc.                              2,400                  -          2,400           59,961               -      59,961
Vodafone Group PLC                           12,455                  -         12,455           41,596               -      41,596
                                                                                          ----------------------------------------
                                                                                               101,557               -     101,557
                                                                                          ----------------------------------------
                                                                                               405,882               -     405,882
                                                                                          ----------------------------------------
Energy - 0.1%
Energy Equipment & Services - 0.0%
Schlumberger Ltd.                               230                  -            230           17,549               -      17,549
                                                                                          ----------------------------------------
Oil, Gas & Consumable Fuels - 0.1%
Chevron Corp.                                   411                  -            411           41,511               -      41,511
Exxon Mobil Corp.(b)                          1,203                  -          1,203          107,091               -     107,091
Royal Dutch Shell PLC - Class A               1,606                  -          1,606           38,557               -      38,557
Royal Dutch Shell PLC - Class B               1,370                  -          1,370           32,889               -      32,889
Statoil ASA                                   4,090                  -          4,090           64,656               -      64,656
TOTAL SA                                        630                  -            630           30,554               -      30,554
TransCanada Corp.                             1,702                  -          1,702           70,528               -      70,528
                                                                                          ----------------------------------------
                                                                                               385,786               -     385,786
                                                                                          ----------------------------------------
                                                                                               403,335               -     403,335
                                                                                          ----------------------------------------
Utilities - 0.1%
Electric Utilities - 0.1%
Entergy Corp.                                   809                  -            809           61,419               -      61,419
Fortum Oyj                                    1,405                  -          1,405           21,069               -      21,069
Southern Co. (The)                              801                  -            801           39,601               -      39,601
Terna Rete Elettrica Nazionale SpA           15,728                  -         15,728           87,259               -      87,259
                                                                                          ----------------------------------------
                                                                                               209,348               -     209,348
                                                                                          ----------------------------------------
Multi-Utilities - 0.0%
Consolidated Edison, Inc.                       537                  -            537           39,341               -      39,341
Engie SA                                      1,373                  -          1,373           21,166               -      21,166
                                                                                          ----------------------------------------
                                                                                                60,507               -      60,507
                                                                                          ----------------------------------------
                                                                                               269,855               -     269,855
                                                                                          ----------------------------------------
Materials - 0.1%
Chemicals - 0.1%
Dow Chemical Co. (The)                        1,676                  -          1,676           86,079               -      86,079
LyondellBasell Industries NV - Class A          594                  -            594           48,328               -      48,328
Sherwin-Williams Co. (The)(b)                    40                  -             40           11,644               -      11,644
                                                                                          ----------------------------------------
                                                                                               146,051               -     146,051
                                                                                          ----------------------------------------
Containers & Packaging - 0.0%
Amcor Ltd./Australia                          2,060                  -          2,060           24,202               -      24,202
Bemis Co., Inc.                                 480                  -            480           24,163               -      24,163
                                                                                          ----------------------------------------
                                                                                                48,365               -      48,365
                                                                                          ----------------------------------------
Metals & Mining - 0.0%
BHP Billiton Ltd.                             1,522                  -          1,522           20,524               -      20,524
                                                                                          ----------------------------------------
Paper & Forest Products - 0.0%
UPM-Kymmene Oyj                               2,185                  -          2,185           42,042               -      42,042
                                                                                          ----------------------------------------
                                                                                               256,982               -     256,982
                                                                                          ----------------------------------------
Total Common Stocks                                                                          6,552,237               -   6,552,237
                                                                                          ----------------------------------------
(cost $6,186,344)

PREFERRED STOCKS - 0.5%
Retail - 0.2%
Regional Mall - 0.0%
Pennsylvania Real Estate
  Investment Trust
   7.38%                                      2,000                  -          2,000           51,600               -      51,600
                                                                                          ----------------------------------------
Shopping Center/Other Retail - 0.2%
CBL & Associates Properties, Inc.
   6.63%                                      1,100                  -          1,100           26,653               -      26,653
Cedar Realty Trust, Inc.
Series B
   7.25%                                      2,000                  -          2,000           52,620               -      52,620
DDR Corp.
   6.50%                                        400                  -            400           10,308               -      10,308
DDR Corp.
Series K
   6.25%                                      1,400                  -          1,400           36,848               -      36,848
Kimco Realty Corp.
Series K
   5.63%                                      1,800                  -          1,800           46,872               -      46,872
National Retail Properties, Inc.
Series D
   6.63%                                      1,400                  -          1,400           36,302               -      36,302
Realty Income Corp.
   6.63%                                      1,400                  -          1,400           36,792               -      36,792
Regency Centers Corp.
   6.00%                                        800                  -            800           21,128               -      21,128
Retail Properties of America, Inc.
   7.00%                                      2,000                  -          2,000           52,500               -      52,500
Saul Centers, Inc.
   6.88%                                      1,100                  -          1,100           28,952               -      28,952
Taubman Centers, Inc.
   6.50%                                      1,400                  -          1,400           36,442               -      36,442
Urstadt Biddle Properties, Inc.
   7.13%                                      1,500                  -          1,500           39,225               -      39,225
                                                                                          ----------------------------------------
                                                                                               424,642               -     424,642
                                                                                          ----------------------------------------
                                                                                               476,242               -     476,242
                                                                                          ----------------------------------------
Equity: Other - 0.1%
Diversified/Specialty - 0.1%
CoreSite Realty Corp.
   7.25%                                      2,000                  -          2,000           53,200               -      53,200
Digital Realty Trust, Inc.
   7.38%                                      1,100                  -          1,100           30,525               -      30,525
EPR Properties
   6.63%                                      2,200                  -          2,200           58,234               -      58,234
First Potomac Realty Trust
   7.75%                                        206                  -            206            5,232               -       5,232
Gramercy Property Trust
   7.13%                                      1,200                  -          1,200           32,142               -      32,142
Public Storage
   0.00%                                        600                  -            600           15,000               -      15,000
Public Storage
   5.38%                                        850                  -            850           22,075               -      22,075
Summit Hotel Properties, Inc.
   7.88%                                      1,500                  -          1,500           38,820               -      38,820
                                                                                          ----------------------------------------
                                                                                               255,228               -     255,228
                                                                                          ----------------------------------------
Health Care - 0.0%
Sabra Health Care REIT, Inc.
Series A
   7.13%                                      2,100                  -          2,100           54,915               -      54,915
                                                                                          ----------------------------------------
                                                                                               310,143               -     310,143
                                                                                          ----------------------------------------
Office - 0.1%
Office - 0.1%
Alexandria Real Estate Equities, Inc.
   6.45%                                      2,200                  -          2,200           57,464               -      57,464
Brandywine Realty Trust
Series E
   6.90%                                      2,000                  -          2,000           52,000               -      52,000
Corporate Office Properties Trust
   7.38%                                        700                  -            700           18,137               -      18,137
Kilroy Realty Corp.
Series H
   6.38%                                      1,500                  -          1,500           38,625               -      38,625
PS Business Parks, Inc.
   5.70%                                      1,000                  -          1,000           25,970               -      25,970
PS Business Parks, Inc.
   6.00%                                        800                  -            800           20,936               -      20,936
SL Green Realty Corp.
   6.50%                                      1,800                  -          1,800           47,124               -      47,124
Vornado Realty Trust
   5.40%                                        800                  -            800           20,480               -      20,480
Vornado Realty Trust
Series K
   5.70%                                        800                  -            800           20,704               -      20,704
                                                                                          ----------------------------------------
                                                                                               301,440               -     301,440
                                                                                          ----------------------------------------

Lodging - 0.1%
Lodging - 0.1%
Chesapeake Lodging Trust
   7.75%                                      1,800                  -          1,800           47,106               -      47,106
Hersha Hospitality Trust
   6.50%                                        700                  -            700           17,367               -      17,367
Hersha Hospitality Trust
Series C
   6.88%                                      1,100                  -          1,100           28,776               -      28,776
LaSalle Hotel Properties
   6.30%                                        800                  -            800           20,152               -      20,152
LaSalle Hotel Properties
   6.38%                                      1,400                  -          1,400           35,532               -      35,532
Pebblebrook Hotel Trust
   6.50%                                      1,500                  -          1,500           38,700               -      38,700
Sunstone Hotel Investors, Inc.
   6.45%                                      1,425                  -          1,425           37,157               -      37,157
Sunstone Hotel Investors, Inc.
   6.95%                                        475                  -            475           12,697               -      12,697
                                                                                          ----------------------------------------
                                                                                               237,487               -     237,487
                                                                                          ----------------------------------------
Industrials - 0.0%
Industrial Warehouse
Distribution - 0.0%
Monmouth Real Estate
  Investment Corp.
   7.88%                                      1,800                  -          1,800           47,034               -      47,034
STAG Industrial, Inc.
   6.63%                                      2,200                  -          2,200           56,958               -      56,958
Terreno Realty Corp.
   7.75%                                      1,400                  -          1,400           37,100               -      37,100
                                                                                          ----------------------------------------
                                                                                               141,092               -     141,092
                                                                                          ----------------------------------------
Residential - 0.0%
Multi-Family - 0.0%
Apartment Investment & Management Co.
   6.88%                                      2,000                  -          2,000           55,500               -      55,500
Equity LifeStyle Properties, Inc.
   6.75%                                      1,400                  -          1,400           36,470               -      36,470
Sun Communities, Inc.
   7.13%                                      1,300                  -          1,300           34,391               -      34,391
                                                                                          ----------------------------------------
                                                                                               126,361               -     126,361
                                                                                          ----------------------------------------
Total Preferred Stocks                                                                       1,592,765               -   1,592,765
                                                                                          ----------------------------------------
(cost $1,583,956)

                                             Principal      Principal      Principal
                                              Amount         Amount         Amount
                                               (000)         (000)          (000)
                                            ----------------------------------------------

EMERGING MARKETS - SOVEREIGNS - 0.1%
Angola - 0.1%
Angolan Government International Bond
9.50%, 11/12/25 (d)                       U.S. $200                  -            200          194,500               -     194,500
                                                                                          ----------------------------------------
Venezuela - 0.0%
Venezuela Government International Bond
7.65%, 4/21/25 (d)                              498                  -            498          179,902               -     179,902
                                                                                          ----------------------------------------
Total Emerging Markets - Sovereigns                                                            374,402               -     374,402
                                                                                          ----------------------------------------
 (cost $371,840)

EMERGING MARKETS - TREASURIES - 0.1%
Brazil - 0.1%
Brazil Notas do Tesouro Nacional
Series F
10.00%, 1/01/27                           BRL   825                  -            825          191,391               -     191,391
                                                                                          ----------------------------------------
(cost  $181,011)

GOVERNMENTS - SOVEREIGN AGENCIES - 0.1%
Brazil - 0.1%
Petrobras Global Finance BV
6.25%, 3/17/24                            U.S. $223                  -            223          187,476               -     187,476
                                                                                          ----------------------------------------
(cost  $181,091)

GOVERNMENTS - TREASURIES - 0.1%
Turkey - 0.1%
Turkey Government Bond
10.60%, 2/11/26                           TRY   491                  -            491          175,052               -     175,052
                                                                                          ----------------------------------------
(cost  $179,345)



                                             Shares         Shares         Shares
                                            ----------------------------------------------

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.
  - Government STIF Portfolio, 0.41%(a)(e)  1,230,122                -      1,230,122        1,230,122               -   1,230,122
                                                                                             -------------------------------------
(cost  $1,230,122)


                                            Principal       Principal       Principal
                                             Amount          Amount          Amount
                                              (000)          (000)           (000)
                                            -----------------------------------------------
U.S. TREASURY BILLS - 0.0%
U.S. Treasury Bill
Zero Coupon, 8/11/16                      U.S.$  10                  -             10           9,995               -        9,995
                                                                                          ----------------------------------------
(cost  $9,995)

Total Short-Term Investments                                                                1,240,117               -    1,240,117
                                                                                          ----------------------------------------
(cost $1,240,117)

Total Investments - 100.0%                                                                 18,179,721     289,072,097  307,251,818
                                                                                          ----------------------------------------
(cost $290,768,041)

Other assets less liabilities - 0.0%                                                          400,022        (330,322)      69,700
Net Assets - 100.0%                                                                       $18,579,743     288,741,775  307,321,518
                                                                                          ----------------------------------------



FUTURES
----------------------------------------

AB All Market Income Portfolio
----------------------------------------

                                           Number                                               Value at       Unrealized
                                             of           Expiration         Original           May 31,      Appreciation/
Type                                     Contracts           Month            Value              2016       (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Purchased Contracts
10 Yr Australian Bond Futures                  3         June 2016           $    281,296    $   288,129      $    6,833
Euro STOXX 50 Index Futures                    8         June 2016                264,042        271,754           7,712
FTSE 100 Index Futures                         2         June 2016                176,524        180,160           3,636
S&P 500 E-Mini Futures                         8         June 2016                798,550        837,960          39,410
TOPIX Index Futures                            1         June 2016                120,962        124,351           3,389
U.S. T-Note 10 Yr (CBT) Futures                1      September 2016              129,651        129,688              37

Sold Contracts
Mini MSCI EAFE Futures                        19         June 2016              1,540,579      1,577,475         (36,896)
Mini S&P TSX 60 Index Futures                  3         June 2016                 88,907         93,774          (4,867)
S&P 500 E-Mini Index Futures                  17         June 2016              1,679,225      1,780,665        (101,440)
                                                                                                              -----------
                                                                                                              $  (82,186)
                                                                                                              -----------


Pro-Forma Combined Portfolio
---------------------------------------

                                            Number                                              Value at       Unrealized
                                              of        Expiration             Original          May 31,      Appreciation/
Type                                      Contracts       Month                 Value             2016       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Purchased Contracts
10 Yr Australian Bond Futures                  3        June 2016            $   281,296     $  288,129      $    6,833
Euro STOXX 50 Index Futures                    8        June 2016                264,042        271,754           7,712
FTSE 100 Index Futures                         2        June 2016                176,524        180,160           3,636
S&P 500 E-Mini Futures                         8        June 2016                798,550        837,960          39,410
TOPIX Index Futures                            1        June 2016                120,962        124,351           3,389
U.S. T-Note 10 Yr (CBT) Futures                1     September 2016              129,651        129,688              37

Sold Contracts
Mini MSCI EAFE Futures                        19        June 2016              1,540,579      1,577,475         (36,896)
Mini S&P TSX 60 Index Futures                  3        June 2016                 88,907         93,774          (4,867)
S&P 500 E-Mini Index Futures                  17        June 2016              1,679,225      1,780,665        (101,440)
                                                                                                             -----------
                                                                                                              $ (82,186)
                                                                                                             -----------


FORWARD CURRENCY EXCHANGE CONTRACTS
------------------------------------------------------

AB All Market Income Portfolio
------------------------------------------------------

                                           Contracts to                  In Exchange                                Unrealized
                                             Deliver                         For                Settlement          Appreciation/
Counterparty                                  (000)                         (000)                  Date            (Depreciation)
-----------------------------            -----------------             --------------           ----------         --------------
Bank of America, NA                     GBP             255           USD            370        7/1/2016        $       339
Barclays Bank PLC                       KRW         334,704           USD            276        6/17/2016            (4,879)
Barclays Bank PLC                       MXN           4,539           USD            253        6/17/2016             7,347
Barclays Bank PLC                       TWD          19,981           USD            607        6/17/2016            (5,362)
Barclays Bank PLC                       USD             514           INR         35,159        6/17/2016             7,066
Barclays Bank PLC                       PHP           4,116           USD             87        9/20/2016               (42)
Deutsche Bank AG                        USD             225           BRL            809        7/5/2016             (3,187)
Goldman Sachs Bank International        USD             270           JPY         30,093        6/17/2016             2,268
Goldman Sachs Bank International        CLP          43,648           USD             64        9/20/2016             1,251
Goldman Sachs Bank International        USD              17           COP         51,089        9/20/2016              (560)
Standard Chartered Bank                 CLP         127,554           USD            185        6/17/2016             1,164
Standard Chartered Bank                 USD             333           IDR      4,457,238        6/17/2016            (6,672)
Standard Chartered Bank                 USD             291           PEN          1,019        6/17/2016            10,618
State Street Bank & Trust Co.           AUD              53           USD             39        6/17/2016               337
State Street Bank & Trust Co.           CAD             120           USD             93        6/17/2016             1,543
State Street Bank & Trust Co.           CAD             349           USD            261        6/17/2016            (4,986)
State Street Bank & Trust Co.           CHF             501           USD            508        6/17/2016             3,582
State Street Bank & Trust Co.           EUR             120           USD            135        6/17/2016             1,698
State Street Bank & Trust Co.           EUR             114           USD            126        6/17/2016              (839)
State Street Bank & Trust Co.           GBP              32           USD             47        6/17/2016               224
State Street Bank & Trust Co.           GBP             268           USD            381        6/17/2016            (7,125)
State Street Bank & Trust Co.           HKD             569           USD             73        6/17/2016                78
State Street Bank & Trust Co.           ILS             213           USD             56        6/17/2016             1,084
State Street Bank & Trust Co.           ILS             390           USD            100        6/17/2016            (1,204)
State Street Bank & Trust Co.           INR           2,547           USD             38        6/17/2016               284
State Street Bank & Trust Co.           JPY          14,440           USD            134        6/17/2016             3,322
State Street Bank & Trust Co.           JPY          10,882           USD             97        6/17/2016            (1,770)
State Street Bank & Trust Co.           MXN             682           USD             37        6/17/2016               314
State Street Bank & Trust Co.           MYR             531           USD            128        6/17/2016              (577)
State Street Bank & Trust Co.           NOK             100           USD             12        6/17/2016               243
State Street Bank & Trust Co.           NOK           2,707           USD            316        6/17/2016            (7,906)
State Street Bank & Trust Co.           NZD             296           USD            203        6/17/2016             2,236
State Street Bank & Trust Co.           SEK             980           USD            115        6/17/2016            (2,071)
State Street Bank & Trust Co.           SGD              13           USD              9        6/17/2016                29
State Street Bank & Trust Co.           SGD              19           USD             14        6/17/2016              (104)
State Street Bank & Trust Co.           USD              35           AUD             47        6/17/2016              (906)
State Street Bank & Trust Co.           USD             212           CAD            276        6/17/2016            (2,092)
State Street Bank & Trust Co.           USD             230           CHF            224        6/17/2016            (5,277)
State Street Bank & Trust Co.           USD               9           DKK             58        6/17/2016                70
State Street Bank & Trust Co.           USD               5           DKK             35        6/17/2016               (94)
State Street Bank & Trust Co.           USD             436           EUR            395        6/17/2016             2,811
State Street Bank & Trust Co.           USD             450           EUR            397        6/17/2016            (8,055)
State Street Bank & Trust Co.           USD              47           GBP             33        6/17/2016               921
State Street Bank & Trust Co.           USD              57           GBP             39        6/17/2016              (128)
State Street Bank & Trust Co.           USD              33           HKD            259        6/17/2016               (70)
State Street Bank & Trust Co.           USD             102           ILS            390        6/17/2016            (1,182)
State Street Bank & Trust Co.           USD             449           JPY         50,608        6/17/2016             8,612
State Street Bank & Trust Co.           USD              21           JPY          2,236        6/17/2016              (592)
State Street Bank & Trust Co.           USD             137           MYR            531        6/17/2016            (8,426)
State Street Bank & Trust Co.           USD              96           NOK            789        6/17/2016            (1,903)
State Street Bank & Trust Co.           USD             199           NZD            296        6/17/2016             1,316
State Street Bank & Trust Co.           USD               3           NZD              4        6/17/2016                (3)
State Street Bank & Trust Co.           USD             250           SEK          2,117        6/17/2016             3,544
State Street Bank & Trust Co.           USD             134           SEK          1,093        6/17/2016            (3,141)
State Street Bank & Trust Co.           USD               9           SGD             13        6/17/2016                 6
State Street Bank & Trust Co.           USD              14           SGD             19        6/17/2016              (202)
State Street Bank & Trust Co.           USD               8           EUR              7        7/15/2016                 7
State Street Bank & Trust Co.           AUD             197           USD            144        9/20/2016             1,949
State Street Bank & Trust Co.           AUD             234           USD            167        9/20/2016            (1,423)
State Street Bank & Trust Co.           CHF             272           USD            278        9/20/2016             3,011
State Street Bank & Trust Co.           GBP              62           USD             91        9/20/2016               793
State Street Bank & Trust Co.           NOK             962           USD            115        9/20/2016                 5
State Street Bank & Trust Co.           SEK           2,694           USD            325        9/20/2016               774
State Street Bank & Trust Co.           USD              55           CAD             72        9/20/2016               169
State Street Bank & Trust Co.           USD              67           CAD             87        9/20/2016              (757)
State Street Bank & Trust Co.           USD             206           JPY         22,521        9/20/2016            (1,669)
State Street Bank & Trust Co.           USD             383           NZD            571        9/20/2016             1,989
                                                                                                             ---------------
                                                                                                              $     (12,200)
                                                                                                             ---------------


Pro-Forma Combined Portfolio
----------------------------------------------------

                                           Contracts to                     In Exchange                                Unrealized
                                             Deliver                            For              Settlement         Appreciation/
Counterparty                                  (000)                            (000)                 Date           (Depreciation)
------------------------------          -------------------              ------------------       ----------         -------------

Bank of America, NA                     GBP              255             USD            370       7/1/2016           $        339
Barclays Bank PLC                       KRW          334,704             USD            276       6/17/2016                (4,879)
Barclays Bank PLC                       MXN            4,539             USD            253       6/17/2016                 7,347
Barclays Bank PLC                       TWD           19,981             USD            607       6/17/2016                (5,362)
Barclays Bank PLC                       USD              514             INR         35,159       6/17/2016                 7,066
Barclays Bank PLC                       PHP            4,116             USD             87       9/20/2016                   (42)
Deutsche Bank AG                        USD              225             BRL            809       7/5/2016                 (3,187)
Goldman Sachs Bank International        USD              270             JPY         30,093       6/17/2016                 2,268
Goldman Sachs Bank International        CLP           43,648             USD             64       9/20/2016                 1,251
Goldman Sachs Bank International        USD               17             COP         51,089       9/20/2016                  (560)
Standard Chartered Bank                 CLP          127,554             USD            185       6/17/2016                 1,164
Standard Chartered Bank                 USD              333             IDR      4,457,238       6/17/2016                (6,672)
Standard Chartered Bank                 USD              291             PEN          1,019       6/17/2016                10,618
State Street Bank & Trust Co.           AUD               53             USD             39       6/17/2016                   337
State Street Bank & Trust Co.           CAD              120             USD             93       6/17/2016                 1,543
State Street Bank & Trust Co.           CAD              349             USD            261       6/17/2016                (4,986)
State Street Bank & Trust Co.           CHF              501             USD            508       6/17/2016                 3,582
State Street Bank & Trust Co.           EUR              120             USD            135       6/17/2016                 1,698
State Street Bank & Trust Co.           EUR              114             USD            126       6/17/2016                  (839)
State Street Bank & Trust Co.           GBP               32             USD             47       6/17/2016                   224
State Street Bank & Trust Co.           GBP              268             USD            381       6/17/2016                (7,125)
State Street Bank & Trust Co.           HKD              569             USD             73       6/17/2016                    78
State Street Bank & Trust Co.           ILS              213             USD             56       6/17/2016                 1,084
State Street Bank & Trust Co.           ILS              390             USD            100       6/17/2016                (1,204)
State Street Bank & Trust Co.           INR            2,547             USD             38       6/17/2016                   284
State Street Bank & Trust Co.           JPY           14,440             USD            134       6/17/2016                 3,322
State Street Bank & Trust Co.           JPY           10,882             USD             97       6/17/2016                (1,770)
State Street Bank & Trust Co.           MXN              682             USD             37       6/17/2016                   314
State Street Bank & Trust Co.           MYR              531             USD            128       6/17/2016                  (577)
State Street Bank & Trust Co.           NOK              100             USD             12       6/17/2016                   243
State Street Bank & Trust Co.           NOK            2,707             USD            316       6/17/2016                (7,906)
State Street Bank & Trust Co.           NZD              296             USD            203       6/17/2016                 2,236
State Street Bank & Trust Co.           SEK              980             USD            115       6/17/2016                (2,071)
State Street Bank & Trust Co.           SGD               13             USD              9       6/17/2016                    29
State Street Bank & Trust Co.           SGD               19             USD             14       6/17/2016                  (104)
State Street Bank & Trust Co.           USD               35             AUD             47       6/17/2016                  (906)
State Street Bank & Trust Co.           USD              212             CAD            276       6/17/2016                (2,092)
State Street Bank & Trust Co.           USD              230             CHF            224       6/17/2016                (5,277)
State Street Bank & Trust Co.           USD                9             DKK             58       6/17/2016                    70
State Street Bank & Trust Co.           USD                5             DKK             35       6/17/2016                   (94)
State Street Bank & Trust Co.           USD              436             EUR            395       6/17/2016                 2,811
State Street Bank & Trust Co.           USD              450             EUR            397       6/17/2016                (8,055)
State Street Bank & Trust Co.           USD               47             GBP             33       6/17/2016                   921
State Street Bank & Trust Co.           USD               57             GBP             39       6/17/2016                  (128)
State Street Bank & Trust Co.           USD               33             HKD            259       6/17/2016                   (70)
State Street Bank & Trust Co.           USD              102             ILS            390       6/17/2016                (1,182)
State Street Bank & Trust Co.           USD              449             JPY         50,608       6/17/2016                 8,612
State Street Bank & Trust Co.           USD               21             JPY          2,236       6/17/2016                  (592)
State Street Bank & Trust Co.           USD              137             MYR            531       6/17/2016                (8,426)
State Street Bank & Trust Co.           USD               96             NOK            789       6/17/2016                (1,903)
State Street Bank & Trust Co.           USD              199             NZD            296       6/17/2016                 1,316
State Street Bank & Trust Co.           USD                3             NZD              4       6/17/2016                    (3)
State Street Bank & Trust Co.           USD              250             SEK          2,117       6/17/2016                 3,544
State Street Bank & Trust Co.           USD              134             SEK          1,093       6/17/2016                (3,141)
State Street Bank & Trust Co.           USD                9             SGD             13       6/17/2016                     6
State Street Bank & Trust Co.           USD               14             SGD             19       6/17/2016                  (202)
State Street Bank & Trust Co.           USD                8             EUR              7       7/15/2016                     7
State Street Bank & Trust Co.           AUD              197             USD            144       9/20/2016                 1,949
State Street Bank & Trust Co.           AUD              234             USD            167       9/20/2016                (1,423)
State Street Bank & Trust Co.           CHF              272             USD            278       9/20/2016                 3,011
State Street Bank & Trust Co.           GBP               62             USD             91       9/20/2016                   793
State Street Bank & Trust Co.           NOK              962             USD            115       9/20/2016                     5
State Street Bank & Trust Co.           SEK            2,694             USD            325       9/20/2016                   774
State Street Bank & Trust Co.           USD               55             CAD             72       9/20/2016                   169
State Street Bank & Trust Co.           USD               67             CAD             87       9/20/2016                  (757)
State Street Bank & Trust Co.           USD              206             JPY         22,521       9/20/2016                (1,669)
State Street Bank & Trust Co.           USD              383             NZD            571       9/20/2016                 1,989
                                                                                                                   ---------------
                                                                                                                    $     (12,200)
                                                                                                                   --------------


CALL OPTIONS WRITTEN
---------------------------------------

AB All Market Income Portfolio
---------------------------------------

                                                      Exercise            Expiration         Premiums
Description                     Contracts              Price                Month            Received        U.S. $ Value
------------------------        ---------         -----------------     ------------       ----------        ------------

Euro STOXX 50 Index (f)             100           EUR       3,075.00      July 2016         $   8,597         $   (8,549)
FTSE 100 Index (f)                   30           GBP       6,275.00      July 2016             5,162             (5,162)
S&P 500 Index (g)                     6             $       2,105.00      July 2016            16,482            (16,494)
S&P ASX 200 Index (f)                10           AUD       5,325.00      June 2016               698               (683)
S&P TSX 60 Index (f)                130           CAD            820      June 2016               889               (686)
                                                                                         -------------------------------
                                                                                            $  31,828         $  (31,574)
                                                                                         -------------------------------


Pro-Forma Combined Portfolio
--------------------------------------

                                                       Exercise             Expiration        Premiums
Description                     Contracts               Price                  Month          Received        U.S. $ Value
------------------------        ---------         -----------------        ------------      ----------       ------------

Euro STOXX 50 Index (f)              100           EUR       3,075.00      July 2016        $    8,597        $    (8,549)
FTSE 100 Index (f)                    30           GBP       6,275.00      July 2016             5,162             (5,162)
S&P 500 Index (g)                      6             $       2,105.00      July 2016            16,482            (16,494)
S&P ASX 200 Index (f)                 10           AUD       5,325.00      June 2016               698               (683)
S&P TSX 60 Index (f)                 130           CAD            820      June 2016               889               (686)
                                                                                            -----------------------------
                                                                                            $   31,828        $   (31,574)
                                                                                            -----------------------------

PUT OPTIONS WRITTEN
---------------------------------------

AB All Market Income Portfolio
--------------------------------------

                                                       Exercise             Expiration         Premiums
Description                     Contracts               Price                  Month           Received         U.S. $ Value
------------------------        ---------         -----------------        ------------       ----------        ------------


Nikkei 225 Index (f)               1,000          JPY       16,875.00      July 2016       $    5,356           $    (6,462)



Pro-Forma Combined Portfolio
--------------------------------------

                                                       Exercise             Expiration         Premiums
Description                     Contracts               Price                  Month           Received         U.S. $ Value
------------------------        ---------         -----------------        ------------       ----------        ------------

Nikkei 225 Index (f)               1,000           JPY      16,875.00      July 2016        $   5,356           $   (6,462)


CURRENCY OPTIONS WRITTEN
----------------------------------------

AB All Market Income Portfolio
----------------------------------------

                                     Exercise         Expiration             Contracts          Premiums
Description                           Price              Date                  (000)            Received       U.S. $ Value
-----------------------             --------          ----------              --------          ---------      ------------
Put - GBP vs. USD                   GBP 1.390          7/1/2016               GBP 1,382          $  19,200     $   (20,020)

Pro-Forma Combined Portfolio
------------------------------------

                                     Exercise         Expiration             Contracts          Premiums
Description                           Price              Date                  (000)            Received      U.S. $ Value
----------------------             --------          ----------              --------          ---------      ------------
Put - GBP vs. USD                   GBP 1.390          7/1/2016              GBP 1,382          $   19,200    $   (20,020)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS
------------------------------------------

AB All Market Income Portfolio
------------------------------------------

                                                Fixed         Implied
                                                 Rate         Credit                Notional                         Unrealized
Clearing Broker/(Exchange)                      (Pay)        Spread at               Amount           Market        Appreciation/
& Referenced Obligation                        Receive      May 31, 2016             (000)             Value       (Depreciation)
-------------------------                      --------     ------------            --------         ---------      ------------
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20**   5.00%         4.06%                 $    168        $    7,903         $  10,856
CDX-NAIG Series 25, 5 Year Index, 12/20/20**   1.00          0.83                       510             4,713             8,335
                                                                                                  -----------------------------
                                                                                                   $   12,616         $  19,191
                                                                                                  -----------------------------

** Termination date

Pro-Forma Combined Portfolio
------------------------------------------

                                                 Fixed         Implied
                                                  Rate          Credit               Notional                        Unrealized
Clearing Broker/(Exchange)                       (Pay)         Spread at              Amount           Market      Appreciation/
& Referenced Obligation                         Receive       May 31, 2016            (000)            Value      (Depreciation)
-------------------------                      --------     ------------            --------         ---------     ------------
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20**    5.00%       4.06%                  $   168            $  7,903      $    10,856
CDX-NAIG Series 25, 5 Year Index, 12/20/20**    1.00        0.83                       510               4,713            8,335
                                                                                                      -------------------------
                                                                                                      $ 12,616      $    19,191
                                                                                                      -------------------------

** Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS


                                                                                           Rate Type
AB All Market Income Portfolio                                                      ------------------------
-------------------------------------                                               Payments       Payments
                                                  Notional                            made         received           Unrealized
                                                   Amount         Termination        by the         by the           Appreciation/
Clearing Broker/(Exchange)                         (000)             Date             Fund           Fund           (Depreciation)
-------------------------------------             -------         ----------      ----------      ----------        --------------
Morgan Stanley & Co., LLC/(CME Group)           $         310      8/21/2020       3 Month LIBOR         1.62%       $     6,020
Morgan Stanley & Co., LLC/(CME Group)         JPY      18,790      12/22/2024          0.52%         6 Month LIBOR        (7,258)
Morgan Stanley & Co., LLC/(CME Group)           $         170      12/22/2024      3 Month LIBOR         2.34%            11,807
Morgan Stanley & Co., LLC/(CME Group)         JPY      10,630      1/14/2025           0.48%         6 Month LIBOR        (3,732)
Morgan Stanley & Co., LLC/(CME Group)           $         230      1/28/2025       3 Month LIBOR         1.98%             8,568
Morgan Stanley & Co., LLC/(CME Group)         GBP         180       2/4/2025       6 Month LIBOR         1.62%             5,390
Morgan Stanley & Co., LLC/(CME Group)         JPY      10,450       2/6/2025           0.55%         6 Month LIBOR        (4,280)
Morgan Stanley & Co., LLC/(CME Group)           $         610      2/11/2025       3 Month LIBOR         2.08%            27,552
Morgan Stanley & Co., LLC/(CME Group)         CAD          90       3/3/2025        3 Month CDOR         1.89%             2,717
Morgan Stanley & Co., LLC/(CME Group)         EUR          10      6/30/2025           1.28%        6 Month EURIBOR       (1,032)
Morgan Stanley & Co., LLC/(CME Group)         GBP         140       7/6/2025       6 Month LIBOR         2.13%            13,399
Morgan Stanley & Co., LLC/(CME Group)         CHF         110       8/3/2025           0.32%         6 Month LIBOR        (5,900)
Morgan Stanley & Co., LLC/(CME Group)         GBP         120       8/5/2025       6 Month LIBOR         2.07%            10,389
Morgan Stanley & Co., LLC/(CME Group)         EUR         160      8/14/2025           0.96%        6 Month EURIBOR       (9,654)
Morgan Stanley & Co., LLC/(CME Group)         SEK          40      8/17/2025       3 Month STIBOR        1.29%               170
Morgan Stanley & Co., LLC/(CME Group)         CHF          60       9/2/2025           0.26%         6 Month LIBOR        (2,815)
Morgan Stanley & Co., LLC/(CME Group)                     140      10/2/2025           0.21%         6 Month LIBOR        (5,676)
Morgan Stanley & Co., LLC/(CME Group)         AUD         210      11/3/2025        6 Month BBSW         2.92%             6,646
Morgan Stanley & Co., LLC/(CME Group)         NZD         400      11/19/2025       3 Month BKBM         3.61%            15,948
Morgan Stanley & Co., LLC/(CME Group)         CHF         170      11/19/2025          0.05%         6 Month LIBOR        (3,758)
Morgan Stanley & Co., LLC/(CME Group)           $          90      11/19/2025      3 Month LIBOR         2.20%             4,438
Morgan Stanley & Co., LLC/(CME Group)         SEK         990      1/12/2026       3 Month STIBOR        1.47%             5,158
Morgan Stanley & Co., LLC/(CME Group)         AUD          70       2/2/2026        6 Month BBSW         2.76%             1,577
Morgan Stanley & Co., LLC/(CME Group)         NZD          90       2/3/2026        3 Month BKBM         3.38%             2,886
Morgan Stanley & Co., LLC/(CME Group)         CAD         130      3/31/2026        3 Month CDOR         1.52%              (163)
Morgan Stanley & Co., LLC/(CME Group)         JPY       8,540       4/4/2026           0.14%         6 Month LIBOR          (438)
Morgan Stanley & Co., LLC/(CME Group)         EUR         170       4/4/2026           0.56%        6 Month EURIBOR       (1,025)
Morgan Stanley & Co., LLC/(CME Group)           $         100       4/4/2026       3 Month LIBOR         1.69%               217
Morgan Stanley & Co., LLC/(CME Group)                     310      8/21/1945       3 Month LIBOR         2.63%            37,172
Morgan Stanley & Co., LLC/(CME Group)                      70       9/4/1945       3 Month LIBOR         2.71%             9,496
                                                                                                                   -------------
                                                                                                                     $   123,819
                                                                                                                   -------------



                                                                                           Rate Type
Pro-Forma Combined Portfolio                                                        ------------------------
-------------------------------------                                               Payments       Payments
                                                  Notional                            made         received           Unrealized
                                                   Amount         Termination        by the         by the           Appreciation/
Clearing Broker/(Exchange)                         (000)             Date             Fund           Fund           (Depreciation)
-------------------------------------             -------         ----------      ----------      ----------        --------------

Morgan Stanley & Co., LLC/(CME Group)           $         310      8/21/2020       3 Month LIBOR         1.62%       $     6,020
Morgan Stanley & Co., LLC/(CME Group)         JPY      18,790      12/22/2024          0.52%         6 Month LIBOR        (7,258)
Morgan Stanley & Co., LLC/(CME Group)           $         170      12/22/2024      3 Month LIBOR         2.34%            11,807
Morgan Stanley & Co., LLC/(CME Group)         JPY      10,630      1/14/2025           0.48%         6 Month LIBOR        (3,732)
Morgan Stanley & Co., LLC/(CME Group)           $         230      1/28/2025       3 Month LIBOR         1.98%             8,568
Morgan Stanley & Co., LLC/(CME Group)         GBP         180       2/4/2025       6 Month LIBOR         1.62%             5,390
Morgan Stanley & Co., LLC/(CME Group)         JPY      10,450       2/6/2025           0.55%         6 Month LIBOR        (4,280)
Morgan Stanley & Co., LLC/(CME Group)           $         610      2/11/2025       3 Month LIBOR         2.08%            27,552
Morgan Stanley & Co., LLC/(CME Group)         CAD          90       3/3/2025        3 Month CDOR         1.89%             2,717
Morgan Stanley & Co., LLC/(CME Group)         EUR          10      6/30/2025           1.28%        6 Month EURIBOR       (1,032)
Morgan Stanley & Co., LLC/(CME Group)         GBP         140       7/6/2025       6 Month LIBOR         2.13%            13,399
Morgan Stanley & Co., LLC/(CME Group)         CHF         110       8/3/2025           0.32%         6 Month LIBOR        (5,900)
Morgan Stanley & Co., LLC/(CME Group)         GBP         120       8/5/2025       6 Month LIBOR         2.07%            10,389
Morgan Stanley & Co., LLC/(CME Group)         EUR         160      8/14/2025           0.96%        6 Month EURIBOR       (9,654)
Morgan Stanley & Co., LLC/(CME Group)         SEK          40      8/17/2025       3 Month STIBOR        1.29%               170
Morgan Stanley & Co., LLC/(CME Group)         CHF          60       9/2/2025           0.26%         6 Month LIBOR        (2,815)
Morgan Stanley & Co., LLC/(CME Group)                     140      10/2/2025           0.21%         6 Month LIBOR        (5,676)
Morgan Stanley & Co., LLC/(CME Group)         AUD         210      11/3/2025        6 Month BBSW         2.92%             6,646
Morgan Stanley & Co., LLC/(CME Group)         NZD         400      11/19/2025       3 Month BKBM         3.61%            15,948
Morgan Stanley & Co., LLC/(CME Group)         CHF         170      11/19/2025          0.05%         6 Month LIBOR        (3,758)
Morgan Stanley & Co., LLC/(CME Group)           $          90      11/19/2025      3 Month LIBOR         2.20%             4,438
Morgan Stanley & Co., LLC/(CME Group)         SEK         990      1/12/2026       3 Month STIBOR        1.47%             5,158
Morgan Stanley & Co., LLC/(CME Group)         AUD          70       2/2/2026        6 Month BBSW         2.76%             1,577
Morgan Stanley & Co., LLC/(CME Group)         NZD          90       2/3/2026        3 Month BKBM         3.38%             2,886
Morgan Stanley & Co., LLC/(CME Group)         CAD         130      3/31/2026        3 Month CDOR         1.52%              (163)
Morgan Stanley & Co., LLC/(CME Group)         JPY       8,540       4/4/2026           0.14%         6 Month LIBOR          (438)
Morgan Stanley & Co., LLC/(CME Group)         EUR         170       4/4/2026           0.56%        6 Month EURIBOR       (1,025)
Morgan Stanley & Co., LLC/(CME Group)           $         100       4/4/2026       3 Month LIBOR         1.69%               217
Morgan Stanley & Co., LLC/(CME Group)                     310      8/21/1945       3 Month LIBOR         2.63%            37,172
Morgan Stanley & Co., LLC/(CME Group)                      70       9/4/1945       3 Month LIBOR         2.71%             9,496
                                                                                                                    -------------
                                                                                                                     $   123,819
                                                                                                                     -------------


INFLATION (CPI) SWAPS (see Note D)

                                                                                          Rate Type
AB All Market Income Portfolio                                                     ------------------------
-----------------------------------------                                          Payments       Payments
                                                 Notional                            made         received         Unrealized
Swap                                              Amount         Termination        by the         by the         Appreciation/
Counterparty                                      (000)             Date             Fund           Fund         (Depreciation)
-----------------------------------------        -------         ----------      ----------      ----------      --------------

Deutsche Bank AG                                 $  1,920        10/1/2020           1.27%           CPI#          $    22,181

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).


                                                                                            Rate Type
Pro-Forma Combined Portfolio                                                        ------------------------
-----------------------------------------                                           Payments       Payments
                                                  Notional                            made         received         Unrealized
Swap                                               Amount         Termination        by the         by the         Appreciation/
Counterparty                                       (000)             Date             Fund           Fund         (Depreciation)
-----------------------------------------       -----------       ----------      ----------      ----------      --------------
Deutsche Bank AG                                 $  1,920        10/1/2020            1.27%          CPI#          $     22,181

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).


TOTAL RETURN SWAPS

AB All Market Income Portfolio
----------------------------------------

                                                                                     Notional                        Unrealized
Counterparty &                                 # of Shares        Rate Paid/          Amount           Maturity     Appreciation/
Referenced Obligation                            or Units          Received            (000)             Date      (Depreciation)
------------------------------------------      ---------         ----------        ---------           ------      -------------
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index                      37,000         FedFundEffective      $  3,700         6/30/2016       $         -
                                                                    Plus 0.55%


Pro-Forma Combined Portfolio
-----------------------------------------

                                                                                     Notional                        Unrealized
Counterparty &                                 # of Shares        Rate Paid/          Amount           Maturity     Appreciation/
Referenced Obligation                            or Units          Received            (000)             Date      (Depreciation)
------------------------------------------      ---------         ----------        ---------           ------      -------------

Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index                      37,000         FedFundEffective         3,700         6/30/2016     $            -
                                                                    Plus 0.55%

(a) To obtain a copy of the fund's financial statements, please go to the Securities and Exchange Commission's website at www.sec.gov, or call AB at (800) 227-4618.

(b) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c) Non-income producing security.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $374,402 or 2.0% of net assets.

(e) Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f) One contract relates to 1 share.

(g) One contract relates to 100 shares.

Currency Abbreviations:

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
COP - Colombian Peso
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
HKD - Hong Kong Dollar
IDR - Indonesian Rupiah
ILS - Israeli Shekel
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Sol
PHP - Philippine Peso
SEK - Swedish Krona
SGD - Singapore Dollar
TRY - Turkish Lira
TWD - New Taiwan Dollar
USD - United States Dollar

Glossary:

ASX - Australian Stock Exchange
BBSW - Bank Bill Swap Reference Rate (Australia)
BKBM - Bank Bill Benchmark (New Zealand)
CBT - Chicago Board of Trade
CDOR - Canadian Dealer Offered Rate
CDX-NAHY - North American High Yield Credit Default Swap Index
CDX-NAIG - North American Investment Grade Credit Default Swap Index CME - Chicago Mercantile Exchange
EAFE - Europe, Australia, and Far East
ETF - Exchange Traded Fund
EURIBOR - Euro Interbank Offered Rate
FTSE - Financial Times Stock Exchange
FedFundEffective - Federal Funds Effective Rate
INTRCONX - Inter-Continental Exchange
LIBOR - London Interbank Offered Rates
MSCI - Morgan Stanley Capital International
REG - Registered Shares
REIT - Real Estate Investment Trust
STIBOR - Stockholm Interbank Offered Rate
TOPIX - Tokyo Price Index
TSX - Toronto Stock Exchange

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of May 31, 2016.

AB All Market Income Portfolio
--------------------------------------------------------------------------------
Security Description                                                 Shares
--------------------------------------------------------------------------------

MS Global Equity Long Index

Alimentation Couche-Tard, Inc.                                       1,151
Allstate Corp. (The)                                                 2,687
Altria Group, Inc.                                                   3,082
Amadeus IT Holding SA                                                3,345
Amdocs Ltd.                                                          3,832
AmerisourceBergen Corp.                                                893
Anthem, Inc.                                                           900
Apple, Inc.                                                          1,540
Aristocrat Leisure Ltd.                                             10,143
Axfood AB                                                            2,685
Bank Hapoalim BM                                                     5,073
Bezeq The Israeli Telecommunication Corp. Ltd.                      34,818
BOC Hong Kong Holdings Ltd.                                         32,239
Booz Allen Hamilton Holding Corp.                                    4,247
British American Tobacco PLC                                         3,639
CGI Group, Inc.                                                      1,595
Cineplex, Inc.                                                       2,156
CTS Eventim AG & Co KGaA                                             1,423
Dollar General Corp.                                                 2,431
Domino's Pizza Group PLC                                             3,498
Dr Pepper Snapple Group, Inc.                                        1,051
Equifax, Inc.                                                        1,767
Euler Hermes Group                                                   1,814
Experian PLC                                                         3,098
Exxon Mobil Corp.                                                    1,210
Fidelity National Information Services, Inc.                         1,810
Fiserv, Inc.                                                           800
FNF Group                                                            7,857
Fuji Heavy Industries Ltd.                                           3,000
Gilead Sciences, Inc.                                                1,062
Hang Seng Bank Ltd.                                                  8,285
Home Depot, Inc. (The)                                                 923
IG Group Holdings PLC                                                6,453
Imperial Brands PLC                                                  2,164
Johnson & Johnson                                                    1,343
KION Group AG                                                          977
Kroger Co. (The)                                                     1,948
L Brands, Inc.                                                       1,437
Lawson, Inc.                                                           847
Marsh & McLennan Cos., Inc.                                          1,999
Merck & Co., Inc.                                                    2,722
Microsoft Corp.                                                      4,573
Mitsubishi UFJ Financial Group, Inc.                                21,518
Moneysupermarket.com Group PLC                                      16,434
Nestle SA                                                              655
NICE-Systems Ltd.                                                    1,279
NIKE, Inc.                                                           1,690
Nippon Telegraph & Telephone Corp.                                   3,001
NN Group NV                                                          4,585
Novartis AG                                                          1,339
ObicCo., Ltd.                                                          836
Omnicom Group, Inc.                                                  1,430
Oracle Corp.                                                         2,936
Oracle Corp. Japan                                                   1,687
Pacific Textiles Holdings Ltd.                                      55,578
Park24Co., Ltd.                                                      1,273
Partners Group Holding AG                                              248
PepsiCo, Inc.                                                        1,496
Pfizer, Inc.                                                         4,714
Philip Morris International, Inc.                                    1,292
Reckitt Benckiser Group PLC                                            788
Recordati SpA                                                        3,145
Regal Entertainment Group                                            3,597
Roche Holding AG                                                       800
Ross Stores, Inc.                                                    1,456
Royal Bank of Canada                                                   775
Royal Dutch Shell PLC                                                3,990
Sage Group PLC (The)                                                 5,727
Salmar ASA                                                           3,105
SCSK Corp.                                                           2,483
Seven Bank Ltd.                                                     19,097
Sherwin-Williams Co. (The)                                             295
Singapore Telecommunications Ltd.                                   38,542
Sonic Healthcare Ltd.                                                5,226
Sumitomo Mitsui Financial Group, Inc.                                1,317
Tabcorp Holdings Ltd.                                               16,710
Target Corp.                                                           963
Tatts Group Ltd.                                                    53,198
Telstra Corp. Ltd.                                                  18,345
Teva Pharmaceutical Industries Ltd.                                  2,624
Thomson Reuters Corp.                                                3,067
Toronto-Dominion Bank (The)                                          1,809
TOTAL SA                                                             3,592
Total System Services, Inc.                                          1,954
Travelers Cos., Inc. (The)                                             384
Tryg A/S                                                             3,156
Tyson Foods, Inc.                                                    1,942
UnitedHealth Group, Inc.                                             1,550
Vantiv, Inc.                                                         1,962
Verizon Communications, Inc.                                         1,498
Wells Fargo & Co.                                                    1,004
Wolters Kluwer NV                                                    2,542
WPP PLC                                                              4,430

Pro-Forma Combined Portfolio
--------------------------------------------------------------------------------
Security Description                                                   Shares
--------------------------------------------------------------------------------

MS Global Equity Long Index

Alimentation Couche-Tard, Inc.                                       1,151
Allstate Corp. (The)                                                 2,687
Altria Group, Inc.                                                   3,082
Amadeus IT Holding SA                                                3,345
Amdocs Ltd.                                                          3,832
AmerisourceBergen Corp.                                                893
Anthem, Inc.                                                           900
Apple, Inc.                                                          1,540
Aristocrat Leisure Ltd.                                             10,143
Axfood AB                                                            2,685
Bank Hapoalim BM                                                     5,073
Bezeq The Israeli Telecommunication Corp. Ltd.                      34,818
BOC Hong Kong Holdings Ltd.                                         32,239
Booz Allen Hamilton Holding Corp.                                    4,247
British American Tobacco PLC                                         3,639
CGI Group, Inc.                                                      1,595
Cineplex, Inc.                                                       2,156
CTS Eventim AG & Co KGaA                                             1,423
Dollar General Corp.                                                 2,431
Domino's Pizza Group PLC                                             3,498
Dr Pepper Snapple Group, Inc.                                        1,051
Equifax, Inc.                                                        1,767
Euler Hermes Group                                                   1,814
Experian PLC                                                         3,098
Exxon Mobil Corp.                                                    1,210
Fidelity National Information Services, Inc.                         1,810
Fiserv, Inc.                                                           800
FNF Group                                                            7,857
Fuji Heavy Industries Ltd.                                           3,000
Gilead Sciences, Inc.                                                1,062
Hang Seng Bank Ltd.                                                  8,285
Home Depot, Inc. (The)                                                 923
IG Group Holdings PLC                                                6,453
Imperial Brands PLC                                                  2,164
Johnson & Johnson                                                    1,343
KION Group AG                                                          977
Kroger Co. (The)                                                     1,948
L Brands, Inc.                                                       1,437
Lawson, Inc.                                                           847
Marsh & McLennan Cos., Inc.                                          1,999
Merck & Co., Inc.                                                    2,722
Microsoft Corp.                                                      4,573
Mitsubishi UFJ Financial Group, Inc.                                21,518
Moneysupermarket.com Group PLC                                      16,434
Nestle SA                                                              655
NICE-Systems Ltd.                                                    1,279
NIKE, Inc.                                                           1,690
Nippon Telegraph & Telephone Corp.                                   3,001
NN Group NV                                                          4,585
Novartis AG                                                          1,339
ObicCo., Ltd.                                                          836
Omnicom Group, Inc.                                                  1,430
Oracle Corp.                                                         2,936
Oracle Corp. Japan                                                   1,687
Pacific Textiles Holdings Ltd.                                      55,578
Park24Co., Ltd.                                                      1,273
Partners Group Holding AG                                              248
PepsiCo, Inc.                                                        1,496
Pfizer, Inc.                                                         4,714
Philip Morris International, Inc.                                    1,292
Reckitt Benckiser Group PLC                                            788
Recordati SpA                                                        3,145
Regal Entertainment Group                                            3,597
Roche Holding AG                                                       800
Ross Stores, Inc.                                                    1,456
Royal Bank of Canada                                                   775
Royal Dutch Shell PLC                                                3,990
Sage Group PLC (The)                                                 5,727
Salmar ASA                                                           3,105
SCSK Corp.                                                           2,483
Seven Bank Ltd.                                                     19,097
Sherwin-Williams Co. (The)                                             295
Singapore Telecommunications Ltd.                                   38,542
Sonic Healthcare Ltd.                                                5,226
Sumitomo Mitsui Financial Group, Inc.                                1,317
Tabcorp Holdings Ltd.                                               16,710
Target Corp.                                                           963
Tatts Group Ltd.                                                    53,198
Telstra Corp. Ltd.                                                  18,345
Teva Pharmaceutical Industries Ltd.                                  2,624
Thomson Reuters Corp.                                                3,067
Toronto-Dominion Bank (The)                                          1,809
TOTAL SA                                                             3,592
Total System Services, Inc.                                          1,954
Travelers Cos., Inc. (The)                                             384
Tryg A/S                                                             3,156
Tyson Foods, Inc.                                                    1,942
UnitedHealth Group, Inc.                                             1,550
Vantiv, Inc.                                                         1,962
Verizon Communications, Inc.                                         1,498
Wells Fargo & Co.                                                    1,004
Wolters Kluwer NV                                                    2,542
WPP PLC                                                              4,430


Pro Forma Combined Condensed Statements of Assets and Liabilities
As of May 31, 2016 (Unaudited)

                                                                            AB All
                                                       AB Conservative    Market Income                  Pro-forma
                                                       Wealth Strategy    Portfolio     Adjustments      Combined
                                                       ---------------    ---------     -----------      --------
Assets
Investments in securities, at value
  Unaffiliated issuers (cost $0 and
  $9,394,768, respectively)                            $            -  $   9,805,814                 $      9,805,814
  Affiliated issuers (cost $0 and
  $8,638,505, respectively)                                         -      8,373,907                        8,373,907

  Affiliated Underlying Portfolios,
   at value (cost $272,734,768 and $0,
   respectively)                                          289,072,097              -                      289,072,097

Cash                                                                -          3,097                            3,097
Cash collateral due from broker                                     -        345,039                          345,039
Foreign currencies, at value (cost $0 and
  $61,118, respectively)                                            -         60,847                           60,847
Dividends and interest receivable                                             92,540                           92,540
Receivable for investment securities sold
   and foreign currency transactions                          118,950         80,691                          199,641
Receivable for capital stock sold                             319,799              -                          319,799

Unrealized appreciation of forward currency
   exchange contracts                                               -         71,004                           71,004

Receivable for terminated total return swaps                        -         40,827                           40,827
Receivable due from Adviser                                         -         24,682                           24,682
Unrealized appreciation on inflation swaps                          -         22,181                           22,181
Receivable for variation margin on exchange-
  traded derivatives                                                -          9,483                            9,483
Receivable for terminated interest rate swaps                       -            933                              933
                                                     -----------------------------------------------------------------
Total assets                                              289,510,846     18,931,045              -       308,441,891
                                                     -----------------------------------------------------------------
Liabilities
Payable for capital stock redeemed                            439,408              -                          439,408
Advisory fee payable                                          116,744                                         116,744
Distribution fee payable                                      109,990             17                          110,007
Transfer Agent fee payable                                     18,496          2,356                           20,852
Options written, at value (premiums
  received $0 and $56,384, respectively)                            -         58,056                           58,056
Payable for investment securities purchased
  and foreign currency transactions                                 -        117,586                          117,586
Unrealized depreciation of forward
  currency exchange contracts                                       -         83,204                           83,204
Audit and tax fee payable                                           -         44,846                           44,846
Custody fee payable                                                 -         25,635                           25,635
Payable for terminated total return swaps                           -            584                              584
Accrued expenses and other liabilities                         84,433         19,018        114,154           217,605(a)
                                                     -----------------------------------------------------------------
Total liabilities                                             769,071        351,302        114,154         1,234,527
                                                     -----------------------------------------------------------------
Net Assets                                            $   288,741,775  $  18,579,743  $    (114,154) $    307,207,364
                                                     -----------------------------------------------------------------
Composition of Net Assets
Capital stock, at par                                 $           239  $         190                 $            429
Additional paid-in capital                                289,114,808     18,939,372                      308,054,180
Undistributed net investment income                         5,361,882         46,169       (114,154)        5,293,897(a)
Accumulated net realized loss
  on investment and foreign currency
  transactions                                            (22,072,483)      (621,351)                     (22,693,834)
Net unrealized appreciation on investments
  and foreign currency denominated assets
  and liabilities                                          16,337,329        215,363                       16,552,692
                                                     -----------------------------------------------------------------
Net Assets                                            $   288,741,775  $  18,579,743  $    (114,154) $    307,207,364
                                                     -----------------------------------------------------------------
Class A  (assets from Class B)
------------------------------
Net Assets                                            $   180,004,413  $      67,776      7,786,084  $    187,858,273
Shares Outstanding                                         14,818,244          6,927      4,383,238        19,208,409
Net Asset Value                                       $         12.15  $        9.78                 $           9.78*

Class B
-------
Net Assets                                            $     7,860,357                    (7,860,357) $              -
Shares Outstanding                                            654,051                      (654,051) $              -
Net Asset Value                                       $         12.02

Class C
-------
Net Assets                                            $    75,646,727  $       9,807        (29,907) $     75,626,627
Shares Outstanding                                          6,323,578          1,001      1,392,424         7,717,003
Net Asset Value                                       $         11.96  $        9.80                 $           9.80

Class Advisor
-------------
Net Assets                                            $    11,947,529  $  18,502,160         (4,723) $     30,444,966
Shares Outstanding                                            978,639      1,889,994        241,259         3,109,892
Net Asset Value                                       $         12.21  $        9.79                 $           9.79

Class R
-------
Net Assets                                            $     4,415,764                        (1,746) $      4,414,018
Shares Outstanding                                            363,960                        87,371           451,331
Net Asset Value                                       $         12.13                                $           9.78

Class K
-------
Net Assets                                            $     8,410,419                        (3,325) $      8,407,094
Shares Outstanding                                            694,119                       165,502           859,621
Net Asset Value                                       $         12.12                                $           9.78

Class I
-------
Net Assets                                            $       456,566                          (180) $        456,386
Shares Outstanding                                             37,491                         9,127            46,618
Net Asset Value                                       $         12.18                                $           9.79

(a)  Includes adjustment for estimated Acquisition costs of $114,154.

* The maximum offering price per share for Class A shares was $12.69 which reflects a sales charge of 4.25%.

Pro Forma Combining Condensed Statement of Operations
For The Six Months Ended May 31, 2016 (Unaudited)


                                                                                 AB All
                                                                                 Market
                                                               AB Conservative   Income                           Pro-forma
                                                               Wealth Strategy   Portfolio        Adjustments*    Combined
                                                               ---------------   ---------        ------------    --------

Investment Income
Income distributions from affiliated Underlying
Portfolios                                                    $  7,080,396       $        -                       $   7,080,396
Dividends
    Affiliated issuers                                                              362,946                             362,946
    Unaffiliated issuers                                                            197,121                             197,121
Interest                                                                             23,466                              23,466
                                                              --------------------------------------------------------------------
Total income                                                     7,080,396          583,533                -          7,663,929
                                                              --------------------------------------------------------------------
Expenses
Advisory fee                                                       818,078           61,647          (34,905)           844,820(a)
Distribution fee - Class A                                         227,094               28                             227,122
Distribution fee - Class B                                          57,961                -                              57,961
Distribution fee - Class C                                         392,120               47                             392,167
Distribution fee - Class K                                          10,824                -                              10,824
Distribution fee - Class I                                          10,136                -                              10,136
Transfer Agency - Class A                                           91,666               12            2,251             93,929(b)
Transfer Agency - Class B                                            6,910                -           (6,910)                 -(b)
Transfer Agency - Class C                                           41,255                9                              41,264
Transfer Agency - Class Advisor Class                                6,483            9,104                              15,587
Transfer Agency - Class R                                            5,628                -                               5,628
Transfer Agency - Class K                                            7,054                -                               7,054
Transfer Agency - Class I                                              272                -                                 272

Registration fees                                                   52,482           40,227          (52,482)            40,227(c)

Custodian                                                           33,540           71,636            1,204            106,380(d)

Legal                                                               18,985           18,876          (18,985)            18,876(e)

Printing                                                            21,961           14,509          (20,220)            16,250(f)

Audit and tax                                                       15,843           47,500          (15,843)            47,500(g)

Trustees' fees                                                      11,078            9,937          (11,078)             9,937(h)

Amortization of offering expenses                                        -            3,029                               3,029
Administrative                                                           -           41,776                              41,776
Miscellaneous                                                        5,152            3,573           (5,152)             3,573(i)
                                                              --------------------------------------------------------------------
Total expenses                                                   1,834,522          321,910         (162,120)         1,994,312
Less: expenses waived and reimbursed by the Adviser                (89,219)        (276,682)         (24,436)          (390,337)(j)
Net expenses                                                     1,745,303           45,228         (186,556)         1,603,975
                                                              --------------------------------------------------------------------
    Net investment income                                        5,335,093          538,305          186,556          6,059,954
                                                              --------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency Transactions

Net realized gain (loss) on:

    Sale of affiliated Underlying Portfolios Shares               (698,745)        (164,493)                           (863,238)
    Investment transactions                                              -         (559,866)                           (559,866)
    Futures                                                              -         (140,618)                           (140,618)
    Options written                                                      -         (108,188)                           (108,188)
    Swaps                                                                -          212,053                             212,053
    Foreign currency transactions                                        -          122,386                             122,386

Net realized gain distributions received from affiliated
Underlying Portfolios                                            5,423,193                -                           5,423,193

Net change in unrealized appreciation/depreciation of:

    Investments in affiliated Underlying Portfolios             (8,861,181)         197,484                          (8,663,697)
    Investments                                                          -          604,551                             604,551
    Futures                                                              -           (3,823)                             (3,823)
    Options written                                                      -           (1,672)                             (1,672)
    Swaps                                                                -          125,491                             125,491
    Foreign currency denominated assets and liabilities                  -          (27,627)                            (27,627)
                                                              --------------------------------------------------------------------
    Net gain (loss) on investment and foreign
    currency transactions                                       (4,136,733)         255,678                -         (3,881,055)
                                                              --------------------------------------------------------------------

Net Increase in Net Assets from Operations                    $  1,198,360       $  793,983       $  186,556      $   2,178,899
                                                              --------------------------------------------------------------------



(a) Advisory fee based on annual rate of .55% of the first $2.5 billion, .45% of the excess of $2.5 billion up to $5 billion, and .40% of the excess over $5 billion, of the Portfolio's average daily net assets. The adjustment reflects a decrease in advisory fees as a result of the Reorganization.

(b) The adjustment reflects a decrease in transfer agency fees for Class B as this class will exchange into Class A with the Reorganization. The adjustment also reflects an increase in transfer agency fees for Class A as a result of the Class B assets moving into this class.

(c) The adjustment reflects the elimination of Conservative Wealth Strategy's registration fees as a result of the Reorganization.

(d) The adjustment reflects an increase in custody fees as a result of the Reorganization.

(e) The adjustment reflects the elimination of Conservative Wealth Strategy's legal fees as a result of the Reorganization.

(f) The adjustment reflects a decrease in printing fees as a result of the Reorganization.

(g) The adjustment reflects the elimination of Conservative Wealth Strategy's audit and tax fees as a result of the Reorganization.

(h) The adjustment reflects the elimination of Conservative Wealth Strategy's trustees' fees as a result of the Reorganization.

(i) The adjustment reflects the elimination of Conservative Wealth Strategy's miscellaneous fees as a result of the Reorganization.

(j) The adjustment reflects a decrease in reimbursement as a result of the Reorganization.

* Does not reflect the estimated Reorganization costs of $114,154, which will be assumed by Conservative Wealth Strategy prior to the Reorganization.



                                              AB All Market          AB Conservative       Pro-Forma
Portfolios                                    Income Portfolio       Wealth Strategy       Combined Portfolio
-------------------------------------------------------------------------------------------------------------

Investments in Securities (Level 1)           $14,697,505            $289,072,097          $303,769,602
Investments in Securities (Level 2)             3,494,965                       -             3,494,965
Investments in Securities (Level 3)                     -                       -                     -
-------------------------------------------------------------------------------------------------------------
Total for Investments in Securities           $18,192,470            $289,072,097          $307,264,567
==============================================================================================================


                                     PART C
                               OTHER INFORMATION

ITEM 15.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (a) to Post-Effective Amendment No. 96 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) to Post-Effective Amendment No. 81 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006 and Section 10(a) of the Distribution Services Agreement filed as Exhibit 6(a) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998, as amended by Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009, all as set forth below.

          The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d)(1) to Post-Effective Amendment No. 209 of Registrant's POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 31, 2016, as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

          (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BY-LAWS READS AS FOLLOWS:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 10(a) OF THE DISTRIBUTION SERVICES AGREEMENT READS AS FOLLOWS:

Section 10. Indemnification.

            (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Funds Registration Statement, Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriters reckless disregard of its obligations and duties under this Agreement. The Funds agreement to indemnify the Underwriter and any such controlling person as aforesaid is expressly conditioned upon the Funds being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure to so notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does not elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this
                  Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Funds shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

SECTION 4 OF THE INVESTMENT ADVISORY CONTRACT READS AS FOLLOWS:

          4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of your reckless disregard of your obligations and duties hereunder.

          The foregoing summaries are qualified by the entire text of Registrant's articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM  16. Exhibits

      (1)         (a)   Articles of Amendment and Restatement of Articles of
                        Incorporation of the Registrant, dated May 11, 2011 and filed May 16, 2011 - Incorporated by reference to
                        Exhibit (a) to Post-Effective Amendment No. 96 of
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

                  (b) Articles Supplementary to Articles of Incorporation of the Registrant, dated June 15, 2011 and filed June 17, 2011 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

                  (c) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

                  (d) Articles Supplementary to Articles of Incorporation of the Registrant, dated August 5, 2011 and filed August 8, 2011 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

                  (e) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2011 and filed December 27, 2011 - Incorporated by reference to Exhibit
                        (a)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (f) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 21, 2012 and filed November 21, 2012 - Incorporated by reference to Exhibit
                        (a)(6) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

                  (g) Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014 - Incorporated by reference to Exhibit
                        (a)(7) to Post-Effective Amendment No. 145 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 10, 2014.

                  (h) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2013 and filed November 25, 2013 - Incorporated by reference to Exhibit
                        (a)(8) to Post-Effective Amendment No. 146 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

                  (i) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 17, 2014 and filed March 17, 2014 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 149 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

                  (j) Articles Supplementary to Articles of Incorporation of the Registrant, dated March 17, 2014 and filed March 17, 2014 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 149 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

                  (k) Articles Supplementary to Articles of Incorporation of the Registrant, dated May 27, 2014 and filed May 29, 2014 - Incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 153 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 30, 2014.

                  (l) Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 7, 2014 - Incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 163 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

                  (m) Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 11, 2014 - Incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 166 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 13, 2014.

                  (n) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 15, 2014 and filed September 18, 2014 - Incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 174 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 5, 2014.

                  (o) Articles of Amendment to Articles of Incorporation of the Registrant, dated November 7, 2014 and filed November 7, 2014 - Incorporated by reference to Exhibit
                        (a)(15) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (p) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2014 and filed November 7, 2014 - Incorporated by reference to Exhibit
                        (a)(16) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (q) Articles of Amendment to the Articles of Incorporation of the Registrant effective February 5, 2015 and filed February 5, 2015 - Incorporated by reference to Exhibit
                        (a)(17) to Post-Effective Amendment No. 182 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 6, 2015.

                  (r) Articles of Amendment to the Articles of Incorporation of the Registrant effective January 5, 2015 and filed January 5, 2015 - Incorporated by reference to Exhibit
                        (a)(18) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (s) Articles Supplementary to the Articles of Incorporation of the Registrant effective May 7, 2015 and filed May 7, 2015 - Incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (t) Articles Supplementary to the Articles of Incorporation of the Registrant, dated June 24, 2015 and filed June 24, 2015 - Incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 185 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 24, 2015.

            (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

            (3)   Voting Trust Agreements. - Not applicable.

            (4) Form of Agreement and Plan of Acquisition and Liquidation - filed as Appendix A to the Proxy Statement/Prospectus.

            (5) Instruments defining the rights of holders of the securities being registered - Not applicable.

            (6)   (a)   Investment Advisory Contract between the Registrant and
                        AllianceBernstein L.P., with respect to the AB Small Cap
                        Growth Portfolio, AB Emerging Markets Multi-Asset
                        Portfolio, AB Select US Equity Portfolio, AB All Market
                        Growth Portfolio, AB Select US Long/Short Portfolio, AB
                        Concentrated Growth Fund, AB Emerging Markets Growth
                        Portfolio, AB Global Core Equity Portfolio, AB Small Cap
                        Value Portfolio, AB All Market Income Portfolio, AB All
                        Market Alternative Return Portfolio, AB Concentrated
                        International Growth Portfolio, AB International
                        Strategic Core Portfolio, AB Emerging Markets Core
                        Portfolio and AB Asia ex-Japan Equity Portfolio, dated
                        July 22, 1992, as amended September 7, 2004, December
                        15, 2004, December 23, 2009, August 2, 2010, October 26,
                        2010, July 6, 2011, August 31, 2011, December 8, 2011,
                        December 15, 2011, September 27, 2012, December 12,
                        2012, March 1, 2014, October 22, 2014, November 12,
                        2014, December 3, 2014, December 18, 2014, March 4,
                        2015, April 15, 2015, July 1, 2015, July 29, 2015,
                        September 9, 2015 and December 3, 2015 - Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment
                        No. 209 of Registrant's POS EX filing to the
                        Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange
                        Commission on March 31, 2016.

                  (b) Investment Advisory Fee Waiver Agreement between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P., dated March 1, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

                  (c) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to AllianceBernstein Multi-Manager Alternative Strategies Fund, dated July 31, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (d) Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC - Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (e) Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC - Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (f) Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (g) Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP - Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (h) Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP - Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (i) Form of Subadvisory Agreement between AllianceBernstein L.P. and River Canyon Fund Management LLC - Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (j) Form of Subadvisory Agreement between AllianceBernstein L.P. and First Pacific Advisors, LLC - Incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (k) Form of Subadvisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and Halcyon Liquid Strategies IC Management LP - Incorporated by reference to Exhibit
                        (d)(11) to Post-Effective Amendment No. 193 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 29, 2015.

                  (l) Form of Subadvisory Agreement between AllianceBernstein L.P. and CQS (US), LLC - Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (m) Form of Subadvisory Agreement between AllianceBernstein L.P. and MPAM Credit Trading Partners LP - Incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (n) Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (o) Form of Investment Advisory Contract between AllianceBernstein L.P. and AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.- Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 162 of Registrant's POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 7, 2014.

                  (p) Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (q) Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC - Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (r) Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP - Incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (s) Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP - Incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (t) Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (u) Form of Advisory Contract between the Registrant, on behalf of AllianceBernstein Long/Short Multi-Manager Fund, and AllianceBernstein L.P., dated September 30, 2014 - Incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (v) Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC - Incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 169 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 26, 2014.

                  (w) Investment Advisory Contract between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P., dated December 18, 2014 - Incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (x) Sub-Advisory Agreement dated December 15, 2014 between AllianceBernstein L.P., on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, and Morningstar Associates, LLC - Incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 201 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 30, 2015.

                  (y) Form of Sub-Advisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and Brigade Capital Management, LP - Incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 193 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 29, 2015.

                  (z) Sub-Advisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and One River Asset Management, LLC - Incorporated by reference to Exhibit (d)(26) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (aa) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (bb) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (cc) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Lyrical Asset Management LP - Incorporated by reference to Exhibit
                        (d)(29) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (dd) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(30) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (ee) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

                  (ff) Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Lyrical Asset Management LP - Incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 213 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

            (7)   (a)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22,
                        1992 - Incorporated by reference to Exhibit 6(a) to
                        Post-Effective Amendment No. 63 of Registrant's
                        Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange
                        Commission on January 30, 1998.

                  (b) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 - Incorporated by reference to
                        Exhibit 6 to Post-Effective Amendment No. 61 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.


                  (c) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), dated March 1, 2005 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 215 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

                  (d) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

                  (e) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

                  (f) Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (g) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (h) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

                  (i) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (j) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (k) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit
                        (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (l) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of August 9, 2013 - Incorporated by reference to Exhibit (e)(12) to Post-Effective Amendment No. 147 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

                  (m) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) amended as of April 15, 2015 - Incorporated by reference to Exhibit (e)(13) to Post-Effective Amendment No. 195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (n) Amendment to Distribution Service Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of July 29, 2015 -Incorporated by reference to Exhibit (e)(14) to Post-Effective Amendment No. 210 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

                  (o) Amendment to Distribution Service Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of September 9, 2015 - Incorporated by reference to Exhibit (e)(15) to Post-Effective Amendment No. 210 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

                  (p) Amendment to Distribution Service Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of December 3, 2015 - Incorporated by reference to Exhibit (e)(16) to Post-Effective Amendment No. 210 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

            (8) Bonus, profit sharing, pension or other similar contracts or arrangements. - Not applicable.

            (9)   (a)   Master Custodian Agreement between the Registrant and
                        State Street Bank and Trust Company, effective August 3,
                        2009 - Incorporated by reference to Exhibit (g) to
                        Post-Effective Amendment No. 51 of the Registration
                        Statement on Form N-1A of AllianceBernstein Variable
                        Products Series Fund, Inc. (File Nos. 33-18647 and
                        811-05398), filed with the Securities and Exchange
                        Commission on April 29, 2010.

                  (b) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

                  (c) Form of Novation and Amendment Agreement to Custodian Agreement effective September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (d) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (e) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 - Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 119 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

                  (f) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 - Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

                  (g) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 - Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

                  (h) Form of Amendment to Services Agreement between each Fund set forth on Schedule A to the Agreement and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (i) Form of Investment Analytics Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (j) Form of Derivative Calculation Services Agreement between the Registrant and State Street Bank and Trust Company Incorporated by reference to Exhibit (g)(10) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (k) Form of Securities Lending and Services Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(11) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (l) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Concentrated Growth Fund, dated March 3, 2014 - Incorporated by reference to Exhibit (g)(12) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (m) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Alternative Strategies Fund, dated July 31, 2014 - Incorporated by reference to Exhibit (g)(13) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (n) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Long/Short Multi-Manager Fund, dated September 30, 2014 - Incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (o) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein All Market Alternative Return Portfolio - Incorporated by reference to Exhibit
                        (g)(15) to Post-Effective Amendment No. 175 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

                  (p) Amendment to Master Custodian Agreement, dated April 15, 2015, between the Registrant and State Street Bank and Trust Company, regarding the AB Concentrated International Growth Portfolio - Incorporated by reference to Exhibit (g)(16) to Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (q) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, dated December 15, 2014
                        - Incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (r) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AB International Strategic Core Portfolio
                        - Incorporated by reference to Exhibit (g)(18) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.


                  (s) Novation and Amendment Agreement, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB International Strategic Core Portfolio and AB Asia ex-Japan Portfolio
                        - Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

            (10)  (a)   Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

                  (b) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 163 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.


            (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Incorporated by reference to Exhibit (11) to the Registrant's Registration Statement on Form N-14 (File No. 333-213893), filed with the Securities and Exchange Commission on September 30, 2016.

            (12) Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

            (13)  (a)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.), dated November
                        17, 1988 - Incorporated by reference to Exhibit 9 to
                        Post-Effective Amendment No. 63 of Registrant's
                        Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange
                        Commission on January 30, 1998.

                  (b) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

                  (c) Form of Expense Limitation Agreement, dated July 6, 2011 between the Registrant, on behalf of AllianceBernstein International Focus 40 Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 99 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 6, 2011.

                  (d) Form of Expense Limitation Agreement, dated October 26, 2010 between the Registrant, on behalf of the AllianceBernstein International Discovery Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (e) Form of Expense Limitation Agreement, dated August 31, 2011 between the Registrant, on behalf of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (f) Form of Expense Limitation Agreement, dated December 15, 2011 between the Registrant, on behalf of the AB All Market Growth Portfolio (formerly, AllianceBernstein Dynamic All Market Fund), and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (g) Expense Limitation Agreement, dated September 27, 2012, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Equity Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 134 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 27, 2013.

                  (h) Expense Limitation Agreement, dated March 1, 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (i) Expense Limitation Agreement, dated October 22, 2014, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No.196 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (j) Form of Expense Limitation Agreement, between the Registrant, on behalf of the AllianceBernstein Mid Cap Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

                  (k) Form of Expense Limitation Agreement between the Registrant, on behalf of the AllianceBernstein Multi-Manager Alternative Strategies Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 160 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

                  (l) Form of Expense Limitation Agreement between the Registrant, on behalf of the AllianceBernstein Long/Short Multi-Manager Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

                  (m) Expense Limitation Undertaking, dated October 31, 2014, between the Registrant, on behalf of AllianceBernstein Market Neutral Strategy-U.S., and AllianceBernstein L.P.
                        - Incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 173 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2014.

                  (n) Expense Limitation Agreement, dated April 15, 2015, between the Registrant, on behalf of AB Concentrated International Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 197 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (o) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (p) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (q) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (r) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (s) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (t) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (u) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (v) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (w) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (x) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (y) Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(31) to Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

                  (z) Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (aa) Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (bb) Expense Limitation Agreement, dated November 12, 2014, between the Registrant, on behalf of AllianceBernstein Global Core Equity Portfolio, and AllianceBernstein L.P.
                        - Incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (cc) Expense Limitation Undertaking, dated December 8, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (dd) Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Select US Long/Short Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

                  (ee) Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Asia ex-Japan Equity Portfolio and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 202 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 3, 2015.

                  (ff) Expense Limitation Agreement, dated March 4, 2015, between the Registrant, on behalf of AB All Market Alternative Return Portfolio, and AllianceBernstein L.P.
                        - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 205 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

                  (gg) Expense Limitation Agreement, dated December 3, 2014, between the Registrant, on behalf of the AllianceBernstein Small Cap Value Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

                  (hh) Expense Limitation Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

                  (ii) Acquired Fund Fee Waiver Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein, L.P. Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.


                  (jj) Expense Limitation Agreement, dated July 29, 2015, between the Registrant, on behalf of AB International Strategic Core Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

                  (kk) Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Concentrated Growth Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 215 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

                  (ll) Expense Limitation Agreement, dated September 9, 2015, between the Registrant, on behalf of the AB Emerging Markets Core Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 216 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.


            (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.


            (15) Financial statements omitted pursuant to Item 14(a)(1). - Not applicable.


            (16) Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Exhibit (16) to the Registrant's Registration Statement on Form N-14 (File No. 333-213893), filed with the Securities and Exchange Commission on September 30, 2016.

            (17)  Additional Exhibits - Not Applicable.

ITEM 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES
                                   ----------


      As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 14th day of November, 2016.


                                                   AB CAP FUND, INC.

                                                   By: Robert M. Keith*
                                                       ---------------------
                                                       Robert M. Keith
                                                       President


          As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                        Title                 Date
     ---------                        -----                 ----

(1) Principal Executive Officer:

     Robert M. Keith*                 President and         November 14, 2016
     --------------------------       Chief Executive
     Robert M. Keith                  Officer


(2)  Principal Financial and
     Accounting Officer:

     /s/ Joseph J. Mantineo           Treasurer             November 14, 2016
     --------------------------       and Chief
         Joseph J. Mantineo           Financial Officer


(3) All of the Directors:

     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Robert M. Keith*
     Carol C. McMullen*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*


     *By: /s/ Eric C. Freed                                 November 14, 2016
          ---------------------
          Eric C. Freed
          (Attorney-in-fact)

                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.        Description of Exhibits
------------       -----------------------


(14)               Consent of Independent Registered Accounting Firm